13,000,000 Shares

Tortoise Energy Independence Fund, Inc.

Common Stock

Investment Objective.    Tortoise Energy Independence Fund, Inc. (the “Fund,” “we,” “us” or “our”) is a newly organized, non-diversified closed-end management investment company. Our investment objective is to provide our stockholders a high level of total return, with an emphasis on current distributions. We cannot assure you that we will achieve our investment objective.

Investment Strategy.    We seek to invest primarily in a portfolio of equity securities of companies that provide access to North American oil and gas production growth, which supports North American energy independence through reduced reliance on foreign energy sources. We intend to focus primarily on North American energy companies that engage in the exploration and production of crude oil, condensate, natural gas and natural gas liquids (“NGLs”) that generally have a strong presence in North American oil and gas reservoirs, including shale, and, to a lesser extent, on companies that provide associated transportation, processing, storage, servicing and equipment.

Tax Matters.    We intend to elect to be treated, and to qualify each year, as a regulated investment company (“RIC”). Assuming that we qualify as a RIC, we generally will not be subject to U.S. federal income tax on income and gains that we distribute each taxable year to stockholders. See “Certain U.S. Federal Income Tax Considerations.”

No Prior History.    Prior to this offering, there has been no public or private market for shares of our common stock. Our common stock has been approved for listing on the New York Stock Exchange under the trading or “ticker” symbol “NDP,” subject to notice of issuance.

Investing in our securities involves certain risks. You could lose some or all of your investment. See “Risk Factors” beginning on page 20 of this prospectus. You should consider carefully these risks together with all of the other information contained in this prospectus before making a decision to purchase our securities.

Shares of closed-end management investment companies frequently trade at prices lower than their net asset value or initial offering price. This discount risk may be greater for initial investors expecting to sell shares shortly after the completion of this offering.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Public offering price	$25.000	325,000,000
Sales load(2)	$1.125	14,625,000
Proceeds, before expenses, to us(3)	$23.875	310,375,000

(notes on following page)

The underwriters expect to deliver the common stock to purchasers on or about July 31, 2012.

UBS Investment Bank	BofA Merrill Lynch	Wells Fargo Securities

Barclays	Oppenheimer & Co.	RBC Capital Markets	Stifel Nicolaus Weisel

Baird	BB&T Capital Markets	Henley & Company LLC
J.J.B. Hilliard, W.L. Lyons, LLC	Janney Montgomery Scott	Ladenburg Thalmann & Co. Inc.

Pershing LLC	Wunderlich Securities

The date of this prospectus is July 26, 2012.

(notes from previous page)

(1)	The underwriters named in this prospectus have the option to purchase up to 1,950,000 additional shares of common stock at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover over-allotments. If the over-allotment option is exercised in full, the total public offering price, sales load and proceeds, before expenses, to us will be $373,750,000, $16,818,750, and $356,931,250, respectively. See “Underwriting”.

(2)	Tortoise Capital Advisors, L.L.C., our Adviser, has agreed to pay from its own assets a structuring fee to each of UBS Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC and has agreed to pay additional compensation in connection with the offering to Oppenheimer & Co. Inc., RBC Capital Markets, LLC and Stifel, Nicolaus & Company, Incorporated. The aggregate amount of these payments is $4,098,799 and these payments are not reflected under sales load in the table above. The sum of all compensation to the underwriters in connection with this public offering of shares of common stock, including the sales load, the structuring and additional compensation fees and all forms of additional payments to the underwriters will not exceed 6.01% of the total public offering price of the shares of common stock sold in this offering. See “Underwriting—Additional Compensation to be Paid by Our Adviser.”

(3)	In addition to the sales load, we will pay, and our stockholders will bear, offering costs of up to $0.05 per share, estimated to total approximately $650,000 ($747,500, if the underwriters exercise the over-allotment option in full), which will reduce the “Proceeds, before expenses, to us.” Tortoise Capital Advisors, L.L.C., our Adviser, has agreed to pay all organizational expenses and the amount by which the aggregate of all of our offering costs (excluding the sales load, but including a portion of the amount payable to an affiliate of the Adviser for the marketing of our common stock) exceeds $0.05 per share.

(continued from cover page)

Portfolio.    Under normal circumstances, we will invest at least 80% of our Total Assets (as defined on page 1) in equity securities of North American energy companies, including at least 70% of our Total Assets in equity securities of upstream energy companies. We may invest up to 35% of our Total Assets in securities of non-U.S. issuers (including Canadian issuers). We may invest up to 30% of our Total Assets in restricted securities that are ineligible for resale under Rule 144A (“Rule 144A”) under the Securities Act of 1933, as amended (the “1933 Act”) all of which may be illiquid securities, primarily through direct investments in securities of listed companies. We may invest up to 25% of our Total Assets in securities of master limited partnerships (“MLPs”). We will not invest in privately held companies. We will also seek to provide current income from gains earned through an option strategy which will consist of writing (selling) covered call options on equity securities in our portfolio.

Leverage.    The borrowing of money and issuance of preferred stock and debt securities represent the leveraging of our common stock. We reserve the right at any time to use financial leverage to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). We anticipate that our initial leverage will consist of borrowings pursuant to a credit facility. See “Risk Factors—Leverage Risk.”

Investment Adviser.    We will be managed by Tortoise Capital Advisors, L.L.C. (the “Adviser”), a registered investment adviser specializing in managing portfolios of investments in listed energy infrastructure companies. As of June 30, 2012, our Adviser managed investments of approximately $7.7 billion in the energy infrastructure sector, including the assets of publicly traded closed-end funds, an open-end fund and other accounts. Our Adviser has a 25 person investment team dedicated to the energy sector.

This prospectus sets forth the information that you should know about the Fund before investing. You should read this prospectus before deciding whether to invest in our securities. You should retain this prospectus for future reference. A statement of additional information, dated July 26, 2012, as supplemented from time to time, containing additional information, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the statement of additional information, the table of contents of which is on page 68 of this prospectus, request a free copy of our annual, semi-annual and quarterly reports, request other information or make stockholder inquiries, by calling toll-free at 1-866-362-9331 or by writing to us at 11550 Ash Street, Suite 300, Leawood, Kansas 66211. Our annual, semi-annual and quarterly reports and the statement of additional information also will be available on our Adviser’s website at www.tortoiseadvisors.com. Information included on such website does not form part of this prospectus. You can review and copy documents we have filed at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The SEC charges a fee for copies. You can get the same information on the EDGAR database, including other material incorporated by reference into this prospectus, free from the SEC’s website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, 100 F. Street, N.E., Room 1580, Washington, D.C. 20549.

Our securities do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Until August 20, 2012 (25 days after the date of this prospectus) all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to each dealer’s obligation to deliver a prospectus when acting as an underwriter and with respect to its unsold allotments or subscriptions.

Cautionary notice regarding forward-looking statements

This prospectus and the statement of additional information contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” “could,” “should” and similar terms and the negative of such terms. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect our actual results are the performance of the portfolio of securities we hold, the time necessary to fully invest the proceeds of this offering, our covered call strategy, the conditions in the U.S. and international financial, crude oil, natural gas, and other markets, the level and volatility of commodity prices, the price at which our shares will trade in the public markets and other factors.

Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risk Factors” section of this prospectus. All forward-looking statements contained or incorporated by reference in this prospectus are made as of the date of this prospectus. Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement. The forward-looking statements contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the 1933 Act.

Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the “Risk Factors” section of this prospectus. We urge you to review carefully that section for a more detailed discussion of the risks of an investment in our securities.

i

You should rely only on the information contained or incorporated by reference in this prospectus in making your investment decisions. Neither we nor the underwriters have authorized any other person to provide you with different or inconsistent information. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus does not constitute an offer to sell or solicitation of an offer to buy any securities in any jurisdiction where the offer or sale is not permitted. The information appearing in this prospectus is accurate only as of the date on its cover. Our business, financial condition and prospects may have changed since such date. We will advise investors of any material changes.

ii

Prospectus summary

The following summary contains basic information about us and our securities. It is not complete and may not contain all of the information you may want to consider. You should review the more detailed information contained elsewhere in this prospectus and in the statement of additional information, especially the information set forth under the heading “Risk Factors” beginning on page 20 of this prospectus.

The Fund

We are a newly organized, non-diversified, closed-end management investment company. Our investment objective is to provide our stockholders a high level of total return, with an emphasis on current distributions. We seek to provide our stockholders with an efficient vehicle to invest in a portfolio consisting primarily of equity securities of North American energy companies. We cannot assure you that we will achieve our investment objective.

Our Adviser

We will be managed by Tortoise Capital Advisors, L.L.C. (the “Adviser”), a registered investment adviser specializing in managing portfolios of investments in listed energy infrastructure companies. As of June 30, 2012, our Adviser managed investments of approximately $7.7 billion in the energy sector, including the assets of publicly traded closed-end funds, an open-end fund and other accounts. Our Adviser has a 25-person investment team dedicated to the energy sector.

The Offering

We are offering 13,000,000 shares of common shares at $25.00 per share through a group of underwriters (the “Underwriters”) led by UBS Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC. You must purchase at least 100 shares of common stock in this offering. The Fund has given the Underwriters an option to purchase up to 1,950,000 additional shares of common stock to cover orders in excess of 13,000,000 shares of common stock. See “Underwriting.” Tortoise Capital Advisors, L.L.C., our Adviser, has agreed to pay all organizational expenses and the amount by which the aggregate of all of our offering costs (excluding the sales load, but including a portion of the amount payable to an affiliate of the Adviser for the marketing of our common stock) exceeds $0.05 per share.

Investment Strategy

We seek to invest primarily in a portfolio of equity securities of companies that provide access to North American oil and gas production growth, which supports North American energy independence through reduced reliance on foreign energy sources. We intend to focus primarily on North American energy companies that engage in the exploration and production of crude oil, condensate, natural gas and natural gas liquids (“NGLs”) that generally have a strong presence in North American oil and gas reservoirs, including shale, and, to a lesser extent, on companies that provide associated transportation, processing, storage, servicing and equipment.

Under normal circumstances, we will invest at least 80% of our Total Assets in equity securities of North American energy companies, including at least 70% of our Total Assets in equity securities of upstream energy companies. We define “Total Assets” as the value of securities, cash or other assets held, including securities or assets obtained through leverage, and interest accrued but not yet received. We will invest in equity securities that are publicly traded on an exchange or in the over-the-counter (“OTC”) market, primarily consisting of common stock, but also including, among others, master limited partnerships (“MLPs”) and limited liability company (“LLC”) common units.

We consider a company to be a North American energy company if (i) it is organized under the laws of, or maintains its principal place of business in, the United States or Canada, and (ii) at least 50% of its assets, cash flow or revenue is associated with the exploration, development, drilling, completion or production of crude oil, condensate, natural gas and NGLs, or providing associated transportation, processing, storage, servicing and equipment. We consider a company to be an upstream energy company if (i) at least 50% of its assets, cash flow or revenue is associated with the exploration, development, drilling, completion or production of crude oil, condensate, natural gas and NGLs or (ii) its business is related to energy production or refining as defined by the Standard Industrial Classification (“SIC”) system.

We may invest up to 35% of our Total Assets in securities of non-U.S. issuers (including Canadian issuers). An issuer of a security will generally be considered to be a non-U.S. issuer if it is organized under the laws of, or maintains its principal place of business in, a country other than the United States. We may invest up to 30% of our Total Assets in restricted securities that are ineligible for resale under Rule 144A (“Rule 144A”) under the Securities Act of 1933, as amended (the “1933 Act”), all of which may be illiquid securities, primarily through direct investments in securities of listed companies. As a registered investment company (“RIC”), we may invest up to 25% of our Total Assets in securities of MLPs.

We will also seek to provide current income from gains earned through an option strategy. We currently intend to write (sell) call options on selected equity securities in our portfolio (“covered calls”). The notional amount of such calls is expected to initially be approximately 30% to 40% of the total value of our portfolio, although this percentage may vary over time depending on the cash flow requirements of the portfolio and on our Adviser’s assessment of market conditions. We initially intend to write out-of-the-money options in which the strike price of the option is above the market price of the security. As the writer of such call options, in effect, during the term of the option, in exchange for the premium we receive, we sell the potential appreciation above the exercise price in the value of the security or securities covered by the options. Therefore, we may forego part of the potential appreciation for part of our equity portfolio in exchange for the call premium received.

Listing and Symbol

Our common stock has been approved for listing on the New York Stock Exchange (“NYSE”) under the trading or “ticker” symbol “NDP,” subject to notice of issuance.

Use of Proceeds

We expect to use the net proceeds from the sale of our common stock to invest in accordance with our investment objective and policies and for working capital purposes. We expect to fully invest the net proceeds of this offering within three to six months after the closing. Pending such investment, we expect that the net proceeds of this offering will be invested in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities.

Market Opportunity

We believe that the North American energy companies we will target provide attractive investment opportunities. Technological advancements are providing access to previously inaccessible energy resources in North American oil and gas reservoirs, including shale. North America has a significant amount of potentially recoverable oil and gas resources, providing the opportunity for an extended period of North American production growth, with several industry sources forecasting increased production over the coming two decades.

This is evidenced by the International Energy Agency projection that North America will lead the globe in upstream investments, with $4.3 trillion projected from 2011 to 2035, of which Tortoise estimates $122 billion in upstream investments in 2012 alone. These projected upstream investments are widespread, located in numerous geographic regions across North America. Leading global energy companies are making multi-billion dollar long-term commitments, with over $110 billion in North American upstream investments in the last three years.

Targeted Investment Characteristics

The majority of our investments will generally have the following targeted characteristics:

•	Production volume growth potential of crude oil, natural gas or NGLs;

•	Substantial acreage interests in premier North American oil and gas reservoirs, including shale;

•	Efficient asset operations demonstrated through management of operating, general and administrative, development, and acquisition expenses;

•	Experienced, disciplined management teams with track records of growing production and reserves through identification of new, emerging supply sources;

•	Direct commodity price exposure to the price of crude oil, natural gas, and NGLs with hedging strategies designed to minimize short-term price volatility; and

•	Total return potential through a combination of current income and capital appreciation.

Experience of the Adviser

Our Adviser has significant experience investing in North American energy companies including:

•

A Leading Energy Infrastructure Adviser.    Our Adviser formed the first NYSE listed MLP focused closed-end fund and is one of the largest investment managers dedicated to managing closed-end funds focused on U.S. energy infrastructure MLPs. As of June 30, 2012, our Adviser had approximately $7.7 billion of assets under management in the energy sector, including the assets of publicly traded closed-end funds, an open-end fund and other accounts. The six members of our Fund’s investment committee have, on average, over 25 years of experience.

•

Experience Across the Energy Value Chain.    Our Adviser has managed energy investments through various economic cycles through a disciplined, long-term oriented investment approach that it has used since its founding. Through its in-house research coverage of companies throughout the entire energy value chain, our Adviser’s investment process uses a bottom-up, fundamentals-based approach. Through proprietary models, including risk, valuation and financial models, our Adviser’s philosophy places extensive focus on quality and emphasizes downside risk mitigation, and total return potential. Our Adviser believes its investment process is a competitive advantage, allowing it to evaluate risk and reward intelligently across the energy universe.

•

Deep Relationships and Access to Deal Flow.    We believe our Adviser’s history in the energy sector, its long-term investment strategy and its deep relationships with issuers, underwriters and sponsors offers competitive advantages in evaluating and managing investment opportunities. Our Adviser led the first MLP direct placement and has participated in over 110 direct investments in which it has invested over $2.5 billion since 2002 through listed funds it advises and other specialty vehicles and accounts.

•

Capital Markets Innovation.    Our Adviser is a leader in providing investment, financing and structuring opportunities through listed funds it advises. Our Adviser formed the first listed, closed-end fund focused primarily on investing in energy infrastructure MLPs and led the development of institutional MLP direct placements to fund capital projects, acquisitions and sponsor liquidity. In addition, our Adviser established one of the first registered closed-end fund universal shelf registration statements and completed the first registered direct offering from a universal shelf registration statement for a closed-end fund.

Fees

Pursuant to our investment advisory agreement, we will pay our Adviser a fee for its investment management services equal to an annual rate of 1.10% of our average monthly “Managed Assets” (defined as our Total Assets minus the sum of accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of any outstanding preferred stock)). Our Adviser has agreed to a fee waiver of 0.15%, 0.15%, 0.10%, and 0.10% of our average monthly Managed Assets for the first, second, third and fourth years following this offering, respectively. The fee will be calculated and accrued daily and paid quarterly in arrears. See “Management of the Fund—Compensation and Expenses.”

Federal Income Tax Status

We intend to elect to be treated, and to qualify each year, as a RIC under the Internal Revenue Code of 1986, as amended (the “Code”). Assuming that we qualify as a RIC, we generally will not be subject to U.S. federal income tax on income and gains that we distribute each taxable year to stockholders if we meet certain minimum distribution requirements. To qualify as a RIC, we will be required to meet asset diversification tests and to meet and maintain our RIC status annual qualifying income and distribution tests. See “Certain U.S. Federal Income Tax Considerations.”

Investment Policies

We have adopted the following non-fundamental investment policies:

•

Under normal circumstances, we will invest at least 80% of our Total Assets in equity securities of North American energy companies, including at least 70% of our Total Assets in equity securities of upstream energy companies;

•

We may invest up to 35% of our Total Assets in securities of non-U.S. issuers (including Canadian issuers). An issuer of a security generally will be considered to be a non-U.S. issuer if it is organized under the laws of, or maintains its principal place of business in, a country other than the United States;

•

We may invest up to 30% of our Total Assets in restricted securities that are ineligible for resale under Rule 144A under the 1933 Act, all of which may be illiquid securities, primarily through direct investments in securities of listed companies. For purposes of this limitation, “restricted securities” include (i) registered securities of public companies subject to a lock-up period, (ii) unregistered securities of public companies with registration rights, and (iii) unregistered securities of public companies that become freely tradable with the passage of time;

•	We will not invest in privately held companies;

•	We may invest up to 20% of our Total Assets in debt securities, including those rated below investment grade, commonly referred to as “junk bonds”;

•	We will not invest more than 10% of our Total Assets in any single issuer; and

•	We will not engage in short sales.

As a RIC, we may invest up to 25% of our Total Assets in securities of MLPs.

The Board of Directors (the “Board of Directors” or “Board”) may change our non-fundamental investment policies without stockholder approval and will provide notice to stockholders of material changes (including notice through stockholder reports), although a change in the policy of investing at least 80% of our Total Assets in equity securities of North American energy companies requires at least 60 days’ prior written notice to stockholders. Unless otherwise stated, these investment restrictions apply at the time of purchase. Furthermore, we will not be required to reduce a position due solely to market value fluctuations.

In addition, to comply with federal tax requirements for qualification as a RIC, our investments will be limited so that at the close of each quarter of each taxable year (i) at least 50% of the value of our Total Assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of our Total Assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of our Total Assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (which includes MLPs). These tax-related limitations may be changed by the Board of Directors to the extent appropriate in light of changes to applicable tax requirements.

During the period in which we are investing the net proceeds of this offering, we may deviate from our investment policies by investing the net proceeds in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities. Under adverse market or economic conditions, we may invest up to 100% of our Total Assets in these securities. To the extent we invest in these securities on a temporary basis or for defensive purposes, we may not achieve our investment objective.

Distributions

We intend to make quarterly cash distributions to our common stockholders. We expect to declare the initial distribution approximately 45 to 60 days after the completion of this offering, and to pay such distribution on or around November 30, 2012, depending upon market conditions.

We expect that the source of the cash payments we receive from our investments will constitute investment company taxable income, as well as long-term capital gains or return of capital from such investments. Investment company taxable income includes, among other items, dividends, operational income from MLPs, interest and net short-term capital gains, less expenses. Long-term capital gains reflect the realized market price received in the sale of an investment security in excess of its cost basis, less net capital losses, including any capital loss carryforwards. Since, as a RIC, we may invest up to 25% of our Total Assets in MLPs, a portion of distributions received from our investments may be sourced as return of capital. This may be due to a variety of factors, including that the MLP may have significant non-cash deductions, such as accelerated depreciation. However, since we may only invest up to 25% of our Total Assets in MLPs, our Adviser does not anticipate a significant portion of the Fund’s distributions to stockholders will be characterized as return of capital; rather, it expects the significant sources of such distributions to be investment company taxable income and net capital gain; however, there is no guarantee that this will be the case.

For tax purposes, distributions of investment company taxable income are generally taxable to stockholders as ordinary income. However, it is expected that part (but not all) of the distributions to our common stockholders may be eligible for the qualified dividend income treatment for individual stockholders and the dividends-received deduction for corporate stockholders, assuming the stockholder meets certain holding period requirements with respect to its Fund shares. Any distributions to you in excess of the Fund’s investment company taxable income and net capital gains will be treated by you, first, as a tax-deferred return of capital, which is applied against and will reduce the adjusted tax basis of your stock and, after such adjusted tax basis is reduced to zero, will generally constitute capital gains. Any long-term capital gain distributions are taxable to stockholders as long-term capital gains regardless of the length of time shares have been held. Net capital gains distributions are not eligible for the qualified dividend income treatment or the dividends-received deduction. See “Certain U.S. Federal Income Tax Considerations” for a discussion regarding federal income tax requirements as a RIC, as well as the potential tax characterization of our distributions to stockholders.

Various factors will affect the levels of cash we receive from our investments, as well as the amounts of income represented by such cash, such as our asset mix and covered call strategy. We may not be able to make distributions in certain circumstances. To permit us to maintain a more stable distribution, our Board of Directors may from time to time cause us to distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by us for any particular period may be more or less than the amount of income actually earned by us during that period. Undistributed income will add to our net asset value, and, correspondingly, distributions from undistributed income will deduct from our net asset value. See “Distributions” and “Risk Factors —Performance and Distribution Risk.”

Automatic Dividend Reinvestment Plan

We intend to have an automatic dividend reinvestment plan for our stockholders that will be effective upon completion of this offering. Our plan will be an “opt out” dividend reinvestment plan. Registered holders of our common stock will automatically be enrolled and entitled to participate in the plan. As a result, if we declare a distribution after the plan is effective, a registered holder’s cash distribution will be automatically reinvested in additional common stock, unless the registered holder specifically “opts out” of the dividend reinvestment plan so as to receive cash distributions. Stockholders who receive distributions in the form of common stock will generally be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Automatic Dividend Reinvestment Plan” and “Certain U.S. Federal Income Tax Considerations.”

Leverage

The borrowing of money and the issuance of preferred stock and debt securities represent the leveraging of our common stock. The issuance of additional common stock may enable us to increase the aggregate amount of our leverage. We reserve the right at any time to use financial leverage to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), or we may elect to reduce the use of leverage or use no leverage at all. Our Board of Directors has approved a leverage target of 10% to 15% of our Total Assets at the time of incurrence and has also approved a policy permitting temporary increases in the amount of leverage we may use to up to 20% of our Total Assets at the time of incurrence, provided that (i) such leverage is consistent with the limits set forth in the 1940 Act, and (ii) we expect to reduce such increased leverage over time in an orderly fashion. The timing and terms of any leverage transactions will be determined by our Board of Directors. In addition, the percentage of our assets attributable to leverage may vary significantly during periods of extreme market volatility and will increase during periods of declining market prices of our portfolio holdings.

Under the 1940 Act, we are not permitted to issue preferred stock unless immediately after such issuance, the value of our Total Assets (including the proceeds of such issuance) less all liabilities and indebtedness not represented by senior securities is at least equal to 200% of the total of the aggregate amount of senior securities representing indebtedness plus the aggregate liquidation value of any outstanding preferred stock. Stated another way, we may not issue preferred stock that, together with outstanding preferred stock and debt securities, has a total aggregate liquidation value and outstanding principal amount of more than 50% of the value of our Total Assets, including the proceeds of such issuance, less liabilities and indebtedness not represented by senior securities. Under the 1940 Act, we are not permitted to issue debt securities or incur other indebtedness constituting senior securities unless immediately thereafter, the value of our Total Assets (including the proceeds of the indebtedness) less all liabilities and indebtedness not represented by senior securities is at least equal to 300% of the amount of the outstanding indebtedness. Stated another way, we may not issue debt securities or incur other indebtedness with an aggregate principal amount of more than 33 1/3% of the value of our Total Assets, including the amount borrowed, less all liabilities and indebtedness not represented by senior securities.

There can be no assurance that a leveraging strategy will be successful during any period in which it is used. The use of leverage involves risks, which can be significant. See “Leverage” and “Risk Factors—Leverage Risk.”

Hedging & Risk Management

In addition to writing covered call options as part of our investment strategy, the risks of which are described herein, we may utilize derivative instruments for hedging and risk management purposes.

We may utilize hedging techniques such as interest rate transactions to mitigate potential interest rate risk on a portion of our leverage. Such interest rate transactions would be used to protect us against higher costs on our leverage resulting from increases in short-term interest rates. We anticipate that the majority of such interest rate hedges would be interest rate swap contracts, interest rate caps and floors purchased from financial institutions.

We may in the future, but do not currently intend to, use other hedging and risk management strategies, including futures, forward contracts, options, options on such contracts and interest rate and total return swaps, to seek to manage other market risks. Such hedging strategies may be utilized to seek to protect against possible adverse changes in the market value of securities held in our portfolio, exposure to commodities prices and non-U.S. currencies, or to otherwise protect the value of our portfolio. See “Leverage—Hedging and Risk Management” and “Risk Factors—Hedging and Derivatives Risk.”

Conflicts of Interest

Conflicts of interest may arise from the fact that our Adviser and its affiliates carry on substantial investment activities for other clients, in which we have no interest. Our Adviser or its affiliates may have financial incentives to favor certain of these accounts over us. Any of their proprietary accounts or other customer accounts may compete with us for specific trades. Our Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for, other accounts and customers, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for us, even though their investment objectives may be the same as, or similar to, ours.

Situations may occur when we could be disadvantaged because of the investment activities conducted by our Adviser and its affiliates for their other accounts. Certain of our Adviser’s managed funds and accounts may invest in the equity securities of a particular company, while other funds and accounts managed by our Adviser may invest in the debt securities of the same company. Such situations may be based on, among other things, the following: (i) legal or internal restrictions on the combined size of positions that may be taken for us or the other accounts, thereby limiting the size of our position; (ii) the difficulty of liquidating an investment for us or the other accounts where the market cannot absorb the sale of the combined position; or (iii) limits on co-investing in direct placement securities under the 1940 Act. Our investment opportunities may be limited by affiliations of our Adviser or its affiliates with energy companies.

The use of leverage creates an opportunity for increased income and capital appreciation for common stockholders, but at the same time creates special risks that may adversely affect common stockholders. Because our management fee is based upon a percentage of our Managed Assets, our management fee is higher when we are leveraged. Therefore, our Adviser has a financial incentive to use leverage, which will create a conflict of interest between our Adviser and our common stockholders, who will bear the costs of our leverage. See “Investment Objective and Principal Investment Strategies—Conflicts of Interest.”

Adviser’s Information

The offices of our Adviser are located at 11550 Ash Street, Suite 300, Leawood, Kansas 66211. The toll-free telephone number of our Adviser is (866) 362-9331 and our Adviser’s website is www.tortoiseadvisors.com. Information posted to our Adviser’s website should not be considered part of this prospectus.

Who May Want to Invest

Investors should consider their investment goals, time horizons and risk tolerance before investing in our common stock. We may be an appropriate investment for investors who are seeking:

•	an investment that provide access to North American oil and gas production growth, which supports North American energy independence through reduced reliance on foreign energy sources;

•	a portfolio of North American energy companies that generally have a strong presence in North American oil and gas reservoirs, including shale;

•	exposure to commodity prices;

•	simplified tax reporting with one Internal Revenue Service (“IRS”) 1099 and no unrelated business taxable income (“UBTI”);

•	potential diversification of their overall investment portfolio; and

•	professional securities selection and active management by an experienced adviser who has managed energy assets across various economic cycles.

An investment in our common stock involves a high degree of risk. Investors could lose some or all of their investment. See “Risk Factors.”

Risks

Investing in our common stock involves risk, including the risk that you may receive little or no return on your investment, or even that you may lose part or all of your investment. Our strategy of concentrating in North American energy investments means that our performance will be closely tied to the performance of the energy sector, and we will be subject to the risks inherent in the business of North American energy companies, including of commodity price volatility. These risks, along with other risks applicable to an investment in our common stock, are more fully set forth under the heading “Risk Factors.” Before investing in our common stock, you should consider carefully all of these risks.

In addition, we are designed primarily as a long-term investment vehicle, and our common stock is not an appropriate investment for a short-term trading strategy. An investment in our securities should not constitute a complete investment program for any investor and involves a high degree of risk. Due to the uncertainty in all investments, there can be no assurance that we will achieve our investment objective.

Summary of Fund expenses

The following table and example contain information about the costs and expenses that common stockholders will bear directly or indirectly. In accordance with Securities and Exchange Commission (“SEC”) requirements, the expenses shown in the table under “Other Expenses” and “Total Annual Expenses” are based on estimated amounts for our annual operations and assume that we issue 13 million shares of common stock. The table below shows our expenses, including leverage costs, as a percentage of our net assets and not as a percentage of gross assets or Managed Assets. We caution you that the percentages in the table below indicating annual expenses are estimates and may vary.

Stockholder Transaction Expenses (as a percentage of offering price):
Sales Load	4.50	%(1)
Offering Expenses Borne by the Fund	0.20	%(2)
Dividend Reinvestment Plan Fees	None	(3)

Total Stockholder Transaction Expenses Paid	4.70%

Annual Expenses (as a percentage of net assets attributable to common stock)(4):
Management Fee(5)	1.22%
Leverage Costs(6)	0.19%
Other Expenses(7)	0.25%

Total Annual Expenses(8)	1.66%
Less Fee and Expense Reimbursement(9)	(0.17)%

Net Annual Expenses(8)	1.49%

(1)	For a description of the sales load and other compensation paid to the underwriters, see “Underwriting.”
(2)	Stockholders will pay offering costs of up to $0.05 per share, estimated to total approximately $650,000. Our Adviser has agreed to pay all organizational expenses and the amount by which the aggregate of all of our offering costs (excluding the sales load, but including a portion of the amount payable to an affiliate of the Adviser for the marketing of our common stock) exceeds $0.05 per share.
(3)	The expenses associated with the administration of our automatic dividend reinvestment plan are included in “Other Expenses.” The participants in our automatic dividend reinvestment plan will pay a transaction fee if they direct the plan agent to sell shares of common stock held in their investment account and a per share fee with respect to open market purchases, if any, made by the plan agent under the plan. For more details about the plan, see “Automatic Dividend Reinvestment Plan.”
(4)	Assumes leverage of approximately $34 million determined using the assumptions set forth in footnote (6) below. We have not included a line item for “Acquired Fund Fees and Expenses” as such expenses are not anticipated to exceed one basis point.
(5)	Although our management fee is 1.10% (annualized) of our average monthly Managed Assets, the table above reflects expenses as a percentage of net assets. Managed Assets means our Total Assets minus the sum of accrued liabilities other than (1) debt entered into for the purpose of leverage and (2) the aggregate liquidation preference of any outstanding preferred shares. Net Assets is defined as Managed Assets minus debt entered into for the purposes of leverage and the aggregate liquidation preference of any outstanding preferred shares. See “Management of the Fund—Compensation and Expenses.”
(6)	The table above assumes that we borrow approximately $34 million, which reflects leverage in an amount representing approximately 10% of our Total Assets assuming an annual interest rate of 1.75% on the amount borrowed and assuming we issue 13 million shares of common stock.

(footnotes continued on following page)

Summary of Fund expenses

(7)	“Other Expenses” includes our estimated overhead expenses, including payments to our transfer agent, administrator, custodian, fund accountant, and legal and accounting expenses for our first year of operation assuming we issue 13 million shares of common stock. The holders of our common stock indirectly bear the cost associated with such other expenses as well as all other costs not specifically assumed by our Adviser and incurred in connection with our operations.
(8)	The table presented above estimates what our annual expenses would be, stated as a percentage of our net assets attributable to our shares of common stock. This results in a higher percentage than the percentage attributable to our estimated annual expenses stated as a percentage of our Managed Assets. See “Leverage—Annual Expenses” on page 34.
(9)	Our Adviser has agreed to a fee waiver of 0.15%, 0.15%, 0.10% and 0.10% of our average monthly Managed Assets for the first, second, third and fourth years following this offering, respectively.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. These amounts are based upon an assumed sales load of 4.50%, offering expenses of 0.20% and our payment of annual operating expenses at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return.	$61	$92	$127	$229

The example and the expenses in the tables above are intended to assist you in understanding the various costs and expenses an investor in our common stock may bear directly or indirectly and should not be considered a representation of our future expenses. Actual expenses may be greater or less than those shown. Moreover, while the example assumes, as required by the applicable rules of the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all distributions at net asset value, participants in our dividend reinvestment plan may receive common stock valued at the market price in effect at that time. This price may be at, above or below net asset value. See “Automatic Dividend Reinvestment Plan” for additional information regarding our automatic dividend reinvestment plan.

For additional information with respect to our expenses, see “Management of the Fund” and “Automatic Dividend Reinvestment Plan.”

The Fund

We are a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. We were organized as a Maryland corporation on April 11, 2012 pursuant to articles of incorporation. Our fiscal year ends on November 30. Our common stock has been approved for listing on the New York Stock Exchange under the trading or ticker symbol “NDP,” subject to notice of issuance.

Use of proceeds

We expect to use the net proceeds from the sale of our common stock to invest in accordance with our investment objective and policies and for working capital purposes. We expect to fully invest the net proceeds of this offering within three to six months after the closing. Pending such investment, we expect that the net proceeds of this offering will be invested in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities. See “Risk Factors—Delay in Use of Proceeds Risk.” The three to six month timeframe associated with the anticipated use of proceeds could lower returns and reduce the amount of cash available to make distributions.

Investment objective and principal investment strategies

Investment Objective and Strategy

Our investment objective is to provide our stockholders a high level of total return, with an emphasis on current distributions. We seek to invest in a portfolio of equity securities of companies that provide access to North American oil and gas production growth, which supports North American energy independence through reduced reliance on foreign energy sources. We intend to focus primarily on North American energy companies that engage in the exploration and production of crude oil, condensate, natural gas and NGLs that generally have a strong presence in North American oil and gas reservoirs, including shale, and, to a lesser extent, on companies that provide associated transportation, processing, storage, servicing and equipment.

North American Energy Companies

Under normal circumstances, we will invest at least 80% of our Total Assets in equity securities of North American energy companies, including at least 70% of our Total Assets in equity securities of upstream energy companies. We define “Total Assets” as the value of securities, cash or other assets held, including securities or assets obtained through leverage, and interest accrued but not yet received. We will invest in equity securities that are publicly traded on an exchange or in the OTC market, primarily consisting of common stock, but also including, among others, MLP and LLC common units.

We consider a company to be a North American energy company if (i) it is organized under the laws of, or maintains its principal place of business in, the U.S. or Canada, and (ii) at least 50% of its assets, cash flow or revenue is associated with the exploration, development, drilling, completion or production of crude oil, condensate, natural gas and NGLs, or providing associated transportation, processing, storage, servicing and equipment. We consider a company to be an upstream energy company if (i) at least 50% of its assets, cash flow or revenue is associated with the exploration, development, drilling, completion or production of crude oil, condensate, natural gas and NGLs or (ii) its business is related to energy production or refining as defined by the SIC system.

Investment Process and Risk Management

Our Adviser’s investment process utilizes fundamental analysis and a comparison of quantitative, qualitative, and relative value factors. Investment decisions are driven by proprietary financial, risk, and valuation models developed and maintained by our Adviser which assist in the evaluation of investment decisions and risk. Financial models, based on business drivers with historical and multi-year operational and financial projections, quantify growth, facilitate sensitivity and credit analysis, and aid in peer comparisons. The risk models assess a company’s asset quality, management, and stability of cash flows operational and financial performance. Our Adviser also uses traditional valuation metrics such as cash flow multiples and net asset value in its investment process. In addition, the Adviser analyzes production growth potential and the company’s ability to grow production over time through internally generated cash flows as well as uses its midstream energy expertise to assist in analyzing emerging areas of production growth.

Our Fund’s investment committee is responsible for approving investment decisions and monitoring our investments. In conducting due diligence, our Adviser relies on first-hand sources of information, such as company filings, meetings and conference calls with management, site visits, government information, etc. Although our Adviser intends to use research provided by broker-dealers and investment firms, primary emphasis will be placed on proprietary analysis and valuation models

Investment objective and principal investment strategies

conducted and maintained by our Adviser’s in-house investment analysts. To determine whether a company meets its investment criteria, our Adviser will generally look for the targeted investment characteristics as described herein. All decisions to invest in a company must be approved by the unanimous decision of our investment committee.

The due diligence process followed by our Adviser is comprehensive and includes:

•	review of historical and prospective financial information;

•	diligence of quarterly updates and conference calls;

•	analysis of financial models and projections;

•	meetings with management and key employees;

•	on-site visits; and

•	screening of relevant partnership and other key documents.

Market Opportunity

We believe that the North American energy companies we will target provide attractive investment opportunities. Technological advancements are providing access to previously inaccessible energy resources in North American oil and gas reservoirs, including shale. North America has a significant amount of potentially recoverable oil and gas resources, providing the opportunity for an extended period of North American production growth, with several industry sources forecasting increased production over the coming two decades.

This is evidenced by the International Energy Agency projection that North America will lead the globe in upstream investments, with $4.3 trillion projected from 2011 to 2035, of which Tortoise estimates $122 billion in upstream investments in 2012 alone. These projected upstream investments are widespread, located in numerous geographic regions across North America. Leading global energy companies are making multi-billion dollar long-term commitments, with over $110 billion in North American upstream investments in the last three years.

Targeted Investment Characteristics

The majority of our investments will generally have the following targeted characteristics:

•	Production volume growth potential of crude oil, natural gas or NGLs;

•	Substantial acreage interests in premier North American oil and gas reservoirs, including shale;

•	Efficient asset operations demonstrated through management of operating, general and administrative, development, and acquisition expenses;

•	Experienced, disciplined management teams with track records of growing production and reserves through identification of new, emerging supply sources;

•	Direct commodity price exposure to the price of crude oil, natural gas, and NGLs with hedging strategies designed to minimize short-term price volatility; and

•	Total return potential through a combination of current income and capital appreciation.

Investment objective and principal investment strategies

Investment Policies

We have adopted the following non-fundamental investment policies:

•

Under normal circumstances, we will invest at least 80% of our Total Assets in equity securities of North American energy companies, including at least 70% of our Total Assets in equity securities of upstream energy companies;

•

We may invest up to 35% of our Total Assets in securities of non-U.S. issuers (including Canadian issuers). An issuer of a security generally will be considered to be a non-U.S. issuer if it is organized under the laws of, or maintains its principal place of business in, a country other than the United States;

•

We may invest up to 30% of our Total Assets in restricted securities that are ineligible for resale under Rule 144A under the 1933 Act, all of which may be illiquid securities, primarily through direct investments in securities of listed companies. For purposes of this limitation, “restricted securities” include (i) registered securities of public companies subject to a lock-up period, (ii) unregistered securities of public companies with registration rights, and (iii) unregistered securities of public companies that become freely tradable with the passage of time;

•	We will not invest in privately held companies;

•	We may invest up to 20% of our Total Assets in debt securities, including those rated below investment grade, commonly referred to as “junk bonds”;

•	We will not invest more than 10% of our Total Assets in any single issuer; and

•	We will not engage in short sales.

As a RIC, we may invest up to 25% of our Total Assets in securities of MLPs.

The Board of Directors may change our non-fundamental investment policies without stockholder approval and will provide notice to stockholders of material changes (including notice through stockholder reports), although a change in the policy of investing at least 80% of our Total Assets in equity securities of North American energy companies requires at least 60 days’ prior written notice to stockholders. Unless otherwise stated, these investment restrictions apply at the time of purchase. Furthermore, we will not be required to reduce a position due solely to market value fluctuations.

During the period in which we are investing the net proceeds of this offering, we may deviate from our investment policies by investing the net proceeds in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities. Under adverse market or economic conditions, we may invest up to 100% of our Total Assets in these securities. To the extent we invest in these securities on a temporary basis or for defensive purposes, we may not achieve our investment objective.

Investment Securities

The types of securities in which we may invest include, but are not limited to, the following:

Equity Securities.    Equity investments generally represent an equity ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of an issuer’s bankruptcy. An adverse event, such as

Investment objective and principal investment strategies

unfavorable earnings report, may depress the value of a particular equity investment that we hold. In addition, prices of equity investments are sensitive to general movements in the stock market, and a drop in the stock market may depress the price of equity investments we own. Equity investment prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or rising interest rates, which increases borrowing costs and the costs of capital. We currently expect that such equity investments will include the following:

Common Stock.    Common stock represents an ownership interest in the profits and losses of a corporation, after payment of amounts owed to bondholders, other debt holders, and holders of preferred stock. Holders of common stock generally have voting rights, but we do not generally expect to have voting control in any of the companies in which we invest.

Common Units of MLPs.    As a RIC, we may invest no more than 25% of our Total Assets in securities of MLPs. An MLP is a publicly traded company organized as a limited partnership or LLC and treated as a partnership for federal income tax purposes. MLP common units represent an equity ownership interest in a partnership and provide limited voting rights. MLP common unit holders have a limited role in the partnership’s operations and management. Some energy infrastructure companies in which we may invest have been organized as LLCs, which are treated in the same manner as MLPs for federal income tax purposes. Common units of an LLC represent an equity ownership in an LLC. Interests in common units of an MLP or LLC entitle the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike MLPs, LLC common unit holders typically have voting rights.

Equity Securities of MLP Affiliates.    In addition to securities of MLPs, we may also invest in equity securities issued by MLP affiliates, such as MLP I-Shares and common shares of corporations that own MLP general partner interests. I-Shares represent an indirect ownership interest in MLP common units issued by an MLP affiliate, which is typically a publicly traded LLC. The I-Share issuer’s assets consist exclusively of I-units. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares receive distributions in the form of additional I-Shares. Issuers of MLP I-Shares are corporations and not partnerships for tax purposes; however, the MLP does not allocate income or loss to the I-Share issuer. Because the issuers of MLP I-Shares are not partnerships for tax purposes, MLP I-Shares are not subject to the 25% limitation regarding investments in MLPs and other entities treated as qualified publicly traded partnerships. MLP affiliates also include the publicly traded equity securities of LLCs that own, directly or indirectly, general partner interests of MLPs. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP.

Other Equity Securities.    We may also invest in all types of publicly traded equity securities, including but not limited to, preferred equity, convertible securities, depository receipts, limited partner interests, rights and warrants of underlying equity securities, exchange traded funds, LLCs and real estate investment trusts (“REITs”).

Non-U.S. Securities.    We may invest up to 35% of our Total Assets in securities issued by non-U.S. issuers (including Canadian issuers). These securities may be issued by companies organized and/or having securities traded on an exchange outside the U.S. or may be securities of U.S. companies that are denominated in the currency of a different country.

Restricted Securities.    We may invest up to 30% of our Total Assets in restricted securities that are ineligible for resale under Rule 144A, all of which may be illiquid securities, primarily through direct investments in securities of listed companies. Restricted securities (including Rule 144A securities) are

Investment objective and principal investment strategies

less liquid than freely tradable securities because of statutory and/or contractual restrictions on resale. This lack of liquidity creates special risks for us. For purposes of this limitation, “restricted securities” include (i) registered securities of public companies subject to a lock-up period, (ii) unregistered securities of public companies with registration rights, and (iii) unregistered securities of public companies that become freely tradable with the passage of time. For purposes of the foregoing, a registered security subject to such a lock-up period will no longer be considered a “restricted security” upon expiration of the lock-up period, an unregistered security of a public company with registration rights will no longer be considered a “restricted security” when such securities become registered, and an unregistered security of a public company that becomes freely tradable with the passage of time will no longer be considered a “restricted security” upon the elapse of the requisite time period.

An issuer may be willing to offer the purchaser more attractive features with respect to securities issued in direct investments because it has avoided the expense and delay involved in a public offering of securities. Adverse conditions in the public securities markets also may preclude a public offering of securities.

Restricted securities obtained by means of direct investments are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. This lack of liquidity creates special risks for us. However, we could sell such securities in private transactions with a limited number of purchasers or in public offerings under the 1933 Act.

Debt Securities.    We may invest up to 20% of our Total Assets in debt securities, including securities rated below investment grade, commonly referred to as “junk bonds.” Our debt securities may have fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, floating rate, adjustable rate, zero coupon, contingent, deferred and payment in kind features, and may include securities that are or are not exchange traded. To the extent that we invest in below investment grade debt securities, such securities will be rated, at the time of investment, at least B- by Standard & Poor’s Rating Services (“S&P”) or B3 by Moody’s Investors Services, Inc. or a comparable rating by at least one other nationally recognized statistical rating organization or, if unrated, determined by the Adviser to be of comparable quality. If a security satisfies our minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, we will not be required to dispose of such security. If a downgrade occurs, the Adviser will consider what action, including the sale of such security, is in the best interest of us and our stockholders.

Temporary Investments and Defensive Investments.    Pending investment of the proceeds of this offering (which we expect may take up to approximately three to six months following the closing of this offering), we may invest offering proceeds in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities. We may also invest in these instruments on a temporary basis to meet working capital needs, including, but not limited to, for collateral in connection with certain investment techniques, to hold a reserve pending payment of distributions, and to facilitate the payment of expenses and settlement of trades.

Under adverse market or economic conditions, we may invest up to 100% of our Total Assets in these securities. The yield on these securities may be lower than the returns on energy companies or yields on lower rated fixed income securities. To the extent we invest in these securities for defensive purposes, we may not achieve our investment objective.

Investment objective and principal investment strategies

Covered Call Options Strategy

We will also seek to provide current income from gains earned through our covered call strategy. We currently intend to write (sell) call options on selected equity securities in our portfolio and to only write call options on securities we hold in our portfolio (“covered calls”). The notional amount of such calls is expected to initially be approximately 30% to 40% of the total value of our portfolio, although this percentage may vary over time depending on the cash flow requirements of the portfolio and on our Adviser’s assessment of market conditions. We initially intend to write out-of-the-money options in which the strike price of the option is above the market price of the security.

A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price (exercise price) at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium from the buyer of such call option.

If we write a call option on a security or basket of securities, we have the obligation upon exercise of such call option to deliver the underlying security or securities upon payment of the exercise price. As the writer of such call options, in effect, during the term of the option, in exchange for the premium received by us, we sell the potential appreciation above the exercise price in the value of securities covered by the options. Therefore, we forgo part of the potential appreciation for part of our equity portfolio in exchange for the call premium received, but retain the risk of potential decline in those securities below the price which is equal to the excess of the exercise price of the call option over the premium per share received on the call option.

If we write a call option, we may terminate our obligation by effecting a closing purchase transaction. This is accomplished by purchasing a call option with the same terms as the option previously written. However, once we have been assigned an exercise notice, we will be unable to effect a closing purchase transaction. There can be no assurance that a closing purchase transaction can be effected when we so desire.

Other principal factors affecting the market value of an option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date of the option. Gains and losses on investments in options depend, in part, on the ability of our Adviser to predict correctly the effect of these factors.

When we write a call option, an amount equal to the premium received by us will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by us as realized gains from investments on the expiration date. If we repurchase a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether we have realized a gain or loss.

Although our Adviser will attempt to take appropriate measures to minimize the risks relating to writing covered call options, there can be no assurance that we will succeed in any option-writing program we undertake.

Portfolio Turnover

Our annual portfolio turnover rate may vary greatly from year to year. We may, but under normal market conditions, do not intend to, engage in frequent and active trading of portfolio securities.

Investment objective and principal investment strategies

Although we cannot accurately predict our portfolio turnover rate, we expect to maintain relatively low (e.g., less than 30% under normal market conditions) turnover of our core equity portfolio under normal market conditions, not including purchases and sales of equity securities and call options in connection with our covered call option program. As such, on an overall basis, our annual turnover rate may exceed 100%. A high turnover rate involves greater trading costs to us and may result in greater realization of taxable capital gains.

Conflicts of Interest

Conflicts of interest may arise from the fact that our Adviser and its affiliates carry on substantial investment activities for other clients in which we have no interest, some of which may have investment strategies similar to ours. Our Adviser or its affiliates may have financial incentives to favor certain of such accounts over us. For example, our Adviser and its affiliates may have an incentive to allocate potentially more favorable investment opportunities to other funds and clients that pay our Adviser and its affiliates an incentive or performance fee. Performance and incentive fees also create the incentive to allocate potentially riskier, but potentially better performing, investments to such funds and other clients in an effort to increase the incentive fee. Our Adviser also may have an incentive to make investments in one fund, having the effect of increasing the value of a security in the same issuer held by another fund, which, in turn, may result in an incentive fee being paid to our Adviser by that other fund. Any of the Adviser’s or its affiliates’ proprietary accounts and other customer accounts may compete with us for specific trades. Our Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for us, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers, although their investment objectives may be the same as, or similar to our objectives. Our Adviser has written allocation policies and procedures designed to address potential conflicts of interest. For instance, when two or more clients advised by our Adviser seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by our Adviser in its discretion and in accordance with the client’s various investment objectives and our Adviser’s procedures. In some cases, this system may adversely affect the price or size of the position we may obtain. In other cases, the ability to participate in volume transactions may produce better execution for us. When possible, our Adviser combines all of the trade orders into one or more block orders, and each account participates at the average unit or share price obtained in a block order. When block orders are only partially filled, our Adviser considers a number of factors in determining how allocations are made, with the overall goal to allocate in a manner so that accounts are not preferred or disadvantaged over time. Our Adviser also has allocation policies for transactions involving private placement securities, which are designed to result in a fair and equitable participation in offerings or sales for each participating client.

Our Adviser also serves as investment adviser for other publicly traded closed-end management investment companies, an open-end management investment company and other accounts which invest in energy companies. See “Management of the Fund.”

Our Adviser will evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ when applied to us and relevant accounts under management in the context of any particular investment opportunity, our investment activities, on the one hand, and other managed accounts, on the other hand, may differ considerably from time to time. In addition, our

Investment objective and principal investment strategies

fees and expenses will differ from those of the other managed accounts. Accordingly, stockholders should be aware that our future performance and the future performance of the other accounts of our Adviser may vary.

Situations may occur when we could be disadvantaged because of the investment activities conducted by our Adviser and its affiliates for their other funds or accounts. Certain of our Adviser’s managed funds and accounts may invest in the equity securities of a particular company, while other funds and accounts managed by our Adviser may invest in the debt securities of the same company. Such situations may be based on, among other things, the following: (i) legal or internal restrictions on the combined size of positions that may be taken for us or the other accounts, thereby limiting the size of our position; or (ii) the difficulty of liquidating an investment for us or the other accounts where the market cannot absorb the sale of the combined position, or (iii) limits on co-investing in negotiated transactions under the 1940 Act, as discussed further below.

Under the 1940 Act, we may be precluded from co-investing in negotiated private placements of securities with our affiliates, including other funds managed by our Adviser. Except as permitted by law, our Adviser will not co-invest its other clients’ assets in negotiated private transactions in which we invest.

Our Adviser will observe a policy for allocating negotiated private placement opportunities among its clients that takes into account the amount of each client’s available cash and its investment objectives. To the extent we are precluded from co-investing, our Adviser will allocate private investment opportunities among its clients, including but not limited to us and our affiliated companies, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an affiliated company rather than to us.

To the extent that our Adviser sources and structures private investments, certain employees of our Adviser may become aware of actions planned, such as acquisitions that may not be announced to the public. It is possible that we could be precluded from investing in or selling securities of companies about which our Adviser has material, non-public information; however, it is our Adviser’s intention to ensure that any material, non-public information available to certain employees of our Adviser are not shared with those employees responsible for the purchase and sale of publicly traded securities or to confirm prior to receipt of any material non-public information that the information will shortly be made public.

Our Adviser and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on our behalf. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of our Adviser that are the same as, different from, or made at a different time than positions taken for us. Furthermore, our Adviser may at some time in the future manage other investment funds with the same investment objective as ours.

The use of leverage creates an opportunity for increased income and capital appreciation for common stockholders, but at the same time creates special risks that may adversely affect common stockholders. Because our management fee is based upon a percentage of our Managed Assets, our management fee is higher when we are leveraged. Therefore, our Adviser has a financial incentive to use leverage, which will create a conflict of interest between our Adviser and our common stockholders, who will bear the costs of our leverage.

Risk factors

Investing in our common stock involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing in our common stock you should consider carefully the following risks.

General.    We are a newly organized closed-end management investment company and have no operating history or history of public trading of our common stock. We are designed primarily as a long-term investment vehicle and not as a trading tool. An investment in our securities should not constitute a complete investment program for any investor and involves a high degree of risk. Due to the uncertainty in all investments, there can be no assurance that we will achieve our investment objective. The value of an investment in our common stock could decline substantially and cause you to lose some or all of your investment.

Non-Diversified Risk.    We are classified as a “non-diversified” investment company under the 1940 Act. Therefore, we may invest a relatively high percentage of our assets in a smaller number of issuers or may invest a larger proportion of our assets in a single company. As a result, we may be more susceptible than a diversified fund to any single corporate, political, geographic or regulatory occurrence.

Concentration Risk.    Our strategy of concentrating in North American energy investments, particularly upstream energy companies, means that our performance will be closely tied to the performance of the energy industry. For further information about investments we may make in North American energy companies, see “Investment Objective and Principal Investment Strategies—North American Energy Companies.” Our concentration in these investments may present more risk than if we were broadly diversified over numerous industries and sectors of the economy. A downturn in these investments would have a greater impact on us than on a fund that does not concentrate in such investments. At times, the performance of these investments may lag the performance of other industries or the market as a whole. Risks inherent in the business of energy companies include:

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Commodity Price Volatility Risk.    The volatility of energy commodity prices can significantly affect energy companies due to the impact of prices on the volume of commodities developed, produced, gathered and processed. Historically, energy commodity prices have been cyclical and exhibited significant volatility which may adversely impact the value, operations, cash flows and financial performance of energy companies in which we invest.

Commodity prices fluctuate for several reasons and can be swift, including changes in global and domestic energy market, general economic conditions, consumer demand, price and level of foreign imports, the impact of weather on demand, levels of domestic and worldwide supply, levels of production and imports, domestic and foreign governmental regulation, political instability, acts of war and terrorism, the success and costs of exploration projects, conservation and environmental protection efforts, alternative energy, taxation and the availability of local, intrastate and interstate transportation systems.

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Supply and Demand Risk.    A decrease in the exploration, production or development of natural gas, NGLs, crude oil, refined petroleum products, or a decrease in the volume of such commodities, may adversely impact the financial performance and profitability of energy companies. Production declines and volume decreases could be caused by various factors, including changes in commodity prices, oversupply, depletion of resources, declines in estimates of proved reserves, catastrophic events affecting production, labor difficulties, political events, production variance from expectations, Organization of the Petroleum Exporting Countries (“OPEC”) actions, environmental proceedings,

Risk factors

increased regulations, equipment failures and unexpected maintenance problems or outages, inability to obtain necessary permits or carryout new construction or acquisitions, unanticipated expenses, import supply disruption, increased competition from alternative energy sources, and other events. All of the above is particularly true for new or emerging areas of supply in North America that may have limited or no production history. Reductions in or prolonged periods of low prices for natural gas and crude oil can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher.

A sustained decline in or varying demand for such commodities, could also adversely affect the financial performance of energy companies. Factors that could lead to a decline in demand include economic recession or other adverse economic conditions, political and economic conditions in other natural resource producing countries including embargoes, hostilities in the Middle East, military campaigns and terrorism, OPEC actions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, exchange rates, and changes in commodity prices or weather.

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Reserve & Depletion Risk.    Energy companies’ estimates of proved reserves and projected future net revenue are generally based on internal reserve reports, engineering data, and reports of independent petroleum engineers. Estimated reserves are based on many assumptions that may prove inaccurate and require subjective estimates of underground accumulations and assumptions concerning future prices, production levels, and operating and development costs. As a result, estimated quantities of proved reserves, projections of future production rates, and the timing of related expenditures may prove to be inaccurate. Any material negative inaccuracies in these reserve estimates or underlying assumptions could materially lower the value of upstream energy companies. Future natural gas, NGL and oil production is highly dependent upon the success in acquiring or finding additional reserves that are economically recoverable. This can be particularly true for new areas of exploration and development, such as in North American oil and gas reservoirs, including shale. A portion of any one upstream company’s assets may be dedicated to crude oil or natural gas reserves that naturally deplete over time and a significant slowdown in the identification or availability of reasonably priced and accessible proved reserves for these companies could adversely affect their business.

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Operating Risk.    Energy companies are subject to many operating risks, including: equipment failure causing outages; structural, maintenance, impairment and safety problems; transmission or transportation constraints, inoperability or inefficiencies; dependence on a specified fuel source; changes in electricity and fuel usage; availability of competitively priced alternative energy sources; changes in generation efficiency and market heat rates; lack of sufficient capital to maintain facilities; significant capital expenditures to keep older assets operating efficiently; seasonality; changes in supply and demand for energy; catastrophic and/or weather-related events such as spills, leaks, well blowouts, uncontrollable flows, ruptures, fires, explosions, floods, earthquakes, hurricanes, discharges of toxic gases and similar occurrences; storage, handling, disposal and decommissioning costs; and environmental compliance. Breakdown or failure of an energy company’s assets may prevent it from performing under applicable sales agreements, which in certain situations, could result in termination of the agreement or incurring a liability for liquidated damages. As a result of the above risks and other potential hazards associated with energy companies, certain companies may become exposed to significant liabilities for which they may not have adequate insurance coverage. Any of the aforementioned risks could have a material adverse effect on the business, financial condition, results of operations and cash flows of energy companies.

The energy industry is cyclical and from time to time may experience a shortage of drilling rigs, equipment, supplies, or qualified personnel, or due to significant demand, such services may not be available on commercially reasonable terms. A company’s ability to successfully and timely complete

Risk factors

capital improvements to existing or other capital projects is contingent upon many variables. Should any such efforts be unsuccessful, an energy company could be subject to additional costs and / or the write-off of its investment in the project or improvement. The marketability of oil and gas production depends in large part on the availability, proximity and capacity of pipeline systems owned by third parties. Oil and gas properties are subject to royalty interests, liens and other burdens, encumbrances, easements or restrictions, all of which could impact the production of a particular energy company. Oil and gas companies operate in a highly competitive and cyclical industry, with intense price competition. A significant portion of their revenues may depend on a relatively small number of customers, including governmental entities and utilities.

Energy companies engaged in interstate pipeline transportation of natural gas, refined petroleum products and other products are subject to regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to tariff rates these companies may charge for pipeline transportation services. An adverse determination by the FERC with respect to the tariff rates of an energy company could have a material adverse effect on its business, financial condition, results of operations and cash flows and its ability to make cash distributions to its equity owners.

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Regulatory Risk.    Energy companies are subject to regulation by governmental authorities in various jurisdictions and may be adversely affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. Regulation exists in multiple aspects of their operations, including reports and permits concerning exploration, drilling, and production; how facilities are constructed, maintained and operated; how wells are spaced; the unitization and pooling of properties; environmental and safety controls, including emissions release, the reclamation and abandonment of wells and facility sites, remediation, protection of endangered species, and the discharge and disposition of waste materials; offshore oil and gas operations; and the prices they may charge for the oil and gas produced or transported under federal and state leases and other products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which may increase compliance costs and may adversely affect the financial performance of energy companies. Additionally, legislation has been proposed that would, if enacted into law, make significant changes to U.S. federal income tax laws, including the elimination of certain U.S. federal income tax benefits currently available to oil and gas exploration and production companies.

The use of methods such as hydraulic fracturing may be subject to new or different regulation in the future. Any new state or federal regulations that may be imposed on hydraulic fracturing could result in additional permitting and disclosure requirements (including of substances used in the fracturing process) and in additional operating restrictions. The imposition of various conditions and restrictions on drilling and completion operations could lead to operational delays and increased costs and, moreover, could delay or effectively prevent the development of oil and gas from formations that would not be economically viable without the use of hydraulic fracturing.

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Environmental Risk.    Energy company activities are subject to stringent environmental laws and regulation by many federal, state and local authorities, international treaties and foreign governmental authorities. Failure to comply with such laws and regulations or to obtain any necessary environmental permits pursuant to such laws and regulations could result in fines or other sanctions. Congress and other domestic and foreign governmental authorities have either considered or implemented various laws and regulations to restrict or tax certain emissions, particularly those involving air and water emissions. Existing environmental regulations could be revised or reinterpreted, new laws and regulations could be adopted or become applicable, and future changes in environmental laws and regulations could occur, which could impose significant additional costs. Energy companies have made and will likely continue to make significant capital and other expenditures to comply with these and

Risk factors

other environmental laws and regulations. There can be no assurance that such companies would be able to recover all or any increased environmental costs from their customers or that their business, financial condition or results of operations would not be materially and adversely affected by such expenditures or any changes in domestic or foreign environmental laws and regulations, in which case the value of these companies’ securities could be adversely affected. In addition, energy companies may be responsible for environmentally-related liabilities, including any on-site liabilities associated with the environmental condition of facilities that it has acquired, leased or developed, or liabilities from associated activities, regardless of when the liabilities arose and whether they are known or unknown.

Hydraulic fracturing is a common practice used to stimulate production of natural gas and/or oil from dense subsurface rock formations such as shales that generally exist several thousand feet below ground. The companies in which we will invest commonly apply hydraulic-fracturing techniques in onshore oil and natural gas drilling and completion programs. The process involves the injection of water, sand, and additives under pressure into a targeted subsurface formation. The water and pressure create fractures in the rock formations, which are held open by the grains of sand, enabling the oil or natural gas to flow to the wellbore. The use of hydraulic fracturing may produce certain wastes that may in the future be designated as hazardous wastes and may thus become subject to more rigorous and costly compliance and disposal requirements. The EPA has commenced a study of potential environmental effects of hydraulic fracturing on drinking water and groundwater, with initial results expected to be available by late 2012 and final results by 2014 and, more recently in October 2011, the EPA announced that it is launching a study regarding wastewater resulting from hydraulic fracturing activities and currently plans to propose standards by 2014 that such wastewater must meet before being transported to a treatment plant. Also, the Department of Energy is conducting an investigation into practices the agency could recommend to better protect the environment from drilling using hydraulic fracturing completion methods and the Department of the Interior has proposed disclosure, well testing and monitoring requirements for hydraulic fracturing on federal lands. The White House Council on Environmental Quality and a committee of the US House of Representatives are reviewing hydraulic-fracturing practices. At the same time, legislation has been introduced before Congress to provide for federal regulation of hydraulic fracturing and to require disclosure of the chemicals used in the fracturing process. In addition, some states have adopted, and other states are considering adopting, regulations that could impose more stringent permitting, disclosure and well construction requirements on hydraulic fracturing operations. Additional regulations could be imposed that could include, among other things, limiting injection of oil and gas well wastewater into underground disposal wells, due to concerns about the possibility of minor earthquakes being linked to such injection, an indirect activity to drilling utilized in certain geographic regions. If new laws or regulations that significantly restrict hydraulic fracturing or associated activity are adopted, such laws could make it more difficult or costly for the companies in which we invest to perform fracturing to stimulate production from tight formations, which could adversely impact their production levels, operations, cash flow and the value of their securities.

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Climate Change Regulation Risk.    Climate change regulation could result in increased operations and capital costs for the companies in which we invest. Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the U.S. and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, which some scientists and policymakers believe contribute to global climate change. These measures and future measures could result in increased costs to certain companies in which the Fund invests to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which we invest. These actions could result in increased costs of operations and impact the demand and prices for fossil fuels.

Risk factors

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Terrorism Risk.    Energy companies, and the market for their securities, are subject to disruption as a result of terrorist activities, such as the terrorist attacks on the World Trade Center on September 11, 2001; war, such as the wars in Afghanistan and Iraq and their aftermaths; and other geopolitical events, including upheaval in the Middle East or other energy producing regions. Cyber hacking could also cause significant disruption and harm to energy companies. The U.S. government has issued warnings that energy assets, specifically those related to energy, including exploration and production facilities, pipelines and transmission and distribution facilities, might be specific targets of terrorist activity. Such events have led, and in the future may lead, to short-term market volatility and may have long-term effects on companies in the energy industry and markets. Such events may also adversely affect our business and financial condition.

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Natural Disaster Risk.    Natural risks, such as earthquakes, flood, lightning, hurricanes, tsunamis, tornadoes and wind, are inherent risks in energy company operations. For example, extreme weather patterns, such as Hurricane Ivan in 2004 and Hurricanes Katrina and Rita in 2005, the Tohuku earthquake and resulting tsunami in Japan in 2011, or the threat thereof, could result in substantial damage to the facilities of certain companies located in the affected areas and significant volatility in the supply of energy and could adversely impact the prices of the securities in which we invest. This volatility may create fluctuations in commodity prices and earnings of energy companies.

Equity Securities Risk.    Equity securities can be affected by macroeconomic and other factors affecting the stock market in general, expectations about changes in interest rates, investor sentiment toward such entities, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer. Prices of equity securities of individual entities also can be affected by fundamentals unique to the company or partnership, including size, earnings power, coverage ratio and characteristics and features of different classes of securities. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. In addition, by writing covered call options, capital appreciation potential will be limited on a portion of our investment portfolio.

MLP Risks.    An investment in MLP securities involves some risks that differ from the risks involved in an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of units issued by an MLP are exposed to a possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP units to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state.

Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. In addition, the value of our investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be treated as a corporation for U.S. federal income tax purposes. In that case, the MLP would be obligated to pay income tax at the entity level and distributions received by us generally would be taxed as dividend income. As a result, there could be a material reduction in our cash flow and there could be a material decrease in the value of our common stock.

Risk factors

Certain MLPs in which we may invest depend upon their parent or sponsor entities for the majority of their revenues. Were their parent or sponsor entities to fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and ability of such MLPs to make distributions to unit holders, such as us, would be adversely affected.

Non-U.S. Securities Risk.    Investments in securities of non-U.S. issuers (including Canadian issuers) involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers. For example, non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and companies may be subject to less government supervision and regulation than exists in the U.S. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. Because we intend to limit our investments to no more than 35% of our Total Assets in securities issued by non-U.S. issuers (including Canadian issuers), we not be able to pass through to our stockholders any foreign income tax credits as a result of any foreign income taxes we pay. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. With respect to certain countries, there are also risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect the Fund’s assets held in non-U.S. countries. There may be less publicly available information about a non-U.S. company than there is regarding a U.S. company. Non-U.S. securities markets may have substantially less volume than U.S. securities markets and some non-U.S. company securities are less liquid than securities of otherwise comparable U.S. companies. Non-U.S. markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing a loss. In addition, a portfolio that includes securities issued by non-U.S. issuers can expect to have a higher expense ratio because of the increased transaction costs in non-U.S. markets and the increased costs of maintaining the custody of such non-U.S. securities. When investing in securities issued by non-U.S. issuers, there is also the risk that the value of such an investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. We may, but do not currently intend to, hedge our exposure to non-U.S. currencies.

Capital Markets Risk.    Global financial markets and economic conditions have been, and may continue to be, volatile due to a variety of factors, including significant write-offs in the financial services sector. Despite more stabilized economic activity, if the volatility continues, the cost of raising capital in the debt and equity capital markets, and the ability to raise capital, may be impacted. In particular, concerns about the general stability of financial markets and specifically the solvency of lending counterparties, may impact the cost of raising capital from the credit markets through increased interest rates, tighter lending standards, difficulties in refinancing debt on existing terms or at all and reduced, or in some cases ceasing to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. As a result of any of the foregoing, we or the companies in which we invest may be unable to obtain new debt or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, we or the companies in which we invest may not be able to meet obligations as they come due. Moreover, without adequate funding, energy companies may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

Rising interest rates could limit the capital appreciation of equity units of energy companies as a result of the increased availability of alternative investments at competitive yields. Rising interest rates may

Risk factors

increase the cost of capital for companies operating in this sector. A higher cost of capital or an inflationary period may lead to inadequate funding, which could limit growth from acquisition or expansion projects, the ability of such entities to make or grow dividends or distributions or meet debt obligations, the ability to respond to competitive pressures, all of which could adversely affect the prices of their securities.

In 2010, several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain, and Portugal, began to face budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. A return to unfavorable economic conditions could impair our ability to achieve our investment objective. In addition, the events surrounding the recent negotiations regarding the U.S. federal government debt ceiling and the resulting agreement could adversely affect us. In 2011, S&P lowered its long-term sovereign credit rating on the U.S. federal government debt to “AA+” from “AAA.” We cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on our portfolio.

Credit Risk.    Credit risk refers to the possibility that the issuer of a security or other instrument will be unable to make timely interest payments and/or repay the principal on its debt. Because we may invest up to 20% of our Total Assets in debt securities, including those rated below investment grade, commonly referred to as “junk bonds,” we may be subject to a greater degree of credit risk than a fund investing only in investment grade securities. Generally, lower-grade securities provide a higher yield than higher-grade securities of similar maturity but are subject to greater risks, such as greater credit risk, greater volatility and greater liquidity concerns. Such securities are generally regarded as predominantly speculative and are more susceptible to non-payment of interest and principal and default than higher-grade securities and are more sensitive to specific issuer developments or real or perceived general adverse economic changes than higher-grade securities. The market for lower-grade securities may also have less information available than the market for other securities, further complicating evaluations and valuations of such securities.

Covered Call Risks.    We cannot guarantee that our covered call option strategy will be effective. There are several risks associated with transactions in options on securities, including:

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There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given covered call option transaction not to achieve its objectives. A decision as to whether, when and how to use covered calls (or other options) involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

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The use of options may require us to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment, or may cause us to hold a security we might otherwise sell. As the writer of a covered call option, we forego, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the exercise price of the call option, but retain the risk of loss should the price of the underlying security decline. Although such loss would be offset in part by the option premium received, in a situation in which the price of a particular stock on which we have written a covered call option declines rapidly and materially or in which prices in general on all or a substantial portion of the stocks on which we have written covered call options decline rapidly and materially, we could sustain material depreciation or loss to the extent we do not sell the underlying securities (which may require it to terminate, offset or otherwise cover our option position as well).

Risk factors

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There can be no assurance that a liquid market will exist when we seek to close out an option position. If we were unable to close out a covered call option that we had written on a security, we would not be able to sell the underlying security unless the option expired without exercise. Reasons for the absence of a liquid secondary market for exchange-traded options may include, but are not limited to, the following: (i) there may be insufficient trading interest; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the trading facilities may not be adequate to handle current trading volume; or (vi) the relevant exchange could discontinue the trading of options. In addition, our ability to terminate OTC options may be more limited than with exchange-traded options and may involve the risk that counterparties participating in such transactions will not fulfill their obligations.

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The principal factors affecting the market value of an option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the dividend or distribution yield of the underlying security, the actual or perceived volatility of the underlying security and the time remaining until the expiration date. Any of the foregoing could impact or cause to vary over time the amount of income we are able to generate through our covered call option strategy.

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The number of covered call options we can write is limited by the number of shares of the corresponding common stock we hold. Furthermore, our covered call option transactions may be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded.

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If we fail to maintain any required asset coverage ratios in connection with any use by us of leverage, we may be required to redeem or prepay some or all of our leverage instruments. Such redemption or prepayment would likely result in our seeking to terminate early all or a portion of any option transaction. Early termination of an option could result in a termination payment by or to us.

Legal and Regulatory Risk.    Legal, tax and regulatory changes could occur and may adversely affect us or our ability to pursue our investment strategy and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the Commodity Futures Trading Commission (“CFTC”), the SEC, the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect us. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. We also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

The recent instability in the financial markets has led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities in which we invest, or the issuers of such securities, in ways that are unforeseeable and on an “emergency” basis with little or no notice, with the consequence that some market participants’ ability to continue to implement certain strategies or manage the risk of their outstanding positions has been suddenly and/or substantially eliminated or otherwise negatively impacted. Given the complexities of the global financial markets and the limited timeframe within which governments have been able to take action, these interventions have sometimes been unclear in scope and application, resulting in confusion and uncertainty, which in itself

Risk factors

has been materially detrimental to the efficient functioning of such markets as well as previously successful investment strategies. Decisions made by government policy makers could exacerbate the current economic difficulties in the U.S. and other countries.

In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized under these statutes, regulations and otherwise to take extraordinary actions in the event of market emergencies. We and our Adviser have historically been eligible for exemptions from certain regulations. However, there is no assurance that we or our Adviser will continue to be eligible for such exemptions. For example, we have filed with the CFTC and the National Futures Association a notice claiming an exclusion from the definition of the term “commodity pool operator” under Regulation 4.5 under the Commodity Exchange Act, as amended (the “CEA”), with respect to our operation. However, the CFTC has recently adopted amendments to CFTC Regulation 4.5, which, when effective, may subject our Adviser to regulation by the CFTC, and require it to operate us subject to applicable CFTC requirements, including registration, disclosure and operational requirements. Compliance with these additional requirements may increase our expenses. Certain of the rules that would apply to us if we becomes subject to CFTC regulation have not yet been adopted, and while it is unclear what the effect of those rules would be on us if they are adopted, these rules could potentially limit or restrict our ability to pursue our investment objective and execute our investment strategy.

Congress recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, recordkeeping, and registration requirements. Because the legislation leaves much to agency rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict our ability to engage in derivative transactions (for example, by making certain types of derivative transactions no longer available to us) and/or increase the costs of such derivative transactions (for example, by increasing margin or capital requirements), and we may be unable to execute our investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts; those position limits may also apply to certain other derivatives positions we may wish to take. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if we do not intend to exceed applicable position limits, it is possible that different clients managed by our Adviser and its affiliates may be aggregated for this purpose. Therefore it is possible that the trading decisions of our Adviser may have to be modified and that positions we hold may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect our performance.

Performance and Distribution Risk.    We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. We cannot assure you that you will receive distributions at a particular level or at all. Dividends and distributions on equity securities are not fixed but are declared at the discretion of the issuer’s board of directors. If stock market volatility declines, the level of premiums from writing covered call options will likely decrease as well. Payments to close-out written call options will reduce amounts available for distribution from gains earned in respect of call option expiration or close out. The equity securities in which we invest may not appreciate or may decline in value. Net realized and unrealized gains on the

Risk factors

securities investments will be determined primarily by the direction and movement of the applicable securities markets and the Fund’s holdings. Any gains that we do realize on the disposition of any securities may not be sufficient to offset losses on other securities or option transactions. A significant decline in the value of the securities in which we invest may negatively impact our ability to pay distributions or cause you to lose all or a part of your investment.

In addition, the 1940 Act may limit our ability to make distributions in certain circumstances. Restrictions and provisions in any future credit facilities and our debt securities may also limit our ability to make distributions. For federal income tax purposes, we are required to distribute substantially all of our net investment income each year both to reduce our federal income tax liability and to avoid a potential excise tax. If our ability to make distributions on our common stock is limited, such limitations could, under certain circumstances, impair our ability to maintain our qualification for taxation as a RIC, which would have adverse consequences for our stockholders. See “Certain U.S. Federal Income Tax Considerations.”

Operating Results Risk.    We could experience fluctuations in our operating results due to a number of factors, including the return on our investments, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses on our investments and written call options, the level of call premium we receive by writing covered calls, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Portfolio Turnover Risk.    We may, but under normal market conditions do not intend to, engage in frequent and active trading of portfolio securities to achieve our investment objective. However, annual portfolio turnover as a result of our purchases and sales of equity securities and call options in connection with our covered call option strategy may exceed 100%, which is higher than many other investment companies and would involve greater trading costs to us and may result in greater realization of taxable capital gains.

Leverage Risk.    Our use of leverage through the issuance of preferred stock or debt securities, and any borrowings or other transactions involving indebtedness (other than for temporary or emergency purposes) would be considered “senior securities” for purposes of the 1940 Act and create risks. Leverage is a speculative technique that may adversely affect common stockholders. If the return on securities acquired with borrowed funds or other leverage proceeds does not exceed the cost of the leverage, the use of leverage could cause us to lose money. Successful use of leverage depends on our Adviser’s ability to predict or hedge correctly interest rates and market movements, and there is no assurance that the use of a leveraging strategy will be successful during any period in which it is used. Because the fee paid to our Adviser will be calculated on the basis of Managed Assets, the fees will increase when leverage is utilized, giving our Adviser an incentive to utilize leverage.

Our issuance of senior securities involves offering expenses and other costs, including interest payments, which are borne indirectly by our common stockholders. Fluctuations in interest rates could increase interest or distribution payments on our senior securities, and could reduce cash available for distributions on common stock. Increased operating costs, including the financing cost associated with any leverage, may reduce our total return to common stockholders.

The 1940 Act and/or the rating agency guidelines applicable to senior securities impose asset coverage requirements, distribution limitations, voting right requirements (in the case of the senior equity securities), and restrictions on our portfolio composition and our use of certain investment techniques

Risk factors

and strategies. The terms of any senior securities or other borrowings may impose additional requirements, restrictions and limitations that are more stringent than those currently required by the 1940 Act, and the guidelines of the rating agencies that rate outstanding senior securities. These requirements may have an adverse effect on us and may affect our ability to pay distributions on common stock and preferred stock. To the extent necessary, we currently intend to redeem any senior securities to maintain the required asset coverage. Doing so may require that we liquidate portfolio securities at a time when it would not otherwise be desirable to do so.

Hedging and Derivatives Risk.    In addition to writing call options as part of the investment strategy, we may invest in derivative instruments for hedging or risk management purposes. Our use of derivatives could enhance or decrease the cash available to us for payment of distributions or interest, as the case may be. Derivatives can be illiquid, may disproportionately increase losses and have a potentially large negative impact on our performance. Derivative transactions, including options on securities and securities indices and other transactions in which we may engage (such as forward currency transactions, futures contracts and options thereon, and total return swaps), may subject us to increased risk of principal loss due to unexpected movements in stock prices, changes in stock volatility levels, interest rates and foreign currency exchange rates and imperfect correlations between our securities holdings and indices upon which derivative transactions are based. We also will be subject to credit risk with respect to the counterparties to any OTC derivatives contracts we purchased. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, we may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. We may obtain only a limited recovery or may obtain no recovery in such circumstances. In addition, if the counterparty to a derivative transaction defaults, we would not be able to use the anticipated net receipts under the derivative to offset our cost of financial leverage.

Interest rate transactions will expose us to certain risks that differ from the risks associated with our portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps, floors, caps and similar techniques, the costs of which can be significant, particularly when long-term interest rates are substantially above short-term rates. In addition, our success in using hedging instruments is subject to our Adviser’s ability to predict correctly changes in the relationships of such hedging instruments to our leverage risk, and there can be no assurance that our Adviser’s judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance, whether or not adjusted for risk, than if we had not engaged in such transactions. There is no assurance that the interest rate hedging transactions into which we enter will be effective in reducing our exposure to interest rate risk. Hedging transactions are subject to correlation risk, which is the risk that payment on our hedging transactions may not correlate exactly with our payment obligations on senior securities. To the extent there is a decline in interest rates, the value of certain derivatives could decline, and result in a decline in our net assets

Tax Risk.    We intend to elect to be treated, and to qualify each year, as a RIC under the Code. To maintain our qualification for federal income tax purposes as a RIC under the Code, we must meet certain source-of-income, asset diversification and annual distribution requirements. If for any taxable year we fail to qualify for the special federal income tax treatment afforded to regulated investment companies, all of our taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to our stockholders) and our income available for distribution will be reduced. For additional information on the requirements imposed on RICs and the consequences of a failure to qualify, see “Certain U.S. Federal Income Tax Considerations” below.

Liquidity Risk.    We may invest in securities of any market capitalization and may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair our ability to sell

Risk factors

particular securities or close call option positions at an advantageous price or a timely manner. We may invest in mid-capitalization and small-capitalization companies, which may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In the event certain securities experience limited trading volumes, the prices of such securities may display abrupt or erratic movements at times. These securities may be difficult to sell at a favorable price at the times when we believe it is desirable to do so.

Delay in Use of Proceeds Risk.    Although we expect to fully invest the net proceeds of this offering within three to six months after the closing of this offering, such investments may be delayed if suitable investments are unavailable at the time, if market conditions and volumes of securities are not favorable at the time or for other reasons. As a result, the proceeds may be invested in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities. The three to six month timeframe associated with the anticipated use of proceeds could lower returns and lower our yield in the first year after the issuance of the common stock.

Restricted Securities Risk.    We may invest up to 30% of our Total Assets in restricted securities that are ineligible for resale under Rule 144A, all of which may be illiquid securities. Restricted securities (including Rule 144A securities) are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. This lack of liquidity may create special risks for us. However, we could sell such securities in private transactions with a limited number of purchasers or in public offerings under the 1933 Act.

Restricted securities are subject to statutory and contractual restrictions on their public resale, which may make it more difficult to value them, may limit our ability to dispose of them and may lower the amount we could realize upon their sale. To enable us to sell our holdings of a restricted security not registered under the 1933 Act, we may have to cause those securities to be registered. The expenses of registering restricted securities may be determined at the time we buy the securities. When we must arrange registration because we wish to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we could sell it. We would bear the risks of any downward price fluctuation during that period.

Rule 144A Securities Risk.    We may purchase Rule 144A securities. Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers, such as us. Securities saleable among qualified institutional buyers pursuant to Rule 144A will not be counted towards the 30% limitation on restricted securities. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by us, however, could affect adversely the marketability of certain Rule 144A securities, and we might be unable to dispose of such securities promptly or at reasonable prices.

Anti-Takeover Provisions Risks.    Maryland law and our Articles of Incorporation (“Charter”) and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of us, causing us to engage in certain transactions or modifying our structure. These provisions may be regarded as “anti-takeover” provisions. Such provisions could limit the ability of common stockholders to sell their shares at a premium over the then-current market prices by discouraging a third party from seeking to obtain control of us. See “Certain Provisions in Our Charter and Bylaws.”

Risk factors

Management Risk.    To the extent that our Adviser’s assets under management continue to grow, our Adviser may have to hire additional personnel and, to the extent they are unable to hire or retain qualified individuals, our operations may be adversely affected. There can be no guarantee that the Adviser’s application of investment techniques, call option strategy and risk analyses in making investment decisions for us will produce the desired results.

Market Discount Risk.    Shares of closed-end investment companies frequently trade at a discount from net asset value but in some cases have traded above net asset value. Continued development of alternatives as a vehicle for investing in listed energy infrastructure securities may contribute to reducing or eliminating any premium or may result in our shares trading at a discount. The risk of the shares of common stock trading at a discount is a risk separate from the risk of a decline in our net asset value as a result of investment activities. Our net asset value will be reduced immediately following an offering of our common or preferred stock due to the offering costs for such stock, which are borne entirely by us. Although we also bear the offering costs of debt securities, such costs are amortized over time and therefore do not impact our net asset value immediately following an offering.

Whether stockholders will realize a gain or loss for federal income tax purposes upon the sale of our common stock depends upon whether the market value of the common stock at the time of sale is above or below the stockholder’s basis in such shares, taking into account transaction costs, and it is not directly dependent upon our net asset value. Because the market value of our common stock will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond our control, we cannot predict whether our common stock will trade at, below or above net asset value, or at, below or above the public offering price for our common stock.

Leverage

Use of Leverage

The borrowing of money and the issuance of preferred stock and debt securities represent the leveraging of our common stock. The issuance of additional common stock may enable us to increase the aggregate amount of our leverage or to maintain any existing leverage. We reserve the right at any time to use financial leverage to the extent permitted by the 1940 Act (50% of Total Assets for preferred stock and 33 1/3% of Total Assets for senior debt securities) or we may elect to reduce the use of leverage or use no leverage at all. Our Board of Directors has approved a leverage target of 10% to 15% of our Total Assets at the time of incurrence and has also approved a policy permitting temporary increases in the amount of leverage we may use to up to 20% of our Total Assets at the time of incurrence, provided (i) that such leverage is consistent with the limits set forth in the 1940 Act, and (ii) that we expect to reduce such increased leverage over time in an orderly fashion. We generally will not use leverage unless we believe that leverage will serve the best interests of our stockholders. We anticipate that our initial leverage will consist of borrowings pursuant to a credit facility. The principal factor used in making this determination is whether the potential return is likely to exceed the cost of leverage. We will not issue additional leverage where the estimated costs of issuing such leverage and the on-going cost of servicing the payment obligations on such leverage exceed the estimated return on the proceeds of such leverage. We note, however, that in making the determination of whether to issue leverage, we must rely on estimates of leverage costs and expected returns. Actual costs of leverage vary over time depending on interest rates and other factors. In addition, the percentage of our assets attributable to leverage may vary significantly during periods of extreme market volatility and will increase during periods of declining market prices of our portfolio holdings. Actual returns vary depending on many factors. The Board of Directors also will consider other factors, including whether the current investment opportunities will help us achieve our investment objective and strategies.

Under the 1940 Act, we are not permitted to issue preferred stock unless immediately after such issuance, the value of our Total Assets (including the proceeds of such issuance) less all liabilities and indebtedness not represented by senior securities is at least equal to 200% of the total of the aggregate amount of senior securities representing indebtedness plus the aggregate liquidation value of any outstanding preferred stock. Stated another way, we may not issue preferred stock that, together with outstanding preferred stock and debt securities, has a total aggregate liquidation value and outstanding principal amount of more than 50% of the value of our Total Assets, including the proceeds of such issuance, less liabilities and indebtedness not represented by senior securities. In addition, we are not permitted to declare any distribution on our common stock, or purchase any of our shares of common stock (through tender offers or otherwise) unless we would satisfy this 200% asset coverage requirement test after deducting the amount of such distribution or share price, as the case may be. We may, as a result of market conditions or otherwise, be required to purchase or redeem preferred stock, or sell a portion of our investments when it may be disadvantageous to do so, in order to maintain the required asset coverage. Common stockholders would bear the costs of issuing additional preferred stock, which may include offering expenses and the ongoing payment of distributions. Under the 1940 Act, we may only issue one class of preferred stock.

Under the 1940 Act, we are not permitted to issue debt securities or incur other indebtedness constituting senior securities unless immediately thereafter, the value of our Total Assets (including the proceeds of the indebtedness) less all liabilities and indebtedness not represented by senior securities is at least equal to 300% of the amount of the outstanding indebtedness. Stated another way, we may not issue debt securities or incur other indebtedness with an aggregate principal amount of more than 33 1/3% of the

Leverage

value of our Total Assets, including the amount borrowed, less all liabilities and indebtedness not represented by senior securities. We also must maintain this 300% “asset coverage” for as long as the indebtedness is outstanding. The 1940 Act provides that we may not declare any distribution with respect to any class of shares of our stock, or purchase any of our shares of stock (through tender offers or otherwise), unless we would satisfy this 300% asset coverage requirement test after deducting the amount of the distribution or share purchase price, as the case may be, except that distributions may be declared upon any preferred stock if such senior security representing indebtedness has an asset coverage of at least 200% at the time of declaration of such distribution and after deducting the amount of such distribution. If the asset coverage for indebtedness declines to less than 300% as a result of market fluctuations or otherwise, we may be required to redeem debt securities, or sell a portion of our investments when it may be disadvantageous to do so. Under the 1940 Act, we may only issue one class of senior securities representing indebtedness.

Annual Expenses

The table presented below estimates our annual expenses stated as a percentage of our Managed Assets, which includes assets attributable to leverage. The assumptions used in the table presented below are the same assumptions used in the table found under the heading “Summary of Fund Expenses” on page 9.

Management Fee	1.10%
Other Expenses	0.22%
Fee and Expense Reimbursement	(0.15)%

Subtotal	1.17%
Leverage Costs	0.18%

Net Annual Expenses	1.35%

Hedging and Risk Management

In addition to writing covered call options as part of our investment strategy, the risks of which are described herein, we may utilize certain other derivative instruments for hedging or risk management purposes.

In an attempt to reduce the interest rate risk arising from our leveraged capital structure, we may, but are not obligated to, use interest rate transactions intended to reduce our interest rate risk with respect to our interest and distribution payment obligations under our outstanding leverage. Such interest rate transactions would be used to protect us against higher costs on our leverage resulting from increases in short-term interest rates. We anticipate that the majority of such interest rate hedges would be interest rate swap contracts and interest rate caps and floors purchased from financial institutions. There is no assurance that the interest rate hedging transactions into which we may enter will be effective in reducing our exposure to interest rate risk. Hedging transactions are subject to correlation risk, which is the risk that payment on our hedging transactions may not correlate exactly with our payment obligations on senior securities. The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, we would agree to pay to the other party to the interest rate swap (known as the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay to us a variable rate payment intended to approximate our variable rate payment obligations on outstanding leverage. The payment obligations would be based on the notional amount of the swap. In an interest rate cap, we would pay a premium to the counterparty up to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate of interest, would receive

Leverage

from the counterparty payments equal to the difference based on the notional amount of such cap. In an interest rate floor, we would be entitled to receive, to the extent that a specified index falls below a predetermined interest rate, payments of interest on a notional principal amount from the party selling the interest rate floor. Depending on the state of interest rates in general, our use of interest rate transactions could affect our ability to make required interest or distribution payments on our outstanding leverage. To the extent there is a decline in interest rates, the value of the interest rate transactions could decline. If the counterparty to an interest rate transaction defaults, we would not be able to use the anticipated net receipts under the interest rate transaction to offset our cost of financial leverage. We intend to enter into transactions only with counterparties that meet certain standards of creditworthiness set by our Advisor and to continually monitor the creditworthiness of any counterparties.

We may, but do not currently intend to, use other hedging and risk management strategies to seek to manage other market risks. Such hedging strategies may be utilized to seek to protect against possible adverse changes in the market value of securities held in our portfolio (such as through changes in commodity prices or currencies) or to otherwise protect the value of our portfolio. We may, but do not currently intend to, enter into forward agreements or purchase futures contracts to hedge our exposure to commodity prices. We may, but do not currently intend to, enter into currency exchange transactions to hedge our exposure to foreign currency exchange rate risk to the extent we invest in non-U.S. dollar denominated securities of non-U.S. issuers. Any currency transactions will generally be limited to portfolio hedging involving portfolio positions. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year. The Fund may also, but does not currently intend to, purchase and sell other derivative investments such as exchange-listed and over-the-counter options on securities or indices, futures contracts and options thereon or derivative investments that combine features of these instruments.

For a further discussion of such derivative instruments, see “Risk Factors—Hedging and Derivatives Risk” in this prospectus and “Investment Objective and Principal Investment Strategies—Our Investments—Hedging and Risk Management” in the statement of additional information.

Effects of Leverage

The following table is designed to illustrate the effect of leverage on the return to a common stockholder, assuming hypothetical annual returns (net of expenses) of our portfolio of (10)% to 10%. As the table shows, the leverage generally increases the return to common stockholders when portfolio return is positive or greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical, and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%

Corresponding Common Stock Return	(12.02)%	(6.72)%	(1.43)%	3.87%	9.16%

If we use leverage, the amount of the fees paid to our Adviser for investment advisory and management services will be higher than if we do not use leverage because the fees paid are calculated based on our Managed Assets, which include assets purchased with leverage. Therefore, our Adviser has a financial

Leverage

incentive to use leverage, which creates a conflict of interest between our Adviser and our common stockholders. Because payments on any leverage would be paid by us at a specified rate, only our common stockholders would bear management fees and other expenses we incur.

We cannot fully achieve the benefits of leverage until we have invested the proceeds resulting from the use of leverage in accordance with our investment objective and policies. For further information about leverage, see “Risk Factors—Leverage Risk.”

Management of the Fund

Directors and Officers

Our business and affairs are managed under the direction of our Board of Directors. Accordingly, our Board of Directors provides broad supervision over our affairs, including supervision of the duties performed by our Adviser. Our officers are responsible for our day-to-day operations. Each director and officer will hold office until his successor is duly elected and qualifies, or until he resigns or is removed in the manner provided by law. Unless otherwise indicated, the address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211. Additional information regarding our Board and its committees, and our officers, is set forth under “Management of the Fund” in our statement of additional information. Our Board of Directors consists of a majority of directors who are not interested persons (as defined in the 1940 Act) of our Adviser or its affiliates.

Investment Adviser

We have entered into an investment advisory agreement with Tortoise Capital Advisors, L.L.C., a registered investment adviser, pursuant to which it will serve as our investment adviser (the “Advisory Agreement”).

Our Adviser is located at 11550 Ash Street, Suite 300, Leawood, Kansas 66211. Our Adviser specializes in managing portfolios of investments in listed energy infrastructure companies. Our Adviser was formed in 2002 to provide portfolio management services to institutional and high-net worth investors seeking professional management of their MLP investments. As of June 30, 2012, our Adviser had approximately $7.7 billion of assets under management in publicly traded closed-end management investment companies, an open-end management investment company and other managed accounts.

Our Adviser also serves as investment adviser to Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Energy Capital Corporation (“TYY”), Tortoise North American Energy Corporation (“TYN”), Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), Tortoise MLP Fund, Inc. (“NTG”), and Tortoise Pipeline & Energy Fund, Inc. (“TTP”) which are publicly traded closed-end investment management companies that invest in MLPs and other energy infrastructure companies. Our Adviser also serves as investment adviser to an open-end investment management company that invests in MLPs and pipeline companies. Our Adviser continues to provide to Tortoise Capital Resources Corporation (“TTO”), a publicly traded company, certain securities focused investment services necessary to evaluate, monitor and liquidate its remaining securities portfolio. TTO was formerly regulated as a business development company and is now focusing on acquiring infrastructure real property assets.

Our Adviser is wholly-owned by Tortoise Holdings, LLC, a holding company. Montage Investments, LLC (“Montage Investments”), a registered investment adviser, owns a majority interest in Tortoise Holdings, LLC, with the remaining interests held by the Adviser’s five Managing Directors and certain other senior employees of our Adviser.

Investment Committee

Subject to the supervision of the Board of Directors, and pursuant to the Advisory Agreement, the Fund’s investment committee is responsible for management of our investments. The investment committee determines which portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, manages our covered call option strategy, selects brokers or dealers to place those orders, maintains books and records with respect to our securities

Management of the Fund

transactions, manages the Fund’s business and financial affairs and provides certain clerical, bookkeeping and other administrative services and reports to the Board of Directors on our investments and performance.

The investment committee’s members are H. Kevin Birzer, Zachary Hamel, Kenneth Malvey, Terry Matlack, Dave Schulte and Robert Thummel, all of whom share responsibility for management of our investments. It is the policy of the investment committee that any decision to add a portfolio investment must be approved by their unanimous vote. The members of the investment committee have the following years of experience: Mr. Birzer—30 years; Mr. Hamel—23 years; Mr. Malvey—24 years; Mr. Matlack—29 years; Mr. Schulte—22 years, and Mr. Thummel—17 years.

H. Kevin Birzer.    Mr. Birzer has been a Managing Director of our Adviser since 2002. Mr. Birzer has also served as a Director of ours since inception, of each of TYG, TYY, TYN, TPZ, NTG and TTP since inception, and of TTO from inception through November 2011. Mr. Birzer, who was a member in Fountain Capital Management, L.L.C. (“Fountain Capital”), a registered investment adviser, from 1990 to May 2009, has 30 years of investment experience including 19 in high-yield securities. Mr. Birzer graduated with a Bachelor of Business Administration degree from the University of Notre Dame and holds a Master of Business Administration degree from New York University. He earned his CFA designation in 1988.

Zachary A. Hamel.    Mr. Hamel has been a Managing Director of our Adviser since 2002 and also is a Partner with Fountain Capital. Mr. Hamel has served as our President since inception, and as the President of TYG, TYY and TPZ since May 2011, of NTG since 2010, and of TTP since inception; as the Senior Vice President of TYY from 2005 to May 2011, as Senior Vice President of TYG from 2007 to May 2011, of TYN since 2007, of TTO from 2005 through November 2011, and of TPZ from inception to May 2011. Mr. Hamel also served as Secretary of TYG, TYY, TYN and TTO from their inception to April 2007. Mr. Hamel graduated from Kansas State University with a Bachelor of Science in Business Administration. He also attained a Master in Business Administration from the University of Kansas School of Business. He earned his CFA designation in 1998.

Kenneth P. Malvey.    Mr. Malvey has been a Managing Director of our Adviser since 2002 and also is a Partner with Fountain Capital. Mr. Malvey has served as Treasurer of TYG, TYY and TYN since November 2005, as Treasurer of TTO from September 2005 through November 2011, and as Treasurer of TPZ, NTG and TTP since inception; as Senior Vice President of TYY since 2005, as Senior Vice President of TTO from 2005 through November 2011, as Senior Vice President of TYG and TYN since 2007 and of TPZ, NTG and TTP since inception. Mr. Malvey graduated with a Bachelor of Science degree in Finance from Winona State University, Winona, Minnesota. He earned his CFA designation in 1996.

Terry C. Matlack.    Mr. Matlack has been a Managing Director of our Adviser since 2002 and has also served as our Chief Executive Officer since inception and as the Chief Executive Officer of each of TYG, TYY, TYN and TPZ since May 2011, as Chief Executive Officer of NTG since 2010 and of TTP since inception, as a Director of each of TYG, TYY, TYN, TPZ and TTO from inception until September 15, 2009, and as the Chief Financial Officer of each of TYG, TYY, TYN and TPZ from inception to May 2011, and of TTO from inception to June 2012. Mr. Matlack graduated with a Bachelor of Science in Business Administration from Kansas State University and holds a Masters of Business Administration and a Juris Doctorate from the University of Kansas. He earned his CFA designation in 1985.

David J. Schulte.    Mr. Schulte has been a Managing Director of our Adviser since 2002, has served as our Senior Vice President since inception and as Senior Vice President of each of TYG, TYY, TYN and

Management of the Fund

TPZ since May 2011; of NTG since 2010 and of TTP since inception; as Chief Executive Officer and President of each of TYG, TYY and TPZ from inception to May 2011; as Chief Executive Officer of TYN from 2005 to May 2011 and President of TYN from 2005 to September 2008; as Chief Executive Officer of TTO since 2005 and as President of TTO from 2005 to April 2007 and since June 2012. Mr. Schulte holds a Bachelor of Science degree in Business Administration from Drake University and a Juris Doctorate degree from the University of Iowa. He passed the CPA examination in 1983 and earned his CFA designation in 1992.

Robert Thummel.    Mr. Thummel is a senior investment analyst and director of our Advisor and has served as President of TYN since September 2008. Mr. Thummel joined our Adviser in 2004 as an Investment Analyst. Previously, Mr. Thummel was Director of Finance at KLT Inc., a subsidiary of Great Plains Energy from 1998 to 2004 and a Senior Auditor at Ernst & Young from 1995 to 1998. Mr. Thummel earned a master of Business Administration from the University of Kansas and a Bachelor of Science in Accounting from Kansas State University.

The statement of additional information provides additional information about the compensation structure of, the other accounts managed by, and the ownership of our securities by the investment committee members listed above.

The Adviser has hired 440 Investment Group, LLC (“440 Investment Group”) to provide research assistance and option market analysis for its covered call option strategy. 440 Investment Group, an affiliate of the Adviser owned by Montage Investments, is a registered investment adviser that specializes in alternative investments, including option strategies. The founders of 440 Investment Group have over a decade of alternative investment experience, including managing commodity, agriculture and index option investment strategies.

Compensation and Expenses

Under the Advisory Agreement, we pay the Adviser quarterly, as compensation for the services rendered by it, a fee equal on an annual basis to 1.10% of our average monthly Managed Assets. Managed Assets means our Total Assets minus the sum of accrued liabilities other than (i) debt entered into for the purpose of leverage and (ii) the aggregate liquidation preference of any outstanding preferred stock. The Adviser has agreed to a fee waiver of 0.15%, 0.15%, 0.10%, and 0.10% of our average monthly Managed Assets for the first, second, third and fourth years following this offering, respectively. Because the fee paid to the Adviser is determined on the basis of our Managed Assets, the Adviser’s interest in determining whether we should incur additional leverage will conflict with our interests.

Our average monthly Managed Assets are determined for the purpose of calculating the management fee by taking the average of the monthly determinations of Managed Assets during a given calendar quarter. The fees are payable for each calendar quarter within five days after the end of that quarter.

We bear all expenses not specifically assumed by our Adviser incurred in our operations and will bear the expenses of all future offerings. Expenses we bear include, but are not limited to, the following: (1) expenses of maintaining and continuing our existence and related overhead, including, to the extent services are provided by personnel of the Adviser or its affiliates, office space and facilities, training and benefits; (2) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments, including placement and similar fees in connection with direct placements in which we participate; (3) auditing, accounting, tax and legal service expenses; (4) taxes and interest; (5) governmental fees; (6) expenses of listing our shares with a stock exchange, and expenses of the issue, sale, repurchase and redemption (if any) of our shares, including expenses of

Management of the Fund

conducting tender offers for the purpose of repurchasing our shares; (7) expenses of registering and qualifying us and our securities under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes; (8) expenses of communicating with stockholders, including website expenses and the expenses of preparing, printing and mailing press releases, reports and other notices to stockholders and of meetings of stockholders and proxy solicitations therefor; (9) expenses of reports to governmental officers and commissions; (10) insurance expenses; (11) association membership dues; (12) fees, expenses and disbursements of custodians and subcustodians for all services to us (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset value); (13) fees, expenses and disbursements of transfer agents, dividend paying agents, stockholder servicing agents, registrars and administrator for all services to us; (14) compensation and expenses of our directors who are not members of the Adviser’s organization; (15) pricing, valuation, and other consulting or analytical services employed by us; (16) all expenses incurred in connection with leveraging of our assets through a line of credit, or issuing and maintaining notes or preferred stock; (17) all expenses incurred in connection with the offerings of our common and preferred stock and debt securities; and (18) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and our obligation to indemnify our directors, officers and stockholders with respect thereto.

Duration and Termination

The Advisory Agreement was approved by our Board of Directors on May 24, 2012. The basis for the Board of Directors’ initial approval of the Investment Advisory Agreement will be provided in our initial annual report to stockholders. The Advisory Agreement will become effective as of the close of this offering. Unless terminated earlier as described below, it will continue in effect for a period of two years from the effective date and will remain in effect from year to year thereafter if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, upon approval by a majority of our directors who are not interested persons or parties to the Advisory Agreement.

The Advisory Agreement provides that it may be terminated by us at any time, without the payment of any penalty, by our Board of Directors or by the vote of the holders of a majority of the outstanding shares of the Fund on 60 days written notice to the Adviser. The Advisory Agreement provides that it may be terminated by the Adviser at any time, without the payment of any penalty, upon 60 days written notice to the Fund. The Advisory Agreement also provides that it will automatically terminate in the event of an “assignment” (as defined in the 1940 Act).

Determination of net asset value

We compute the net asset value of our common stock as of the close of trading of the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each calendar month and at such other times as the Board of Directors may determine. When considering an offering of common stock, we calculate our net asset value on a more frequent basis, generally daily, to the extent necessary to comply with the provisions of the 1940 Act. We currently intend to make our net asset value available for publication weekly on our Adviser’s website. Our NAV equals the value of our Total Assets less: (i) all of our liabilities (including accrued expenses); (ii) accumulated and unpaid dividends on any outstanding preferred stock; (iii) the aggregate liquidation preference of any outstanding preferred stock; (iv) accrued and unpaid interest payments on any outstanding indebtedness; (v) the aggregate principal amount of any outstanding indebtedness; and (vi) any distributions payable on our common stock.

We will determine the value of our assets and liabilities in accordance with valuation procedures adopted by our Board of Directors. Securities for which market quotations are readily available shall be valued at “market value.” If a market value cannot be obtained or if our Adviser determines that the value of a security as so obtained does not represent value as of the measurement date (due to a significant development subsequent to the time its price is determined or otherwise), value for the security shall be determined pursuant to the methodologies established by our Board of Directors.

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The value for equity securities and equity-related securities is determined by using readily available market quotations from the principal market. For equity and equity-related securities that are freely tradable and listed on a securities exchange or over the counter market, value is determined using the last sale price on that exchange or OTC market on the measurement date. If the security is listed on more than one exchange, we will use the price of the exchange that we consider to be the principal exchange on which the security is traded. Securities listed on the NASDAQ Stock Market will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If a security is traded on the measurement date, then the last reported sale price on the exchange or OTC market on which the security is principally traded, up to the time of valuation, is used. If there were no reported sales on the security’s principal exchange or OTC market on the measurement date, then the average between the last bid price and last asked price, as reported by the pricing service, shall be used. We will obtain direct written broker-dealer quotations if a security is not traded on an exchange or quotations are not available from an approved pricing service. Exchange-traded options will be valued at the mean of the best bid and best asked prices across all option exchanges.

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An equity security of a publicly traded company acquired in a private placement transaction without registration is subject to restrictions on resale that can affect the security’s liquidity and value. Such securities that are convertible into publicly traded common shares or securities that may be sold pursuant to Rule 144 will generally be valued based on the value of the freely tradable common share counterpart less an applicable discount. Generally, the discount will initially be equal to the discount at which we purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be determined for the discount.

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Fixed income securities (other than the short-term securities as described below) are valued by (i) using readily available market quotations based upon the last updated sale price or a market value from an approved pricing service generated by a pricing matrix based upon yield data for securities with similar characteristics or (ii) by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security.

Determination of net asset value

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A fixed income security acquired in a private placement transaction without registration is subject to restrictions on resale that can affect the security’s liquidity and value. Among the various factors that can affect the value of a privately placed security are (i) whether the issuing company has freely trading fixed income securities of the same maturity and interest rate (either through an initial public offering or otherwise); (ii) whether the company has an effective registration statement in place for the securities; and (iii) whether a market is made in the securities. The securities normally will be valued at amortized cost unless the portfolio company’s condition or other factors lead to a determination of value at a different amount.

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Short-term securities, including bonds, notes, debentures and other fixed income securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of 60 days or less, for which reliable market quotations are readily available are valued on an amortized cost basis.

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Other assets will be valued at market value pursuant to written valuation procedures adopted by our Board of Directors, or if a market value cannot be obtained or if our Adviser determines that the value of a security as so obtained does not represent value as of the measurement date (due to a significant development subsequent to the time its price is determined or otherwise), value shall be determined pursuant to the methodologies established by our Board of Directors.

Valuations of public company securities determined pursuant to fair value methodologies will be presented to our Board of Directors or a designated committee thereof for approval at the next regularly scheduled board meeting. See “Investment Objective and Principal Investment Strategies—Conflicts of Interest.”

Distributions

We intend to make quarterly cash distributions to our common stockholders. We expect to declare the initial distribution approximately 45 to 60 days after the completion of this offering, and to pay such distribution on or around November 30, 2012, depending upon market conditions.

We expect that the source of the cash payments we receive from our investments will constitute investment company taxable income, as well as long-term capital gains or return of capital from such investments. Investment company taxable income includes, among other items, dividends, operational income from MLPs, interest and net short-term capital gains, less expenses. Long-term capital gains reflect the realized market price received in the sale of an investment security in excess of its cost basis, less net capital losses, including any capital loss carryforwards. Since, as a RIC, we may invest up to 25% of our Total Assets in MLPs, a portion of distributions received from our investments may be sourced as return of capital. This may be due to a variety of factors, including that the MLP may have significant non-cash deductions, such as accelerated depreciation.

The 1940 Act generally limits our long-term capital gain distributions to one per year, except for certain permitted distributions related to our qualification as a RIC. This limitation does not apply to that portion of our distributions that is not characterized as long-term capital gain. We may rely on a prior exemption obtained by our Adviser from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting us to make periodic distributions of long-term capital gains, provided that our distribution policy with respect to our common stock calls for periodic (e.g., quarterly) distributions in an amount equal to a fixed percentage of our average net asset value over a specified period of time or market price per share of common stock at or about the time of distribution or pay-out of a level dollar amount.

Various factors will affect the levels of cash that we receive from our investments, as well as the amounts of income represented by such cash, such as our asset mix and covered call strategy. We may not be able to make distributions in certain circumstances. To permit us to maintain a more stable distribution, our Board of Directors may from time to time cause us to distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by us for any particular period may be more or less than the amount of income actually earned by us during that period. Undistributed income will add to our net asset value, and, correspondingly, distributions from undistributed income will deduct from our net asset value. See “Risk Factors—Performance and Distribution Risk.”

We intend to elect to be treated as, and to qualify each year for the special tax treatment afforded, a RIC under Subchapter M of the Code. Our policy is to distribute to stockholders substantially all of our net investment company taxable income and any net realized long-term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that we will not be subject to any federal income or excise taxes based on net income. See “Certain U.S. Federal Income Tax Considerations” for discussion regarding federal income tax requirements as a RIC.

For tax purposes, distributions of investment company taxable income are generally taxable to stockholders as ordinary income. However, it is expected that part (but not all) of the distributions to our common stockholders of the Fund may be eligible for the qualified dividend income treatment for individual stockholders and the dividends-received deduction for corporate stockholders, assuming the stockholder meets certain holding period requirements with respect to its Fund shares. Any distributions to you in excess of the Fund’s investment company taxable income and net capital gains will be treated by you, first, as a tax-deferred return of capital, which is applied against and will reduce the adjusted tax

DIstributions

basis of your shares and, after such adjusted tax basis is reduced to zero, will generally constitute capital gains. Any long-term capital gain distributions are taxable to stockholders as long-term capital gains regardless of the length of time shares have been held. Net capital gains distributions are not eligible for the qualified dividend income treatment or the dividends-received deduction. See “Certain U.S. Federal Income Tax Considerations” for discussion regarding the potential tax characterization of our distributions to stockholders.

Automatic Dividend Reinvestment Plan

General

Our Automatic Dividend Reinvestment Plan (the “Plan”) will allow participating common stockholders to reinvest distributions in additional shares of our common stock. Shares of common stock will be issued by us under the Plan when our common stock is trading at a premium to net asset value. If our common stock is trading at a discount to NAV, shares issued under the Plan will be purchased on the open market. Shares of common stock issued directly from us under the Plan will be acquired at the greater of (i) net asset value at the close of business on the payment date of the distribution, or (ii) 95% of the market price per share of common stock on the payment date. Common stock issued under the Plan when shares are trading at a discount to net asset value will be purchased in the market at market price or a negotiated price determined by Computershare Trust Company, N.A. (the “Plan Agent”).

Automatic Dividend Reinvestment

If a stockholder’s shares are registered directly with us or with a brokerage firm that participates in our Plan through the facilities of The Depository Trust & Clearing Corporation (“DTC”) and such stockholder’s account is coded dividend reinvestment by such brokerage firm, all distributions are automatically reinvested for stockholders by the Plan Agent, in additional shares of our common stock (unless a stockholder is ineligible or elects otherwise). If a stockholder’s shares are registered with a brokerage firm that participates in the Plan through the facilities of DTC, but such stockholder’s account is not coded dividend reinvestment by such brokerage firm or if a stockholder’s shares are registered with a brokerage firm that does not participate in the Plan through the facilities of DTC, a stockholder will need to ask its investment executive what arrangements, if any, can be made to set up their account to participate in the Plan. In either case, until such arrangements are made, a stockholder will receive distributions in cash.

Stockholders who elect not to participate in the Plan will receive all distributions payable in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend paying agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving written, telephone or internet instructions to the Plan Agent; such termination will be effective with respect to a particular distribution if notice is received prior to the record date for such distribution.

Whenever we declare a distribution payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common stock. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional shares of common stock from us (“Additional Common Stock”) or (ii) by purchase of outstanding common stock on the open market (“open-market purchases”) on the NYSE or elsewhere. If, on the payment date, the net asset value per share of our common stock is equal to or less than the market price per share of our common stock plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will receive Additional Common Stock from us for each participant’s account. The number of shares of Additional Common Stock to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per share of common stock on the payment date, or (ii) 95% of the market price per share of common stock on the payment date.

If, on the payment date, the net asset value per share of common stock exceeds the market price plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the

Automatic Dividend Reinvestment Plan

Plan Agent will invest the distribution amount in shares acquired in open-market purchases as soon as practicable but not later than 30 days following the payment date. We expect to declare and pay quarterly distributions. The weighted average price (including brokerage commissions) of all common stock purchased by the Plan Agent as Plan Agent will be the price per share of common stock allocable to each participant.

The Plan Agent maintains all stockholders’ accounts in the Plan and furnishes written confirmation of each acquisition made for the participant’s account as soon as practicable, but in no event later than 60 days after the date thereof. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the Plan Agent’s name or that of its nominee, and each stockholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan first in accordance with the instructions of the participants, and then with respect to any proxies not returned by such participant, in the same proportion as the Plan Agent votes the proxies returned by the participants.

There will be no brokerage charges with respect to shares issued directly by us as a result of distributions payable either in shares or in cash. However, each participant will pay a per share fee (currently $0.05) with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of distributions. If a participant elects to have the Plan Agent sell part or all of his or her shares of common stock and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold plus a $15.00 transaction fee.

The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. See “Certain U.S. Federal Income Tax Considerations.”

Stockholders participating in the Plan may receive benefits not available to stockholders not participating in the Plan. If the market price plus commissions of our shares of common stock is higher than the net asset value, participants in the Plan will receive shares of our common stock at less than they could otherwise purchase such shares and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions of shares of common stock with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. In addition, because we do not redeem our shares, the price on resale may be more or less than the net asset value. See “Certain U.S. Federal Income Tax Considerations” for a discussion of tax consequences of the Plan.

Experience under the Plan may indicate that changes are desirable. Accordingly, we reserve the right to amend or terminate the Plan if in the judgment of the Board of Directors such a change is warranted. The Plan may be terminated by the Plan Agent or by us upon notice in writing mailed to each participant at least 60 days prior to the effective date of the termination. Upon any termination, the Plan Agent will cause a certificate or certificates to be issued for the full shares held by each participant under the Plan and cash adjustment for any fraction of a share of common stock at the then-current market value of the common stock to be delivered to him or her. If preferred, a participant may request the sale of all of the shares of common stock held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his or her shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee

Automatic Dividend Reinvestment Plan

plus a $0.05 fee per share for the transaction. If a participant has terminated his or her participation in the Plan but continues to have shares of common stock registered in his or her name, he or she may re-enroll in the Plan at any time by notifying the Plan Agent in writing at the address below. The terms and conditions of the Plan may be amended by the Plan Agent or by us at any time. Any such amendments to the Plan may be made by mailing to each participant appropriate written notice at least 30 days prior to the effective date of the amendment, except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority, such prior notice does not apply. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Plan Agent receives notice of the termination of the participant’s account under the Plan. Any such amendment may include an appointment by the Plan Agent of a successor Plan Agent, subject to the prior written approval of the successor Plan Agent by us. All correspondence concerning the Plan should be directed to Computershare Trust Company, N.A., P.O. Box 43078, Providence, Rhode Island 02940.

Cash Purchase Option

In the future, we may amend the Plan to implement a cash purchase option, whereby participants in the Plan may elect to purchase additional shares of common stock through optional cash investments in limited amounts on a monthly or other periodic basis. If and when we implement the cash purchase option under the Plan, common stockholders will receive notice 60 days prior to its implementation and further details, including information on the offering price and other terms, the frequency of offerings and how to participate in the cash purchase option.

Description of securities

The information contained under this heading is only a summary and is subject to the provisions contained in our Charter and Bylaws and the laws of the State of Maryland.

Common Stock

General.    Our Charter authorizes us to issue up to 100,000,000 shares of common stock, $0.001 par value per share. The Board of Directors may, without any action by the stockholders, amend our Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue under our Charter and the 1940 Act. In addition, our Charter authorizes our Board of Directors, without any action by our stockholders, to classify and reclassify any unissued common stock and preferred stock into other classes or series of stock from time to time by setting or changing the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption for each class or series. Although we have no present intention of doing so, we could issue a class or series of stock that could delay, defer or prevent a transaction or a change in control of us that might otherwise be in the stockholders’ best interests. Under Maryland law, stockholders generally are not liable for our debts or obligations.

All common stock offered pursuant to this prospectus will be, upon issuance, duly authorized, fully paid and nonassessable. All outstanding common stock offered pursuant to this prospectus will be of the same class and will have identical rights, as described below. Holders of shares of common stock are entitled to receive distributions when authorized by the Board of Directors and declared by us out of assets legally available for the payment of distributions. Holders of common stock have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of our securities. All shares of common stock have equal distribution, liquidation and other rights.

Limitations on Distributions.    If any shares of preferred stock are outstanding, holders of shares of common stock will not be entitled to receive any distributions from us unless we have paid all accumulated distributions on preferred stock, and unless asset coverage (as defined in the 1940 Act) with respect to preferred stock would be at least 200% after giving effect to such distributions. See “Leverage.”

If any senior securities representing indebtedness are outstanding, holders of shares of common stock will not be entitled to receive any distributions from us unless we have paid all accrued interest on such senior indebtedness and unless asset coverage (as defined in the 1940 Act) with respect to any outstanding senior indebtedness would be at least 300% after giving effect to such distributions.

Liquidation Rights.    Common stockholders are entitled to share ratably in the assets legally available for distribution to stockholders in the event of liquidation, dissolution or winding up, after payment of or adequate provision for all known debts and liabilities, including any outstanding debt securities or other borrowings and any interest accrued thereon. These rights are subject to the preferential rights of any other class or series of our stock, including any preferred stock. The rights of common stockholders upon liquidation, dissolution or winding up would be subordinated to the rights of holders of any preferred stock or senior securities representing indebtedness.

Description of securities

Voting Rights.    Each outstanding share of common stock entitles the holder to one vote on all matters submitted to a vote of stockholders, including the election of directors. The presence of the holders of shares of stock entitled to cast a majority of the votes entitled to be cast (without regard to class) shall constitute a quorum at a meeting of stockholders. Our Charter provides that, except as otherwise provided in the Bylaws, directors shall be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon. The Bylaws provide that directors are elected by a plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present. There is no cumulative voting in the election of directors. Consequently, at each annual meeting of stockholders, the holders of a majority of the outstanding shares of stock entitled to vote will be able to elect all of the successors of the class of directors whose terms expire at that meeting. Pursuant to the 1940 Act, holders of preferred stock will have the right to elect two directors at all times. Pursuant to our Charter and Bylaws, the Board of Directors may amend the Bylaws to alter the vote required to elect directors.

Under the rules of the NYSE applicable to listed companies, we will be required to hold an annual meeting of stockholders in each fiscal year. If we are converted to an open-end company or if for any other reason the shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of stockholders), we may amend our Bylaws so that we are not otherwise required to hold annual meetings of stockholders.

Market.    Our common stock has been approved to trade on the NYSE under the ticker symbol “NDP,” subject to notice of issuance.

Transfer Agent, Dividend Paying Agent and Automatic Dividend Reinvestment Plan Agent. Computershare Trust Company, N.A., P.O. Box 43078, Providence, Rhode Island 02940, will serve as the transfer agent and agent for the Automatic Dividend Reinvestment Plan for our common stock and the dividend paying agent for our common stock.

Preferred Stock

General.    Our Charter authorizes the issuance of up to 10,000,000 shares of preferred stock, $0.001 par value per share, with preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption as determined by the Board of Directors.

Our Board of Directors may, without any action by our stockholders, amend our Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue under our Charter and under the 1940 Act. In addition, our Charter authorizes the Board of Directors, without any action by the stockholders, to classify and reclassify any unissued preferred stock into other classes or series of stock from time to time by setting or changing the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption for each class or series.

Distributions.    Holders of any preferred stock will be entitled to receive cash distributions, when, as and if authorized by the Board of Directors and declared by us, out of funds legally available therefor. The prospectus for any preferred stock will describe the distribution payment provisions for those shares. Distributions so declared and payable shall be paid to the extent permitted under Maryland law and to the extent available and in preference to and priority over any distribution declared and payable on the common stock. Because we may invest up to 25% of our Total Assets in MLPs, which are expected to generate cash in excess of the taxable income allocated to holders, it is possible that distributions payable on preferred stock could exceed our current and accumulated earnings and profits, which would be

Description of securities

treated for federal income tax purposes as a tax-deferred return of capital to the extent of the basis of the shares on which the distribution is paid and thereafter as gain from the sale or exchange of the preferred stock.

Limitations on Distributions.    If we have senior securities representing indebtedness outstanding, holders of preferred stock will not be entitled to receive any distributions from us unless asset coverage (as defined in the 1940 Act) with respect to outstanding debt securities and preferred stock would be at least 200% after giving effect to such distributions. See “Leverage.”

Liquidation Rights.    In the event of any voluntary or our involuntary liquidation, dissolution or winding up, the holders of preferred stock would be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per share plus accumulated and unpaid distributions, whether or not declared, before any distribution of assets is made to holders of common stock. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred stock will not be entitled to any further participation in any distribution of our assets. Preferred stock ranks junior to our debt securities upon liquidation, dissolution or winding up.

Voting Rights.    Except as otherwise indicated in our Charter or Bylaws, or as otherwise required by applicable law, holders of any preferred stock will have one vote per share and vote together with holders of common stock as a single class.

The 1940 Act requires that the holders of any preferred stock, voting separately as a single class, have the right to elect at least two directors at all times. The remaining directors will be elected by holders of common stock and preferred stock, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any shares of preferred stock have the right to elect a majority of the directors at any time two years’ accumulated distributions on any preferred stock are unpaid. The 1940 Act also requires that, in addition to any approval by stockholders that might otherwise be required, the approval of the holders of a majority of shares of any outstanding preferred stock, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the preferred stock, and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in our subclassification as a closed-end investment company or changes in our fundamental investment restrictions. See “Certain Provisions in Our Charter and Bylaws.” As a result of these voting rights, our ability to take any such actions may be impeded to the extent that any shares of our preferred stock are outstanding.

The affirmative vote of the holders of a majority of any outstanding preferred stock, voting as a separate class, generally will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred stock so as to affect materially and adversely such preferences, rights or powers. The class vote of holders of preferred stock described above will in each case be in addition to any other vote required to authorize the action in question.

Certain provisions in our Charter and Bylaws

The following description of certain provisions of our Charter and Bylaws is only a summary. For a complete description, please refer to our Charter and Bylaws, which have been filed as exhibits to our registration statement on Form N-2, of which this prospectus forms a part.

Our Charter and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of us, causing us to engage in certain transactions or modifying our structure. Furthermore, these provisions can have the effect of depriving stockholders of the opportunity to sell their shares at a premium over prevailing market prices by discouraging third parties from seeking to obtain control of us. These provisions, all of which are summarized below, may be regarded as “anti-takeover” provisions.

Classification of the Board of Directors; Election of Directors

Our Charter provides that the number of directors may be established only by the Board of Directors pursuant to the Bylaws, but may not be less than one. The Bylaws provide that the number of directors may not be greater than nine. Subject to any applicable limitations of the 1940 Act, any vacancy may be filled, at any regular meeting or at any special meeting called for that purpose, only by a majority of the remaining directors, even if those remaining directors do not constitute a quorum. Pursuant to our Charter, the Board of Directors is divided into three classes: Class I, Class II and Class III. Upon the expiration of their current terms, which expire in 2013, 2014 and 2015, respectively, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify. Each year only one class of directors will be elected by the stockholders. The classification of the Board of Directors should help to assure the continuity and stability of our strategies and policies as determined by the Board of Directors.

The classified Board provision could have the effect of making the replacement of incumbent directors more time-consuming and difficult. At least two annual meetings of stockholders, instead of one, will generally be required to effect a change in a majority of the Board of Directors. Thus, the classified Board provision could increase the likelihood that incumbent directors will retain their positions. The staggered terms of directors may delay, defer or prevent a change in control of the Board of Directors, even though a change in control might be in the best interests of the stockholders.

Removal of Directors

Our Charter provides that, subject to the rights of holders of one or more classes of preferred stock, a director may be removed only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors. This provision, when coupled with the provision in the Bylaws authorizing only the Board of Directors to fill vacant directorships, precludes stockholders from removing incumbent directors, except for cause and by a substantial affirmative vote, and filling the vacancies created by the removal with nominees of stockholders.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless declared advisable by the Board of Directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for stockholder approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the

Certain provisions in our Charter and Bylaws

matter. Subject to certain exceptions described below, our Charter provides for approval of Charter amendments by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter provides that (1) our liquidation or dissolution, or any merger, consolidation, share exchange or sale or exchange of all or substantially all of our assets that requires the approval of our stockholders under the Maryland General Corporation Law, (2) certain transactions between us and any person or group of persons acting together and any person controlling, controlled by or under common control with any such person or member of such group, that may exercise or direct the exercise of 10% or more of our voting power in the election of directors, (3) any amendment to our charter that would convert us from a closed-end investment company to an open-end investment company or otherwise make our common stock a redeemable security and (4) any amendment to certain provisions of our charter, including the provisions relating to the number, qualifications, classification, election and removal of directors, requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. If such a proposal is approved by at least two-thirds of our Continuing Directors (defined below), in addition to approval by the full Board, such proposal may be approved by the stockholders entitled to cast a majority of the votes entitled to be cast on such matter or, in the case of transactions with a group described above, by the vote, if any, of the stockholders required by applicable law. The “Continuing Directors” are defined in our Charter as (i) our current directors, (ii) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of Continuing Directors then on the Board and (iii) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the Continuing Directors then in office. This provision could make it more difficult for certain extraordinary transactions to be approved if they are opposed by the Continuing Directors, and discourage proxy contests for control of the Board by persons wishing to cause such transactions to take place.

Our Charter and Bylaws provide that the Board of Directors has the exclusive power to make, alter, amend or repeal any provision of our Bylaws.

Advance Notice of Director Nominations and New Business

The Bylaws provide that, with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to notice of the meeting, (2) by or at the direction of the Board of Directors, or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in the Company’s notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of the Board of Directors, or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

Stockholder-Requested Special Meetings

Our Bylaws provide that special meetings of stockholders may be called by the Board of Directors and certain of our officers. In addition, our Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the Company upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Action by Stockholders

Under Maryland law, stockholder action can be taken only at an annual or special meeting of stockholders or, unless the charter provides for stockholder action by less than unanimous written consent (which is not the case for our Charter), by unanimous written consent in lieu of a meeting.

Closed end company structure

We are a non-diversified closed-end investment company and as such our stockholders will not have the right to cause us to redeem their shares. Instead, our common stock trades in the open market at a price that will be a function of several factors, including distribution levels (which are in turn affected by expenses), NAV, distribution stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors.

Shares of closed-end management investment companies frequently trade at a discount to their net asset value. This characteristic of shares of closed-end management investment companies is a risk separate and distinct from the risk that our net asset value may decrease as a result of investment activities. To the extent our common stock does trade at a discount, the Board of Directors may from time to time engage in open-market repurchases or tender offers for shares after balancing the benefit to stockholders of the increase in the net asset value per share resulting from such purchases against the decrease in our assets, the potential increase in the ratio of our expenses to our assets and the decrease in asset coverage with respect to any outstanding preferred stock. Any such purchase or tender offers may result in the temporary narrowing of any discount but will not necessarily have any long-term effect on the level of any discount. There is no guarantee or assurance that the Board of Directors will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. Any share repurchase or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the 1940 Act and the principal stock exchange on which the common stock is traded.

Conversion to an open-end mutual fund is extremely unlikely in light of our investment objective and policies and would require approval of our Board of Directors and stockholder approval to amend our Charter. If we converted to an open-end mutual fund, we would be required to redeem all senior notes and preferred shares then outstanding (requiring us, in turn, to liquidate a significant portion of our investment portfolio), and our common stock would no longer be listed on the NYSE or any other exchange. In contrast to a closed-end investment company, stockholders of an open-end investment company require a fund to redeem its shares of common stock at any time (except in certain circumstances as authorized by the 1940 Act or the rules thereunder) at their net asset value, without the discount commonly associated with closed-end investment companies. Open-end investment companies engage in a continuous offering of their shares and may maintain large cash positions or be required to liquidate favorable investments to meet redemptions. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. In addition, certain of our investment policies and restrictions may be incompatible with the requirements applicable to an open-end investment company. Accordingly, conversion to an open-end investment company may require material changes to our investment policies.

Certain U.S. federal income tax considerations

The following discussion is a summary of certain U.S. federal income tax considerations affecting the Fund and its stockholders. The discussion reflects applicable U.S. federal income tax laws of the U.S. as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the IRS, possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal income, estate or gift, or state, local or foreign tax concerns affecting the Fund and its stockholders (including stockholders owning large positions in the Fund). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status, such as a financial institution, REIT, insurance company, RIC, individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax. Unless otherwise noted, this discussion assumes the Fund’s stock is held by U.S. persons and that such shares are held as capital assets.

A U.S. holder is a beneficial owner that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

•

a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. stockholders have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “Non-U.S. holder” is a beneficial owner of shares of the Fund that is an individual, corporation, trust, or estate and is not a U.S. holder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Fund, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership.

Taxation as a RIC

The Fund intends to elect to be treated as, and to qualify each year for the special tax treatment afforded, a RIC under Subchapter M of the Code. As long as the Fund meets certain requirements that govern the Fund’s source of income, diversification of assets and distribution of earnings to stockholders, the Fund will not be subject to U.S. federal income tax on income distributed (or treated as distributed, as described below) to its stockholders. With respect to the source of income requirement, the Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such shares, securities or currencies and (ii) net income derived from interests in qualified publicly traded partnerships. A qualified publicly traded partnership is generally defined as a publicly traded partnership under Section 7704 of the Code, but does not include a publicly traded partnership if 90% or more of its

Certain U.S. federal income tax considerations

income is described in (i) above. For purposes of the income test, the Fund will be treated as receiving directly its share of the income of any partnership that is not a qualified publicly traded partnership.

With respect to the diversification of assets requirement, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s Total Assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s Total Assets and not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of the Fund’s Total Assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that the Fund controls and that are determined to be engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

If the Fund qualifies as a RIC and distributes to its stockholders at least 90% of the sum of (i) its “investment company taxable income,” as that term is defined in the Code (which includes, among other items, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to stockholders. However, if the Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 35%) on the amount retained. The Fund intends to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. Under the Code, the Fund will generally be subject to a nondeductible 4% federal excise tax on the undistributed portion of its ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of (1) 98% of the Fund’s ordinary income (computed on a calendar year basis), (2) 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31), and (3) certain amounts from previous years to the extent such amounts have not been treated as distributed or been subject to tax under Subchapter M of the Code. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal market conditions, does not currently expect to be subject to this excise tax.

The Fund intends to invest a portion of its assets in MLPs. Net income derived from an interest in a qualified publicly traded partnership, which generally includes MLPs, is included in the sources of income from which a RIC must derive 90% of its gross income. However, not more than 25% of the value of a RIC’s Total Assets can be invested in the securities of qualified publicly traded partnerships. The Fund intends to invest only in MLPs that will constitute qualified publicly traded partnerships for purposes of the RIC rules, and not more than 25% of the value of the Fund’s Total Assets will be invested in the securities of publicly traded partnerships.

Federal Income Taxation of MLPs

MLPs are similar to corporations in many respects, but differ in others, especially in the way they are taxed for federal income tax purposes. A corporation is a distinct legal entity, separate from its stockholders and employees and is treated as a separate entity for federal income tax purposes as well.

Certain U.S. federal income tax considerations

Like individual taxpayers, a corporation must pay a federal income tax on its income. To the extent the corporation distributes its income to its stockholders in the form of dividends, the stockholders must pay federal income tax on the dividends they receive. For this reason, it is said that corporate income is double-taxed, or taxed at two levels.

An MLP that satisfies the Qualifying Income rules described below, and does not elect otherwise, is treated for federal income tax purposes as a pass-through entity. No federal income tax is paid at the partnership level. A partnership’s income is considered earned by all the partners; it is allocated among all the partners in proportion to their interests in the partnership (generally as provided in the partnership agreement), and each partner pays tax on his, her or its share of the partnership’s income. All the other items that go into determining taxable income and tax owed are passed through to the partners as well—capital gains and losses, deductions, credits, etc. Partnership income is thus said to be single-taxed or taxed only at one level—that of the partner.

The Code generally requires “publicly traded partnerships” to be treated as corporations for federal income tax purposes. However, if the publicly traded partnership satisfies certain requirements and does not elect otherwise, the publicly traded partnership will be taxed as a partnership for federal income tax purposes, referred to herein as an MLP. Under these requirements, an MLP must derive each taxable year at least 90% of its gross income from Qualifying Income.

Qualifying Income for MLPs includes interest, dividends, real estate rents, gain from the sale or disposition of real property, certain income and gain from commodities or commodity futures, and income and gain from certain mineral or natural resources activities. Mineral or natural resources activities that generate Qualifying Income include income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil or products thereof), or the marketing of any mineral or natural resource (including fertilizer, geothermal energy, and timber). Most MLPs today are in energy, timber, or real estate related businesses.

Because the MLP itself does not pay federal income tax, its income or loss is allocated to its investors, irrespective of whether the investors receive any cash payment from the MLP. MLPs generally make quarterly cash distributions. Although they resemble corporate dividends, MLP distributions are treated differently. The MLP distribution is treated as a return of capital to the extent of the investor’s basis in his MLP interest and, to the extent the distribution exceeds the investor’s basis in the MLP interest, capital gain. The investor’s original basis is the price paid for the units. The basis is adjusted downward with each distribution and allocation of deductions (such as depreciation) and losses, and upwards with each allocation of income.

When the units are sold, the difference between the sales price and the investor’s adjusted basis is the gain or loss for federal income tax purposes. The partner generally will not be taxed on distributions until (1) he sells his MLP units and pays tax on his gain, which gain is increased resulting from the basis decrease resulting from prior distributions; or (2) his basis reaches zero.

Failure to Qualify as a RIC

If the Fund is unable to satisfy the 90% distribution requirement or otherwise fails to qualify as a RIC in any year, it will be taxed in the same manner as an ordinary corporation and distributions to the Fund’s stockholders will not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would constitute dividends, which would generally be eligible for the dividends received deduction

Certain U.S. federal income tax considerations

available to corporate stockholders, and non-corporate stockholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation in taxable years beginning on or before December 31, 2012, provided in each case that certain holding period and other requirements are satisfied. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholders’ tax basis in their Fund shares, and any remaining distributions would be treated as a capital gain. Earnings and profits are generally treated, for federal income tax purposes, as first being used to pay distributions on preferred stock, and then to the extent remaining, if any, to pay distributions on the common stock. To qualify as a RIC in a subsequent taxable year, the Fund would be required to satisfy the source-of-income, the asset diversification, and the annual distribution requirements for that year and dispose of any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, the Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which the Fund failed to qualify for tax treatment as a RIC that are recognized within the subsequent 10 years, unless the Fund made a special election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.

Taxation for U.S. Stockholders

Assuming the Fund qualifies as a RIC, distributions paid to you by the Fund from its investment company taxable income will generally be taxable to you as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. A portion of such distributions (if designated by the Fund) may qualify (i) in the case of corporate stockholders, for the dividends received deduction under Section 243 of the Code to the extent that the Fund’s income consists of dividend income from U.S. corporations, excluding distributions from certain entities, including REITs, or (ii) in the case of individual stockholders for taxable years beginning on or prior to December 31, 2012, as qualified dividend income eligible to be taxed at reduced rates under Section 1(h)(11) of the Code (which generally provides for a maximum rate of 15%) to the extent that the Fund receives qualified dividend income, and provided in each case that certain holding period and other requirements are met. Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (e.g., generally, if the issuer is incorporated in a possession of the United States or in a country with a qualified comprehensive income tax treaty with the United States, or if the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). To be treated as qualified dividend income, the stockholder must hold the shares paying otherwise qualifying dividend income more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. A stockholder’s holding period may be reduced for purposes of this rule if the stockholder engages in certain risk reduction transactions with respect to the stock. A qualified foreign corporation generally excludes any foreign corporation that, for the taxable year of the corporation in which the dividend was paid or the preceding taxable year, is a passive foreign investment company. Distributions made to you from an excess of net long-term capital gain over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to you but retained by the Fund, will be taxable to you as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time you have owned our shares. The maximum tax rate on capital gain dividends received by individuals is generally 15% for such gain realized before January 1, 2013.

Distributions in excess of the Fund’s earnings and profits will be treated by you, first, as a tax-free return of capital, which is applied against and will reduce the adjusted tax basis of your shares and, after such

Certain U.S. federal income tax considerations

adjusted tax basis is reduced to zero, will generally constitute capital gain to you. Under current law, the maximum 15% tax rate on long-term capital gains and qualified dividend income will cease to apply for taxable years beginning after December 31, 2012; beginning in 2013, the maximum rate on long-term capital gains is scheduled to increase to 20%, and all ordinary dividends (including amounts treated as qualified dividends under the law currently in effect) will be taxed as ordinary income. After the close of its taxable year, the Fund will provide you with information on the amount of any qualified dividend income or capital gain dividends and other distributions.

As a RIC, the Fund will be subject to the Alternative Minimum Tax (“AMT”), but any items that are treated differently for AMT purposes must be apportioned between the Fund and the stockholders and this may affect the stockholders’ AMT liabilities. The Fund intends in general to apportion these items in the same proportion that dividends paid to each stockholder bear to the Fund’s taxable income (determined without regard to the dividends paid deduction).

Sales and other dispositions of the Fund’s shares generally are taxable events. You should consult your own tax adviser with reference to your individual circumstances to determine whether any particular transaction in the Fund’s shares is properly treated as a sale or exchange for federal income tax purposes and the tax treatment of any gains or losses recognized in such transactions. The sale or other disposition of shares of the Fund will generally result in capital gain or loss to you equal to the difference between the amount realized and your adjusted tax basis in the shares sold or exchanged, and will be long-term capital gain or loss if your holding period for the shares is more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends you received (including amounts credited as an undistributed capital gain dividend) with respect to such shares. A loss you realize on a sale or exchange of shares of the Fund generally will be disallowed if you acquire other substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that you dispose of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income of corporations. For non-corporate taxpayers, short-term capital gain will currently be taxed at the rate applicable to ordinary income, currently a maximum rate of 35%, while long-term capital gain realized before January 1, 2013 generally will be taxed at a maximum rate of 15%. Capital losses are subject to certain limitations.

For purpose of determining (i) whether the annual distribution requirement is satisfied for any year and (ii) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. stockholder will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, if the Fund pays you a distribution in January that was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such distribution will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the distribution was declared. A stockholder may elect not to have all distributions automatically reinvested in Fund shares pursuant to the Plan. If a stockholder elects not to participate in the Plan, such stockholder will receive distributions in cash. For taxpayers subject to U.S. federal income tax, all distributions will generally be taxable, as discussed above, regardless of whether a stockholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund.

If a stockholder’s distributions are automatically reinvested pursuant to the Plan, for U.S. federal income tax purposes, the stockholder will generally be treated as having received a taxable distribution in the

Certain U.S. federal income tax considerations

amount of the cash dividend that the stockholder would have received if the stockholder had elected to receive cash. Under certain circumstances, however, if a stockholder’s distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distribution in newly issued shares of the Fund, the stockholder may be treated as receiving a taxable distribution equal to the fair market value of the stock the stockholder receives.

The Fund intends to distribute substantially all realized capital gains, if any, at least annually. If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to stockholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of shares owned by a stockholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the stockholder’s gross income and the tax deemed paid by the stockholders.

Call Options

The Fund’s covered call options generally will be treated as options governed by Code Section 1234. Pursuant to Code Section 1234, if a written option expires unexercised, the premium received is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received for writing the option is short-term capital gain or loss. If a call option written by the Fund is cash settled, any resulting gain or loss will generally be short-term capital gain or loss.

The Code contains special rules that apply to “straddles,” defined generally as the holding of “offsetting positions with respect to personal property.” For example, the straddle rules normally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. If two or more positions constitute a straddle, recognition of a realized loss from one position must generally be deferred to the extent of unrecognized gain in an offsetting position. In addition, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. Similarly, “wash sale” rules apply to prevent the recognition of loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period.

To the extent that any of the Fund’s positions constitute tax straddles which do not qualify as a “qualified covered call” under Section 1092(c)(4), the impact upon the Fund’s income taxes will include: dividends received on the long common stock leg of the straddle may not be eligible for distributions that qualify as “qualified dividend income” or for the corporate dividends received deduction, the Fund will generally realize short-term gain or loss on the long common stock leg of the straddle (to the extent losses are not otherwise deferred) and, realized losses on either the long common stock or the written (short) option legs of the straddle may be deferred for tax purposes to the extent that both legs of the straddle are not closed within the same tax year.

Certain U.S. federal income tax considerations

In general, a “qualified covered call option” is an option that is written (sold) with respect to stock that is held or acquired by a taxpayer in connection with granting the option which meets certain requirements, including: the option is exchange-traded or, if OTC, meets certain IRS requirements, is granted more than 30 days prior to expiration, is not “deep-in-the-money” (within the meaning of Section 1092), is not granted by an options dealer (within the meaning of Section 1256(g)(8)) in connection with the option dealer’s activity of dealing in options, and gain or loss with respect to such option is not ordinary income or loss. Provided the Fund’s covered calls meet the definition of qualified covered calls and are not part of a larger straddle, the general tax straddle holding period termination rules will not apply. As a result, dividend income received with respect to the long common stock leg of the straddle may be eligible for qualified dividend income and corporate dividends received deduction treatment (assuming all other relevant requirements are met). In addition, the general tax straddle rules requiring loss deferral and the capitalization of certain interest expense and carrying charges will not apply. Qualified covered call option positions are, however, subject to special rules in the case of options which are in-the-money (but still not “deep-in-the-money”) or for positions which are closed near year end (and not within the same year end).

The Fund may enter into transactions that would be treated as “Section 1256 Contracts” under the Code. In general, the Fund would be required to treat any Section 1256 Contracts as if they were sold for their fair market value at the end of the Fund’s taxable year, and would be required to recognize gain or loss on such deemed sale for federal income tax purposes even though the Fund did not actually sell the contract and receive cash. Forty percent of such gain or loss would be treated as short-term capital gain or loss and sixty percent of such gain or loss would be treated as long-term capital gain or loss.

The Code allows a taxpayer to elect to offset gains and losses from positions that are part of a “mixed straddle.” A “mixed straddle” is any straddle in which one or more but not all positions are section 1256 contracts. The Fund may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily “marking to market” of all open positions in the account and a daily netting of gains and losses from all positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The net capital gain or loss is treated as 60 percent long-term and 40 percent short-term capital gain or loss if attributable to the section 1256 contract positions, or all short-term capital gain or loss if attributable to the non-section 1256 contract positions.

The Fund’s transactions in options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to stockholders. These provisions also (a) will require the Fund to mark-to- market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirement for qualifying to be taxed as a RIC and the distribution requirement for avoiding excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a RIC.

Withholding and Other

Further, certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) convert distributions that would otherwise constitute

Certain U.S. federal income tax considerations

qualified dividend income into short-term capital gain or ordinary income taxed at the higher rate applicable to ordinary income, (ii) treat distributions that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vii) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (viii) adversely alter the characterization of certain complex financial transactions, and (ix) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. While it may not always be successful in doing so, the Fund will seek to avoid or minimize any adverse tax consequences of its investment practices.

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its stockholders their pro rata shares of qualified foreign taxes paid by the Fund, with the result that stockholders will not be entitled to a tax deduction or credit for such taxes on their own U.S. federal income tax returns, although the Fund’s payment of such taxes will remain eligible for a foreign tax credit or a deduction in computing the Fund’s taxable income.

The Fund is required in certain circumstances to backup withhold at a current rate of 28% (which is scheduled to increase to 31% after 2012) on taxable distributions and certain other payments paid to certain holders of the Fund’s shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Medicare Tax

For taxable years beginning after December 31, 2012, recently enacted legislation will generally impose a 3.8% tax on the net investment income of certain individuals with a modified adjusted gross income of over $200,000 ($250,000 in the case of joint filers) and on the undistributed net investment income of certain estates and trusts. For these purposes, “net investment income” will generally include interest, dividends, annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of shares of our stock) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain. Thus, certain of our taxable distributions to stockholders may be subject to the additional tax.

U.S. Federal Income Tax Considerations for Non-U.S. Stockholders

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to a Non-U.S. holder of our stock (a “Non-U.S. Stockholder”).

This summary does not purport to be a complete description of the income tax considerations for a Non-U.S. Stockholder. For example, the following does not describe income tax consequences that are assumed to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws. This summary does not

Certain U.S. federal income tax considerations

discuss any aspects of U.S. estate or gift tax or state or local tax. In addition, this summary does not address (i) any Non-U.S. Stockholder that holds, at any time, more than 5 percent of the Fund’s stock, directly or under ownership attribution rules applicable for purposes of Section 897 of the Code, or (ii) any Non-U.S. Stockholder whose ownership of shares of the Fund is effectively connected with the conduct of a trade or business in the United States.

As indicated above, the Fund intends to elect to be treated, and to qualify each year, as a RIC for U.S. federal income tax purposes. This summary is based on the assumption that the Fund will qualify as a RIC in each of its taxable years. Distributions of the Fund’s investment company taxable income to Non-U.S. Stockholders will, except as discussed below, be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) to the extent of the Fund’s current and accumulated earnings and profits. In order to obtain a reduced rate of withholding, a Non-U.S. Stockholder will be required to provide an Internal Revenue Service Form W-8BEN certifying its entitlement to benefits under a treaty.

Actual or deemed distributions of the Fund’s net capital gains to a Non-U.S. Stockholder, and gains realized by a Non-U.S. Stockholder upon the sale of the Fund’s stock, will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax unless the Non-U.S. Stockholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied.

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions (which the Fund may do in the future), a Non-U.S. Stockholder may be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax the Fund paid on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. Stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. Stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return.

A Non-U.S. Stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. Stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Stockholder or otherwise establishes an exemption from backup withholding. The amount of any backup withholding from a payment to a Non-U.S. Stockholder will be allowed as a credit against such Non-U.S. Stockholder’s United States federal income tax liability and may entitle such holder to a refund, provided that the required information is furnished to the Internal Revenue Service.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Recently Enacted Legislation

Beginning with payments of dividends or interest made on or after January 1, 2014, and payments of gross proceeds made after January 1, 2015, recently enacted legislation will generally impose a 30% withholding tax on distributions paid with respect to our stock and the gross proceeds from a disposition of our stock paid to (i) a foreign financial institution (as defined in Section 1471(d)(4) of the Code) unless the foreign financial institution enters into an agreement with the U.S. Treasury Department to collect and disclose information regarding its U.S. account holders (including certain account holders that

Certain U.S. federal income tax considerations

are foreign entities that have U.S. owners) and satisfies certain other requirements, and (ii) certain other non-U.S. entities unless the entity provides the payor with certain information regarding direct and indirect U.S. owners of the entity, or certifies that it has no such U.S. owners, and complies with certain other requirements. You are encouraged to consult with your own tax adviser regarding the possible implications of this recently enacted legislation on your investment in our stock.

The foregoing is a general and abbreviated summary of the provisions of the Code and the treasury regulations in effect as they directly govern the taxation of the Fund and its stockholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Stockholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.

Underwriting

The underwriters named below (the “Underwriters”), acting through UBS Securities LLC, 299 Park Avenue, New York, New York, Merrill Lynch, Pierce, Fenner & Smith Incorporated, One Bryant Park, New York, New York 10036, and Wells Fargo Securities, LLC, 375 Park Avenue, New York, New York, as lead managers, and Barclays Capital Inc., Oppenheimer & Co. Inc., RBC Capital Markets, LLC, Stifel, Nicolaus & Company, Incorporated, Robert W. Baird & Co. Incorporated, BB&T Capital Markets, a division of Scott & Stringfellow, LLC, Henley & Company LLC, J.J.B. Hilliard, W.L. Lyons, LLC, Janney Montgomery Scott LLC, Ladenburg Thalmann & Co. Inc., Pershing LLC, and Wunderlich Securities, Inc., as their representatives (together with the lead managers, the “Representatives”), have severally and not jointly agreed, subject to the terms and conditions of an underwriting agreement with us and our Adviser (the “Underwriting Agreement”), to purchase from us the number of shares of common stock set forth opposite their respective names. The Underwriters are committed to purchase and pay for all such shares (other than those covered by the over-allotment option described below) if any are purchased.

Underwriters	Number of Shares
UBS Securities LLC	3,400,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	3,100,000
Wells Fargo Securities, LLC	2,400,000
Barclays Capital Inc.	50,000
Oppenheimer & Co. Inc.	1,100,000
RBC Capital Markets, LLC	900,000
Stifel, Nicolaus & Company, Incorporated	425,000
Robert W. Baird & Co. Incorporated	150,000
BB&T Capital Markets, a division of Scott & Stringfellow, LLC	300,000
Henley & Company LLC	20,000
J.J.B. Hilliard, W.L. Lyons, LLC	50,000
Janney Montgomery Scott LLC	350,000
Ladenburg Thalmann & Co. Inc.	225,000
Pershing LLC	75,000
Wunderlich Securities, Inc.	50,000
Aegis Capital Corp.	10,000
Comerica Securities, Inc.	20,000
Crowell, Weedon & Co.	10,000
D.A. Davidson & Co.	25,000
Geoffrey Richards Securities Corp.	75,000
Gilford Securities Incorporated	10,000
J.P. Turner & Company, L.L.C.	30,000
Maxim Group LLC	20,000
Muriel Siebert & Co., Inc.	20,000
Revere Securities Corp.	20,000
Southwest Securities, Inc.	10,000
Summit Brokerage Services, Inc.	25,000
Wayne Hummer Investments L.L.C.	50,000
Wedbush Securities Inc.	30,000
Westminster Financial Securities, Inc.	50,000

Total	13,000,000

Underwriting

If an Underwriter fails to purchase the shares of common stock it has agreed to purchase, the Underwriting Agreement provides that one or more substitute underwriters may be found, the purchase commitments of the remaining Underwriters may be increased or the Underwriting Agreement may be terminated.

We have granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to an additional 1,950,000 shares of common stock to cover over-allotments, if any, at the initial offering price. The Underwriters may exercise such option solely for the purpose of covering over-allotments incurred in the sale of the shares of common stock offered hereby. To the extent that the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to certain conditions, to purchase an additional number of shares of common stock proportionate to such Underwriter’s initial commitment.

The Underwriting Agreement provides that the obligations of the Underwriters to purchase the shares of our common stock included in this offering are subject to approval of certain legal matters by counsel and certain other conditions.

We have agreed to pay a commission to the Underwriters in the amount of $1.125 per share of common stock (4.5% of the public offering price per share). The Representatives have advised us that the Underwriters may pay up to $0.75 per share of common stock from such commission to selected dealers who sell the shares and that such dealers may reallow a concession of up to $0.10 per share to certain other dealers who sell shares. Offering expenses paid by us (excluding the sales load, but including a portion of the amount payable to an affiliate of the Adviser for the marketing of the our common stock) will not exceed $0.05 per share of common stock sold in this offering. If the offering expenses referred to in the preceding sentence exceed this amount, the Adviser will pay the excess and will also pay all organizational expenses. The aggregate offering expenses (excluding sales load) are estimated to be $1,420,000 in total, $650,000 of which will be borne by us (or $747,500 if the Underwriters exercise their over-allotment option in full). See “Summary of Fund Expenses.” Investors must pay for any shares of commons stock purchased on or before July 31, 2012.

Prior to this offering, there has been no public or private market for the shares of common stock being sold in this offering or any other of our securities. Consequently, the offering price for the shares of common stock being sold in this offering was determined by negotiation among us and the Representatives. There can be no assurance, however, that the price at which the shares of common stock sell after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in our shares of common stock will develop and continue after this offering.

The common stock has been approved for listing on the NYSE under the trading symbol “NDP,” subject to notice of issuance. In connection with the requirements for listing the shares of common stock on the NYSE, the Underwriters have undertaken to sell lots of 100 or more shares of common stock to a minimum of 400 beneficial owners in the United States. The minimum investment requirement is 100 shares of common stock.

Us and our Adviser have each agreed to indemnify the several Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the 1933 Act, or to contribute to payments the Underwriters may be required to make in respect of those liabilities, except in the cases of willful misfeasance, bad faith, gross negligence or reckless disregard of applicable obligations and duties.

We have agreed not to offer, sell or register with the SEC any additional equity securities of the Fund, other than issuances (i) of the common stock offered hereby, (ii) of preferred shares or (iii) pursuant to

Underwriting

our Automatic Dividend Reinvestment Plan, for a period of days after the date of the Underwriting Agreement without the prior written consent of the Representatives.

In connection with this offering, the Underwriters may purchase and sell shares of common stock in the open market. These transactions may include over-allotment and stabilizing transactions and purchases to cover syndicate short positions created in connection with this offering. Stabilizing transactions consist of certain bids or purchases for the purpose of preventing or retarding a decline in the market price of the shares of common stock and syndicate short positions involve the sale by the Underwriters of a greater number of shares of common stock than they are required to purchase from us in this offering. The Underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the shares of common stock sold in this offering for their account may be reclaimed by the syndicate if such shares are repurchased by the syndicate in stabilizing or covering transactions. These activities may stabilize, maintain or otherwise affect the market price of the shares of common stock sold in this offering, which may be higher than the price that might otherwise prevail in the open market; and these activities, if commenced, may be discontinued at any time without notice. These transactions may be effected on the NYSE or otherwise.

In connection with the offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically.

We anticipate that from time to time certain of the Underwriters may act as brokers or dealers in connection with the execution of our portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters. Certain Underwriters have performed investment banking and advisory services for the Adviser and its affiliates from time to time, for which they have received customary fees and expenses. Certain Underwriters may, from time to time, engage in transactions with or perform services for the Adviser and its affiliates in the ordinary course of business.

The Adviser has purchased shares of common stock from us in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act. As of the date of this Prospectus, the Adviser owned 100% of the outstanding shares of common stock. The Adviser may be deemed to control us until such time as it owns less than 25% of the outstanding shares of common stock, which is expected to occur as of the completion of this offering.

Certain marketing or sales related support will be provided by Montage Investments and certain of its affiliates. Montage Investments is the indirect majority owner of Tortoise Capital Advisors, L.L.C., the Adviser to the Fund. Our Adviser has entered into an agreement with Montage Securities, LLC, a registered broker/dealer and an affiliate of our Adviser and Montage Investments, which contemplates the delivery of marketing support to our Adviser during the course of this offering. Subject to the $0.05 per share limitation on offering costs borne by the Fund, the Fund may pay a portion of the compensation due pursuant to this agreement and the remainder will be paid exclusively by our Adviser. The total amounts of these payments to Montage Securities, LLC will not exceed 0.20% of the total price of the shares of common stock sold in this offering. Montage Securities, LLC will also be reimbursed for certain of its expenses in connection with the offering in an amount not to exceed $30,000.

Additional Compensation to be Paid by Our Adviser

Our Adviser (and not us) has agreed to pay to each of UBS Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC from its own assets a fee for advice

Underwriting

relating to our structure, design and organization as well as for services related to the sale and distribution of our shares of common stock in the amount of $1,535,520, $1,105,714 and $827,564.69, respectively. If the over-allotment option is not exercised, the structuring fee paid to each of UBS Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC will not exceed 0.48%, 0.35% and 0.26%, respectively, of the total public offering price of the shares of common stock sold in this offering. Our Adviser (and not us) has agreed to pay additional compensation to Oppenheimer & Co. Inc. in the amount of $296,250, RBC Capital Markets, LLC in the amount of $271,250 and Stifel, Nicolaus & Company, Incorporated in the amount of $62,500. The total amounts of these payments paid to any such qualifying underwriter will not exceed 1.25% of the total price of the shares of common stock sold in this offering.

The sum of all compensation to the Underwriters in connection with this public offering of shares of common stock, including the sales load, the structuring and additional compensation fees and all forms of additional payments to the Underwriters and the amounts paid by the Fund to reimburse certain underwriters and certain other expenses, will not exceed 6.01% of the total public offering price of the shares of common stock sold in this offering.

Administrator, custodian & fund accountant

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, will serve as our administrator and provide certain back-office support such as oversight and supervision of the payment of expenses and preparation of financial statements and related schedules. We will pay the administrator a monthly fee computed at an annual rate of 0.04% of the first $1 billion of our assets, 0.01% on the next $500 million of our assets and 0.005% on the balance of our assets.

U.S. Bank National Association, 1555 N. River Center Dr., Milwaukee, Wisconsin 53212, will serve as our custodian.

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, will serve as our fund accountant.

Legal matters

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Husch Blackwell LLP (“HB”), Kansas City, Missouri and for the Underwriters by Dechert LLP (“Dechert”), Washington D.C. HB and Dechert may rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland.

Available information

We will be subject to the informational requirements of the Exchange Act and the 1940 Act and will be required to file reports, including annual and semi-annual reports, proxy statements and other information with the SEC. We intend to voluntarily file quarterly stockholder reports. These documents will be available on the SEC’s EDGAR system and can be inspected and copied for a fee at the SEC’s Public Reference Room, 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Additional information about the operation of the Public Reference Room facilities may be obtained by calling the SEC at (202) 551-8090.

This prospectus does not contain all of the information in our registration statement, including amendments, exhibits, and schedules. Statements in this prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

Additional information about us can be found in our Registration Statement (including amendments, exhibits and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains our Registration Statement, other documents incorporated by reference, and other information we have filed electronically with the SEC.

TORTOISE ENERGY INDEPENDENCE FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

Tortoise Energy Independence Fund, Inc., a Maryland corporation (the “Fund,” “we,” “us,” or “our”), is a newly-organized non-diversified, closed-end management investment company.

This statement of additional information relates to an offering of our common stock and does not constitute a prospectus, but should be read in conjunction with our prospectus relating thereto dated July 26, 2012. This statement of additional information does not include all information that a prospective investor should consider before purchasing any of our common stock. You should obtain and read our prospectus prior to purchasing any of our common stock. A copy of our prospectus may be obtained without charge from us by calling 1-866-362-9331. You also may obtain a copy of our prospectus on the SEC’s web site (http://www.sec.gov). Capitalized terms used but not defined in this statement of additional information have the meanings ascribed to them in the prospectus.

TABLE OF CONTENTS OF

THE STATEMENT OF ADDITIONAL INFORMATION

This statement of additional information is dated July 26, 2012.

INVESTMENT LIMITATIONS

This section supplements the disclosure in the prospectus and provides additional information on our investment limitations. Investment limitations identified as fundamental may only be changed with the approval of the holders of a majority of our outstanding voting securities (which for this purpose and under the Investment Company Act of 1940, as amended (the “1940 Act”) means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are represented or (2) more than 50% of the outstanding voting shares).

Investment limitations stated as a maximum percentage of our assets are only applied immediately after, and because of, an investment or a transaction by us to which the limitation is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with our investment limitations. All limitations are based on a percentage of our Total Assets. We define “Total Assets” as the value of securities, cash or other assets held, including securities or assets obtained through leverage, and interest accrued but not yet received.

Fundamental Investment Limitations

The following are our fundamental investment limitations set forth in their entirety. We may not:

(1)	issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

(2)	borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

(3)	make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

(4)	concentrate (invest 25% or more of our Total Assets) our investments in any particular industry or group of related industries, except that we will concentrate our assets in the energy industry;

(5)	underwrite securities issued by others, except to the extent that we may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), in the disposition of restricted securities held in our portfolio;

(6)	purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that we may invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein (including REITs); and

(7)	purchase or sell physical commodities unless acquired as a result of the ownership of securities or other instruments, except that we may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.

All other investment policies are considered non-fundamental and may be changed by our Board of Directors (the “Board of Directors” or the “Board”) without prior approval of our outstanding voting securities.

Non-fundamental Investment Policies

We have adopted the following non-fundamental policies:

•

Under normal circumstances, we will invest at least 80% of our Total Assets in equity securities of North American energy companies, including at least 70% of our Total Assets in equity securities of upstream energy companies;

•

We may invest up to 35% of our Total Assets in securities of non-U.S. issuers (including Canadian issuers). An issuer of a security generally will be considered to be a non-U.S. issuer if it is organized under the laws of, or maintains its principal place of business in, a country other than the United States;

•

We may invest up to 30% of our Total Assets in restricted securities that are ineligible for resale under Rule 144A under the 1933 Act, all of which may be illiquid securities, primarily through direct investments in securities of listed companies. For purposes of this limitation, “restricted securities” include (i) registered securities of public companies subject to a lock-up period, (ii) unregistered securities of public companies with registration rights, and (iii) unregistered securities of public companies that become freely tradable with the passage of time;

•	We will not invest in privately held companies;

•	We may invest up to 20% of our Total Assets in debt securities, including those rated below investment grade, commonly referred to as “junk bonds”;

•	We will not invest more than 10% of our Total Assets in any single issuer; and

•	We will not engage in short sales.

In addition, to comply with federal tax requirements for qualification as a RIC, our investments will be limited so that at the close of each quarter of each taxable year (i) at least 50% of the value of our Total Assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of our Total Assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of our Total Assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (which includes MLPs). These tax-related limitations may be changed by the Board of Directors to the extent appropriate in light of changes to applicable tax requirements.

Currently under the 1940 Act, we are not permitted to incur indebtedness unless immediately after such borrowing we have asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of our Total Assets, including the amount borrowed, less all liabilities and indebtedness not represented by senior securities). In addition, currently under the 1940 Act, we may not declare any distribution on any class of shares of our stock, or purchase any such stock, unless our aggregate indebtedness has, at the time of the declaration of any such distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such distribution, or purchase price, as the case may be, except that distributions may be declared upon any preferred stock if such senior security representing indebtedness has an asset coverage of at least 200% at the time of declaration of such distribution and after deducting the amount of such distribution. Currently under the 1940 Act, we are not permitted to issue preferred stock unless immediately after such issuance we have asset coverage of at least 200% of the total of the aggregate amount of senior securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred stock (i.e., the aggregate principal amount of such indebtedness and liquidation value may not exceed 50% of the value of our Total Assets, including the proceeds of such issuance, less liabilities and indebtedness not represented by senior securities). In addition, currently under the 1940 Act, we are not permitted to declare any distribution on our common stock or purchase any such common stock unless, at the time of such declaration or purchase, we would satisfy this 200% asset coverage requirement test after deducting the amount of such distribution or share price.

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. Both transactions involving indebtedness and any preferred stock issued by us would be considered senior securities under the 1940 Act, and as such, are subject to the asset coverage requirements discussed above.

Currently under the 1940 Act, we are not permitted to lend money or property to any person, directly or indirectly, if such person controls or is under common control with us, except for a loan from us to a company which owns all of our outstanding securities. Currently, under interpretative positions of the staff of the SEC, we may not have on loan at any given time securities representing more than one-third of our Total Assets.

We interpret our policies with respect to borrowing and lending to permit such activities as may be lawful, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

We interpret our policy with respect to concentration to include North American energy companies, as defined in the prospectus and below. See “Investment Objective and Principal Investment Strategies.”

Under the 1940 Act, we may, but do not intend to, invest up to 10% of our Total Assets in the aggregate in shares of other investment companies and up to 5% of our Total Assets in any one investment company, provided that the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, we will bear our ratable share of that investment company’s expenses and would remain subject to payment of our advisory fees and other expenses with respect to assets so invested. Holders of common stock would therefore be subject to duplicative expenses to the extent we invest in other investment companies. In addition, the securities of other investment companies also may be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. The net asset value and market value of leveraged shares will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged shares. A material decline in net asset value may impair our ability to maintain asset coverage on any preferred stock and debt securities, including any interest and principal for debt securities.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The prospectus presents our investment objective and principal investment strategies and risks. This section supplements the disclosure in our prospectus and provides additional information on our investment policies, strategies and risks. Restrictions or policies stated as a maximum percentage of our assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with our restrictions and policies.

Our investment objective is to provide our stockholders a high level of total return, with an emphasis on making current distributions. For purposes of our investment objective, total return includes capital appreciation of, and all distributions received from, securities in which we invest regardless of the tax character of the distribution. There is no assurance that we will achieve our objective. Our investment objective and the investment policies discussed below are non-fundamental. The Board of Directors may change the investment objective, or any policy or limitation that is not fundamental, without a stockholder vote. Stockholders will receive at least 60 days prior written notice of any change to the non-fundamental investment policy of investing at least 80% of our Total Assets in equity securities of North American energy companies.

Under normal circumstances, we will invest at least 80% of our Total Assets in equity securities of North American energy companies, including at least 70% of our Total Assets in equity securities of upstream energy companies. We define “Total Assets” as the value of securities, cash or other assets held, including securities or assets obtained through leverage, and interest accrued but not yet received. We will invest in equity securities that are publicly traded on an exchange or in the OTC, primarily consisting of common stock, but also including, among others, MLP and LLC common units.

We consider a company to be a North American energy company if (i) it is organized under the laws of, or maintains its principal place of business in, the U.S. or Canada, and (ii) at least 50% of its assets, cash flow or revenue is associated with the exploration, development, drilling, completion or production of crude oil, condensate, natural gas and natural gas liquids (“NGLs”), or providing associated transportation, processing, storage, servicing and equipment. We consider a company to be an upstream energy company if (i) at least 50% of its assets, cash flow or revenue is associated with the exploration, development, drilling, completion or production of crude oil, condensate, natural gas and NGLs or (ii) its business is related to energy production or refining as defined by the Standard Industrial Classification (“SIC”) system.

We may invest up to 35% of our Total Assets in securities of non-U.S. issuers (including Canadian issuers). An issuer of a security generally will be considered to be a non-U.S. issuer if it is organized under the laws of, or maintains its principal place of business in, a country other than the United States.

We also may invest in other securities, consistent with our investment objective and fundamental and non-fundamental policies. As a RIC, we may invest up to 25% of our Total Assets in securities of MLPs. We may invest up to 30% of our Total Assets in restricted securities that are ineligible for resale under Rule 144A under the 1933 Act, all of which may be illiquid securities, primarily through direct investments in securities of listed companies.

We will also seek to provide current income from gains earned through an option strategy. We currently intend to write (sell) call options on selected equity securities in our portfolio (“covered calls”). The notional amount of such calls is expected to initially be approximately 30% to 40% of the total value of our portfolio, although this percentage may vary over time depending on the cash flow requirements of the portfolio and on our Adviser’s assessment of market conditions. We initially intend to write out of the money options in which the strike price of the option is above the market price of the security. As the writer of such call options, in effect, during the term of the option, in exchange for the premium we receive, we sell the potential appreciation above the exercise price in the value of the security or securities covered by the options. Therefore, we may forego part of the potential appreciation for part of our equity portfolio in exchange for the call premium received.

The following pages contain more detailed information about the types of issuers and instruments in which we may invest, strategies our Adviser may employ in pursuit of our investment objective and a discussion of related risks. Our Adviser does not intend to buy these instruments or use these techniques unless it believes that doing so will help us achieve our objective.

Our Investments

The types of securities in which we may invest include, but are not limited to, the following:

Equity Securities. Equity investments generally represent an equity ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of an issuer’s bankruptcy. An adverse event, such as unfavorable earnings report, may depress the value of a particular equity investment we hold. Prices of equity investments are sensitive to general movements in the stock market, and a drop in the stock market may depress the price of equity investments that we own. Equity investment prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or rising interest rates, which increases borrowing costs and the costs of capital. We currently expect that such equity investments will include the following:

Common Stock. Common stock represents an ownership interest in the profits and losses of a corporation, after payment of amounts owed to bondholders, other debt holders, and holders of preferred stock. Holders of common stock generally have voting rights, but we do not generally expect to have voting control in any of the companies in which we invest. In addition to the general risks set forth in the prospectus, investments in common stock are subject to the risk that in the event a company in which we invest is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to us as holders of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the holders of common stock.

Common Units of MLPs. As a RIC, we may invest no more than 25% of our Total Assets in securities of MLPs. An MLP is a publicly traded company organized as a limited partnership or LLC and treated as a partnership for federal income tax purposes. MLP common units represent an equity ownership interest in a partnership and provide limited voting rights. MLP common unit holders have a limited role in the partnership’s operations and management. Some energy infrastructure companies in which we may invest have been organized as LLCs, which are treated in the same manner as MLPs for federal income tax purposes. Common units of an LLC represent an equity ownership in an LLC. Unlike stockholders of a corporation, common unitholders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unitholders generally have first right to a minimum quarterly distribution (“MQD”) prior to distributions to the subordinated unitholders or the general partner (including incentive distributions). Common unitholders typically have arrearage rights if the MQD is not met. In the event of liquidation, MLP common unitholders have first rights to the partnership’s remaining assets after bondholders, other debt holders, and preferred unitholders have been paid in full. MLP common units trade on a national securities exchange or OTC.

Equity Securities of MLP Affiliates. In addition to securities of MLPs, we may also invest in equity securities issued by MLP affiliates, such as MLP I-Shares and common shares of corporations that own MLP general partner interests. I-Shares represent an indirect ownership interest in MLP common units issued by an MLP affiliate, which is typically a publicly traded LLC. The
I-Share issuer’s assets consist exclusively of I-units. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares receive distributions in the form of additional I-Shares. Issuers of MLP I-Shares are corporations and not partnerships for tax purposes; however, the MLP does not allocate income or loss to the I-Share issuer. Because the issuers of MLP I-Shares are not partnerships for tax purposes, MLP I-Shares are not subject to the 25% limitation regarding investments in MLPs and other entities treated as qualified publicly traded partnerships. MLP affiliates also include the publicly traded equity securities of LLCs that own, directly or indirectly, general partner interests of MLPs. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP.

Other Equity Securities. We may also invest in all types of publicly traded equity securities, including but not limited to, preferred equity, convertible securities, depository receipts, limited partner interests, rights and warrants of underlying equity securities, exchange traded funds, limited liability companies and REITs.

Non-U.S. Securities. We may invest up to 35% of our Total Assets in securities issued by non-U.S. issuers (including Canadian issuers). These securities may be issued by companies organized and/or having securities traded on an exchange outside the U.S. or may be securities of U.S. companies that are denominated in the currency of a different country. An issuer of a security generally will be considered to be a non-U.S. issuer if it is organized under the laws of, or maintains its principal place of business in, a country other than the United States.

Investments in securities issued by non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Some of these risks include: (1) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (2) non-U.S. securities markets are smaller, may be less liquid and more volatile than the U.S. securities markets; (3) fluctuations in currency exchange rates and the existence or possible imposition of exchange controls may adversely affect the value of our investments; (4) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession even during periods in which the U.S. economy performs well; (5) the impact of economic, political, regulatory, social or diplomatic events; (6) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to restrictions on exchanges of currency or otherwise; (7) non-U.S. withholding and other taxes may decrease our investment return; (8) the difficulty or impossibility of obtaining the necessary data to determine whether distributions paid by non-U.S. issuers qualify as tax-advantaged dividends, ordinary income or return of capital; and (9) other investment controls imposed by the governments of non-U.S. countries, especially countries with emerging markets, which controls may limit or preclude investments in non-U.S. countries. These investment controls may include (a) requiring governmental approval prior to investment by foreign persons; (b) limiting the amount of investment by foreign persons in a particular country; (c) limiting investments by foreign persons to only a specific class of securities of a company that may have less advantageous terms than the classes available for purchase by domiciliaries of the countries; or (d) imposing additional taxes on foreign investors.

We may also purchase American Depository Receipts (“ADRs”) or U.S. dollar-denominated securities of non-U.S. issuers. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with non-U.S. securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute stockholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Restricted Securities. We may invest up to 30% of our total assets in restricted securities that are ineligible for resale under Rule 144A under the 1933 Act, all of which may be illiquid securities. Restricted securities (including restricted securities that are eligible for resale under Rule 144A) are less liquid than freely tradable securities because of statutory and/or contractual restrictions on resale. Such securities are not freely tradable in the open market. This lack of liquidity creates special risks for us. However, we could sell such securities in private transactions with a limited number of purchasers or in public offerings under the 1933 Act if we have registration rights for the resale of such securities. Certain restricted securities generally become freely tradable upon the passage of time and satisfaction of other applicable conditions.

Restricted securities generally can be sold in private transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. To enable us to sell our holdings of a restricted security not registered under the 1933 Act, we may have to cause those securities to be registered. When we must arrange registration because we wish to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we can sell it. We would bear the risks of any downward price fluctuation during that period.

In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or were sold in transactions not requiring registration, such as Rule 144A transactions. Institutional investors generally may not seek to sell these instruments to the general public, but instead will often depend on an institutional market in which such unregistered securities can be resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

We may also invest in securities that may not be restricted, but are thinly-traded. Although securities of certain MLPs trade on the New York Stock Exchange (“NYSE”), the NASDAQ National Market or other securities exchanges or markets, such securities may have a lower trading volume less than those of larger companies due to their relatively smaller capitalizations. Such securities may be difficult to dispose of at a favorable price during times when we believe it is desirable to do so. Investment of capital in thinly-traded securities may restrict our ability to take advantage of market opportunities. The risks associated with thinly-traded securities may be particularly acute in situations in which our operations require cash and could result in us borrowing to meet our short term needs or incurring losses on the sale of thinly-traded securities.

Rule 144A Securities. We may purchase Rule 144A securities, which are securities generally traded on a secondary market accessible to certain qualified institutional buyers. Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers, such as the Fund. There is no limit to our investment in Rule 144A securities and Rule 144A securities will not be counted towards the Fund’s 30% limitation on investing in restricted securities.

Institutional markets for securities that exist or may develop as a result of Rule 144A may provide both readily ascertainable fair values for those Rule 144A securities as well as the ability to liquidate investments in those securities. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by us, however, could affect adversely the marketability of certain Rule 144A securities, and we might be unable to dispose of such securities promptly or at reasonable prices. To the extent that liquid Rule 144A securities that the Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase.

Debt Securities. We may invest up to 20% of our Total Assets in debt securities, including securities rated below investment grade, commonly referred to as “junk bonds.” Our debt securities may have fixed or variable principal payments and all types of interest rate and reset terms, including fixed rate, floating rate, adjustable rate, zero coupon, contingent, deferred, and payment in kind features, and may include securities that are or are not exchange traded. To the extent that we invest in below investment grade debt securities, such securities will be rated, at the time of investment, at least B- by S&P or B3 by Moody’s or a comparable rating by at least one other nationally recognized statistical rating organization or, if unrated, determined by the Adviser to be of comparable quality. If a security satisfies our minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, we will not be required to dispose of such security. If a downgrade occurs, the Adviser will consider what action, including the sale of such security, is in the best interest of us and our stockholders.

Repurchase Agreements. We may enter into “repurchase agreements” backed by U.S. Government securities. A repurchase agreement arises when we purchase a security and simultaneously agree to resell it to the vendor at an agreed upon future date. The resale price is greater than the purchase price, reflecting an agreed upon market rate of return that is effective for the period of time we hold the security and that is not related to the coupon rate on the purchased security. Such agreements generally have maturities of not more than seven days and could be used to permit us to earn interest on assets awaiting long-term investment. We require continuous maintenance by the custodian for our account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the market value of the securities that are the subject of a repurchase agreement. Repurchase agreements maturing in more than seven days are considered illiquid securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, we could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while we seek to enforce our rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses incurred in connection with enforcing our rights.

Reverse Repurchase Agreements. We may enter into reverse repurchase agreements for temporary purposes with banks and securities dealers in an amount up to 33 1/3% of our Total Assets if the creditworthiness of the bank or securities dealer has been determined by our Adviser to be satisfactory. A reverse repurchase agreement is a repurchase agreement in which we are the seller of, rather than the investor in, securities and agree to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

At the time when we enter into a reverse repurchase agreement, liquid assets (such as cash, U.S. Government securities or other “high-grade” debt obligations) of ours having a value at least as great as the purchase price of the securities to be purchased will be segregated on our books and held by the custodian throughout the period of the obligation. The use of reverse repurchase agreements by us creates leverage which increases our investment risk. If the income and gains on securities purchased with the proceeds of these transactions exceed the cost, our earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the cost, earnings or net asset value would decline faster than otherwise would be the case. We intend to enter into reverse repurchase agreements only if the income from the investment of the proceeds is expected to be greater than the expense of the transaction, because the proceeds are invested for a period no longer than the term of the reverse repurchase agreement.

Margin Borrowing. We may use margin borrowing of up to 33 1/3% of our Total Assets for investment purposes when our Adviser believes it will enhance returns. Margin borrowing creates certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which we have borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then we could be subject to a “margin call,” pursuant to which we must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of our assets, we might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice. Any use of margin borrowing by us would be subject to the limitations of the 1940 Act, including the prohibition on our issuing more than one class of senior securities, and the asset coverage requirements discussed earlier in this statement of additional information.

Hedging and Risk Management. In addition to writing covered call options as part of our investment strategy, the risks of which are described herein, we may utilize certain other derivative instruments for hedging or risk management purposes.

In an attempt to reduce the interest rate risk arising from our leveraged capital structure, we may, but are not obligated to, use interest rate transactions intended to reduce our interest rate risk with respect to our interest and distribution payment obligations under our outstanding leverage. Such interest rate transactions would be used to protect us against higher costs on our leverage resulting from increases in short-term interest rates. We anticipate that the majority of such interest rate hedges would be interest rate swap contracts and interest rate caps and floors purchased from financial institutions. There is no assurance that the interest rate hedging transactions into which we may enter will be effective in reducing our exposure to interest rate risk. Hedging transactions are subject to correlation risk, which is the risk that payment on our hedging transactions may not correlate exactly with our payment obligations on senior securities. The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, we would agree to pay to the other party to the interest rate swap (known as the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay to us a variable rate payment intended to approximate our variable rate payment obligations on outstanding leverage. The payment obligations would be based on the notional amount of the swap. In an interest rate cap, we would pay a premium to the counterparty up to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate of interest, would receive from the counterparty payments equal to the difference based on the notional amount of such cap. In an interest rate floor, we would be entitled to receive, to the extent that a specified index falls below a predetermined interest rate, payments of interest on a notional principal amount from the party selling the interest rate floor. Depending on the state of interest rates in general, our use of interest rate transactions could affect our ability to make required interest or distribution payments on our outstanding leverage. To the extent there is a decline in interest rates, the value of the interest rate transactions could decline. If the counterparty to an interest rate transaction defaults, we would not be able to use the anticipated net receipts under the interest rate transaction to offset our cost of financial leverage.

We may, but do not currently intend to, use other hedging and risk management strategies to seek to manage other market risks. Such hedging strategies may be utilized to seek to protect against possible adverse changes in the market value of securities held in our portfolio (such as through changes in commodity prices or currencies) or to otherwise protect the value of our portfolio. We may, but do not currently intend to, enter into forward agreements or purchase futures contracts to hedge or exposure to commodity prices. We may, but do not currently intend to, enter into currency exchange transactions to hedge our exposure to foreign currency exchange rate risk to the extent we invest in non-U.S. dollar denominated securities of non-U.S. issuers. Our currency transactions will generally be limited to portfolio hedging involving portfolio positions. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year. The Fund may also purchase and sell other derivative investments such as exchange-listed and OTC options on securities or indices, futures contracts and options thereon. The Fund also may purchase derivative investments that combine features of these instruments.

Securities Lending. We may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows us to retain ownership of the securities loaned and, at the same time, to earn additional income. Because there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by our Adviser to be of good credit and legal standing. Furthermore, loans of securities will only be made if, in our Adviser’s judgment, the consideration to be earned from such loans would justify the risk.

Our Adviser understands that it is the current view of the SEC staff that we may engage in loan transactions only under the following conditions: (1) we must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, we must be able to terminate the loan at any time; (4) we must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) we may pay only reasonable custodian fees in connection with the loan; and (6) the Board must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Temporary Investments and Defensive Investments. Pending investment of the proceeds of this offering (which we expect may take up to approximately three to six months following the closing of this offering), we may invest offering proceeds in mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial or other liquid securities – all of which are expected to provide a lower yield than the securities of energy companies. We may also invest in these instruments on a temporary basis to meet working capital needs, including, but not limited to, for collateral in connection with certain investment techniques, to hold a reserve pending payment of distributions, and to facilitate the payment of expenses and settlement of trades. We anticipate that under normal market conditions and following the investment of the proceeds of this offering not more than 5% of our total assets will be invested in these instruments.

Under adverse market or economic conditions, we may invest 100% of our Total Assets in these securities. The yield on these securities may be lower than the returns on energy companies or yields on lower rated fixed income securities. To the extent we invest in these securities for defensive purposes, we may not achieve our investment objective.

Covered Call Options Strategy

We will also seek to provide current income from gains earned through our covered call strategy. We currently intend to write (sell) call options on selected equity securities in our portfolio and to only write call options on securities we hold in our portfolio (“covered calls”); however we may also write call options on indices. The notional amount of such calls is expected to initially be approximately 30% to 40% of the total value of our portfolio, although this percentage may vary over time depending on the cash flow requirements of the portfolio and on our Adviser’s assessment of market conditions.

A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price (exercise price) at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium from the buyer of such call option.

If we write a call option on a security or basket of securities, we have the obligation upon exercise of such call option to deliver the underlying security or securities upon payment of the exercise price. As the writer of such call options, in effect, during the term of the option, in exchange for the premium received by us, we sell the potential appreciation above the exercise price in the value of securities covered by the options. Therefore, we forgo part of the potential appreciation for part of our equity portfolio in exchange for the call premium received, but retain the risk of potential decline in those securities below the price which is equal to the excess of the exercise price of the call option over the premium per share received on the call option.

If we write a call option, we may terminate our obligation by effecting a closing purchase transaction. This is accomplished by purchasing a call option with the same terms as the option previously written. However, once we have been assigned an exercise notice, we will be unable to effect a closing purchase transaction. There can be no assurance that a closing purchase transaction can be effected when we so desire.

Other principal factors affecting the market value of an option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date of the option. Gains and losses on investments in options depend, in part, on the ability of our Adviser to predict correctly the effect of these factors.

When we write a call option, an amount equal to the premium received by us will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by us as realized gains from investments on the expiration date. If we repurchase a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether we have realized a gain or loss.

We may also purchase and sell options on stock indices or sectors. Because index and sector options both refer to options on baskets of securities and generally have similar characteristics, we refer to these types of options collectively as “index” options. Options on an index differ from options on individual securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option and (iii) index options reflect price-fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security. We may execute a closing purchase transaction with respect to an index option it has sold and sell another option (with either a different exercise price or expiration date or both).

Although our Adviser will attempt to take appropriate measures to minimize the risks relating to writing covered call options, there can be no assurance that we will succeed in any option-writing program we undertake.

MANAGEMENT OF THE FUND

Directors and Officers

Our business and affairs are managed under the direction of the Board of Directors. Accordingly, the Board of Directors provides broad supervision over our affairs, including supervision of the duties performed by our Adviser. Our officers are responsible for our day-to-day operations. Our Board of Directors is currently comprised of four directors, three of whom are not interested persons (as defined in the 1940 Act) of our Adviser or its affiliates. The names, ages and addresses of each of our directors and officers, together with their principal occupations and other affiliations during the past five years, are set forth below. Each director and officer will hold office until his successor is duly elected and qualified, or until he resigns or is removed in the manner provided by law. Unless otherwise indicated, the address of each director and officer is 11550 Ash Street, Leawood, Kansas 66211.

NAME AND AGE	POSITION(S) HELD WITH COMPANY, TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR (1)	OTHER PUBLIC COMPANY DIRECTORSHIPS HELD DURING THE PAST FIVE YEARS
Independent Directors

Conrad S. Ciccotello (Born 1960)	Director since 2012	Associate Professor of Risk Management and Insurance, Robinson College of Business, Georgia State University	7	Tortoise Capital Resources Corporation

NAME AND AGE	POSITION(S) HELD WITH COMPANY, TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR (1)	OTHER PUBLIC COMPANY DIRECTORSHIPS HELD DURING THE PAST FIVE YEARS
		(faculty member since 1999); Director of Personal Financial Planning Program; Investment Consultant to the University System of Georgia for its defined contribution retirement plan; Formerly Faculty Member, Pennsylvania State University (1997-1999); Published a number of academic and professional journal articles on investment company performance and structure, with a focus on MLPs.

John R. Graham (Born 1945)	Director since 2012	Executive-in-Residence and Professor of Finance (part-time), College of Business Administration, Kansas State University (has served as a professor or adjunct professor since 1970); Chairman of the Board, President and CEO, Graham Capital Management, Inc., primarily a real estate development, investment and venture capital company; Owner of Graham Ventures, a business services and venture capital firm; Part-time Vice President Investments, FB Capital Management, Inc. (a registered investment adviser), since 2007; formerly, CEO, Kansas Farm Bureau Financial Services, including seven affiliated insurance or financial service companies (1979-2000).	7	Tortoise Capital Resources Corporation

NAME AND AGE	POSITION(S) HELD WITH COMPANY, TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR (1)	OTHER PUBLIC COMPANY DIRECTORSHIPS HELD DURING THE PAST FIVE YEARS
Charles E. Heath (Born 1942)	Director since 2012	Retired in 1999, Formerly Chief Investment Officer, GE Capital’s Employers Reinsurance Corporation (1989-1999). Chartered Financial Analyst (“CFA”) designation since 1974.	7	Tortoise Capital Resources Corporation

Interested Directors and Officers (2)

H. Kevin Birzer (Born 1959)	Director and Chairman of the Board since 2012	Managing Director of the Adviser since 2002; Member, Fountain Capital Management, LLC (“Fountain Capital”), a registered investment adviser, (1990-May 2009); Director and Chairman of the Board of each of TYG, TYY, TYN, TPZ, NTG and TTP since its inception, and of Tortoise Capital Resources Corporation (“TTO”) from inception through November 2011; CFA designation since 1988.	7	Tortoise Capital Resources Corporation

Terry C. Matlack (Born 1956)	Chief Executive Officer since 2012	Managing Director of the Adviser since 2002; Director of each of TYG, TYY, TYN, TTO and TPZ from its inception to September 15, 2009; Chief Executive Officer of NTG since 2010, of TTP since inception and of each of TYG, TYY, TYN and TPZ since May 2011; Chief Financial Officer of each of TYG, TYY, TYN and TPZ from inception to May 2011 and of TTO from inception to June 2012. CFA designation since 1985.	N/A	Tortoise Capital Resources Corporation, Epiq Systems, Inc.

NAME AND AGE	POSITION(S) HELD WITH COMPANY, TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR (1)	OTHER PUBLIC COMPANY DIRECTORSHIPS HELD DURING THE PAST FIVE YEARS
Zachary A. Hamel (Born 1965)	President since 2012	Managing Director of the Adviser since 2002; Partner, Fountain Capital (1997-present). President of TTP since inception, of NTG since 2010 and of each of TYG, TYY and TPZ since May 2011; Senior Vice President of TTO from 2005 through November 2011, of TYN since 2007, of TYY from 2005 to May 2011, of TYG from 2007 to May 2011, and of TPZ from inception to May 2011; Secretary of each of TYG, TYY, TYN and TTO from their inception to April 2007. CFA designation since 1998.	N/A	None

P. Bradley Adams (Born 1960)	Chief Financial Officer since 2012	Director of Financial Operations of the Adviser since 2005; Chief Financial Officer of TTP since inception, of NTG since 2010 and of each of TYG, TYY, TYN and TPZ since May 2011; Assistant Treasurer of TYG, TYY and TYN from November 2005 to May 2011, of TPZ from inception to May 2011, and of TTO from inception to June 2012.	N/A	None

NAME AND AGE	POSITION(S) HELD WITH COMPANY, TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR (1)	OTHER PUBLIC COMPANY DIRECTORSHIPS HELD DURING THE PAST FIVE YEARS
Kenneth P. Malvey (Born 1965)	Senior Vice President and Treasurer since 2012	Managing Director of the Adviser since 2002; Partner, Fountain Capital (2002-present); Treasurer of each of TYG, TYY, and TYN since 2005, of TTO from 2005 through November 2011, and of each of TPZ, NTG and TTP since their inception; Senior Vice President of TYY since 2005, of each of TYG and TYN since 2007, of each of TPZ, NTG and TTP since their inception and of TTO from 2005 through November 2011; CFA designation since 1996	N/A	None

David J. Schulte (Born 1961)	Senior Vice President since 2012	Managing Director of the Adviser since 2002; Senior Vice President of NTG since 2010, of TTP since inception, and of each of TYG, TYY, TYN and TPZ since May 2011; President and Chief Executive Officer of each of TYG, TYY and TPZ from inception to May 2011; Chief Executive Officer of TYN from 2005 to May 2011 and President of TYN from 2005 to September 2008; Chief Executive Officer of TTO since 2005 and President of TTO from 2005 to April 2007 and since June 2012; CFA designation since 1992.	N/A	None

(1)	This number includes us, TYG, TYY, TYN, TPZ, NTG and TTP. Our Adviser also serves as the investment adviser to TYG, TYY, TYN, TPZ, NTG, TTP and an open-end investment company.
(2)	As a result of their respective positions held with our Adviser or its affiliates, these individuals are considered “interested persons” of ours within the meaning of the 1940 Act.

Each director was selected to join our Board of Directors based upon their character and integrity; their service as a director for other funds in the Tortoise fund complex; and their willingness and ability to serve and commit the time necessary to perform the duties of a director. In addition, as to each director other than Mr. Birzer, their status as not being an “interested person” as defined in the 1940 Act; and, as to Mr. Birzer, his role with our Adviser was an important factor in his selection as a director. No factor was by itself controlling.

In addition to the information provided in the table above, each director possesses the following attributes that were considered when selecting such director to join our Board of Directors: Mr. Ciccotello, experience as a college professor, a Ph.D. in finance and knowledge of energy infrastructure MLPs; Mr. Graham, experience as a college professor, executive leadership and business executive; Mr. Heath, executive leadership and business experience; and Mr. Birzer, investment management experience as an executive, portfolio manager and leadership roles with our Adviser.

Mr. Birzer serves as Chairman of the Board of Directors. Mr. Birzer is an “interested person” of ours within the meaning of the 1940 Act. The appointment of Mr. Birzer as Chairman reflects the Board of Director’s belief that his experience, familiarity with our day-to-day operations and access to individuals with responsibility for our management and operations provides the Board of Directors with insight into our business and activities and, with his access to appropriate administrative support, facilitates the efficient development of meeting agendas that address our business, legal and other needs and the orderly conduct of meetings of the Board of Directors. Mr. Heath serves as Lead Independent Director. The Lead Independent Director will, among other things, chair executive sessions of the three directors who are not “interested persons” of ours within the meaning of the 1940 Act (“Independent Directors”), serve as a spokesperson for the Independent Directors and serve as a liaison between the Independent Directors and our management. The Independent Directors will regularly meet outside the presence of management and are advised by independent legal counsel. The Board of Directors also has determined that its leadership structure, as described above, is appropriate in light of our size and complexity, the number of Independent Directors and the Board of Directors’ general oversight responsibility. The Board of Directors also believes that its leadership structure not only facilitates the orderly and efficient flow of information to the Independent Directors from management, but also enhances the independent and orderly exercise of its responsibilities.

We have an audit committee consisting of three Independent Directors (the “Audit Committee”). The Audit Committee members are Conrad S. Ciccotello (Chairman), John R. Graham and Charles E. Heath. The Audit Committee’s function is to oversee our accounting policies, financial reporting and internal control system. The Audit Committee makes recommendations regarding the selection of our independent registered public accounting firm, reviews the independence of such firm, reviews the scope of the audit and internal controls, considers and reports to the Board on matters relating to our accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate.

We have a nominating and governance committee that consists exclusively of three Independent Directors (the “Nominating Committee”). The Nominating Committee members are Conrad S. Ciccotello, John R. Graham (Chairman) and Charles E. Heath. The Nominating Committee’s function is to nominate and evaluate Independent Director candidates, review the compensation arrangements for each of the directors, review corporate governance issues and developments, and develop and recommend to the Board corporate governance guidelines and procedures, to the extent appropriate. The Nominating Committee will consider nominees recommended by stockholders so long as such recommendations are made in accordance with our Bylaws. Nominees recommended by stockholders in compliance with our Bylaws will be evaluated on the same basis as other nominees considered by the Nominating Committee.

We also have a compliance committee that consists exclusively of three Independent Directors (the “Compliance Committee”). The Compliance Committee’s function is to review and assess management’s compliance with applicable securities laws, rules and regulations, monitor compliance with our Code of Ethics, and handle other matters as the Board or committee chair deems appropriate. The Compliance Committee members are Conrad S. Ciccotello, John R. Graham and Charles E. Heath (Chairman).

The Board of Directors’ role in our risk oversight reflects its responsibility under applicable state law to oversee generally, rather than to manage, our operations. In line with this oversight responsibility, the Board of Directors will receive reports and makes inquiry at its regular meetings and as needed regarding the nature and extent of significant risks (including investment, compliance and valuation risks) that potentially could have a materially adverse impact on our business operations, investment performance or reputation, but relies upon our management to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. In addition to reports and other information received from our management regarding our investment program and activities, the Board of Directors as part of its risk oversight efforts will meet at its regular meetings and as needed with the our Adviser’s Chief Compliance Officer to discuss, among other things, risk issues and issues regarding our policies, procedures and controls. The Board of Directors may be assisted in performing aspects of its role in risk oversight by the Audit Committee and such other standing or special committees as may be established from time to time. For example, the Audit Committee regularly meets with our independent public accounting firm to review, among other things, reports on our internal controls for financial reporting.

The Board of Directors believes that not all risks that may affect us can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve our goals and objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the directors as to risk management matters are typically summaries of relevant information and may be inaccurate or incomplete. As a result of the foregoing and other factors, the risk management oversight of the Board of Directors is subject to substantial limitations.

Directors and officers who are interested persons of ours will receive no salary or fees from us. For the 2012 fiscal year, each Independent Director will receive from us an annual retainer in an amount to be determined following this offering and a fee of $2,000 (and reimbursement for related expenses) for each meeting of the Board or Audit Committee attended in person (or $1,000 for each Board or Audit Committee meeting attended telephonically, or for each Audit Committee meeting attended in person that is held on the same day as a Board meeting), and an additional $1,000 for each other committee meeting attended in person or telephonically. No director or officer is entitled to receive pension or retirement benefits from us.

The following table sets forth the dollar range of equity securities beneficially owned by each director of the Fund as of December 31, 2011.

Name of Director	Aggregate Dollar Range of Fund Securities Beneficially Owned By Director**	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies*
Independent Directors
Conrad S. Ciccotello	—	Over $100,000
John R. Graham	—	Over $100,000
Charles E. Heath	—	Over $100,000
Interested Directors
H. Kevin Birzer	—	Over $100,000

*	Includes the Fund, TYG, TYY, TYN, TTO, TPZ, NTG and TTP.
**	As of December 31, 2011, the officers and directors of the Fund, as a group, owned less than 1% of any class of the Fund’s outstanding shares of stock.

Indemnification of Directors and Officers

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty which is established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law and the 1940 Act.

Our Charter authorizes, to the maximum extent permitted by Maryland law and the 1940 Act, us to indemnify any present or former director or officer or any individual who, while a director or officer of ours and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of ours or as a present or former director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise, and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our Bylaws obligate us, to the maximum extent permitted by Maryland law to indemnify any present or former director or officer or any individual who, while a director of ours and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of ours and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our obligation to indemnify any director, officer or other individual, however, is limited by the 1940 Act which prohibits us from indemnifying any director, officer or other individual from any liability resulting from the willful misconduct, bad faith, gross negligence in the performance of duties or reckless disregard of applicable obligations and duties of the directors, officers or other individuals. To the maximum extent permitted by Maryland law and the 1940 Act, our Charter and Bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of ours in any of the capacities described above and any employee or agent of ours or a predecessor of ours.

Maryland law requires a corporation (unless its charter provides otherwise, which our Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he is made, or threatened to be made, a party by reason of his service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith, or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation, and (b) a written undertaking by him or on his behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met. Our obligation to indemnify any director, officer or other individual, however, is limited by the 1940 Act, which prohibits us from indemnifying any director, officer or other individual from any liability resulting from the willful misconduct, bad faith, gross negligence in the performance of duties or reckless disregard of applicable obligations and duties of the directors, officers or other individuals.

Investment Adviser

Tortoise Capital Advisors, L.L.C. serves as our investment adviser pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). Our Adviser specializes in managing portfolios of investments in listed energy infrastructure companies. Our Adviser was formed in 2002 to provide portfolio management services to institutional and high-net worth investors seeking professional management of their MLP investments. Our Adviser is wholly-owned by Tortoise Holdings, LLC, a holding company. Montage Investments, LLC (“Montage Investments”), a registered investment adviser, owns a majority interest in Tortoise Holdings, LLC with the remaining interests held by the five Managing Directors of our Adviser and certain other senior employees of our Adviser.

Our Adviser is located at 11550 Ash Street, Suite 300, Leawood, Kansas 66211. As of June 30, 2012, our Adviser managed investments of approximately $7.7 billion in the energy sector, including the assets of publicly traded closed-end funds, an open-end fund and other accounts.

Subject to the supervision of the Board of Directors, and pursuant to the Advisory Agreement, our investment committee is responsible for management of our investments. Our investment committee determines which portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, manages our covered call option strategy, selects brokers or dealers to place those orders, maintains books, provides certain clerical, bookkeeping and other administrative services and records with respect to our securities transactions and reports to the Board of Directors on our investments and performance.

The investment committee’s members are H. Kevin Birzer, Zachary Hamel, Kenneth Malvey, Terry Matlack, David Schulte and Robert Thummel, all of whom share responsibility for management of our investments. It is the policy of the investment committee that any investment decision relating to our portfolio must be approved by their unanimous vote. The members of the investment committee have the following years of investment experience: Mr. Birzer – 30 years; Mr. Hamel—23 years; Mr. Malvey—24 years; Mr. Matlack—29 years; Mr. Schulte – 22 years and Mr. Thummel – 17 years.

All members of our investment committee are employees of our Adviser.

The following table provides information about the number of and total assets in other accounts managed on a day-to-day basis by each investment committee member as of April 30, 2012.

Name of Manager	Number of Accounts	Total Assets of Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
H. Kevin Birzer
Registered investment companies	9	5,505,078,757	0	—
Other pooled investment vehicles	5	62,030,827	1	21,443,853
Other accounts	590	2,421,432,490	0	—
Zachary A. Hamel
Registered investment companies	9	5,505,078,757	0	—
Other pooled investment vehicles	7	94,396,992	1	21,443,853
Other accounts	601	3,576,391,011	0	—
Kenneth P. Malvey
Registered investment companies	9	5,505,078,757	0	—
Other pooled investment vehicles	7	94,396,992	1	21,443,853
Other accounts	601	3,576,391,011	0	—
Terry C. Matlack
Registered investment companies	9	5,505,078,757	0	—
Other pooled investment vehicles	5	62,030,827	1	21,443,853
Other accounts	590	2,421,432,490	0	—
David J. Schulte
Registered investment companies	9	5,505,078,757	0	—
Other pooled investment vehicles	5	62,030,827	1	21,443,853
Other accounts	590	2,421,432,490	0	—
Robert Thummel
Registered investment companies	0	—	0	—
Other pooled investment vehicles	0	—	0	—
Other accounts	0	—	0	—

None of Messrs. Birzer, Hamel, Malvey, Matlack, Schulte or Thummel receive any direct compensation from us or any other of the managed accounts reflected in the table above. Messrs. Birzer, Hamel, Malvey, Matlack Schulte and Thummel are full-time employees of our Adviser and receive a fixed salary for the services they provide. Each of Messrs. Birzer, Hamel, Malvey, Matlack, Schulte and Thummel own an equity interest in Tortoise Holdings, LLC, the sole member of our Adviser, and each thus benefits from increases in the net income of our Adviser.

The Adviser has hired 440 Investment Group, LLC (“440 Investment Group”) to provide research assistance and option market analysis for its covered call option strategy. 440 Investment Group, an affiliate of the Adviser owned by Montage Investments, is a registered investment adviser that specializes in alternative investments, including option strategies. The founders of 440 Investment Group have over a decade of alternative investment experience, including managing commodity, agriculture and index option investment strategies.

In addition to portfolio management services, our Adviser is obligated to supply our Board and officers with certain statistical information and reports, to oversee the maintenance of various books and records and to arrange for the preservation of records in accordance with applicable federal law and regulations. Under the Advisory Agreement, we pay our Adviser a fee equal to 1.10% annually of our average monthly Managed Assets for the services rendered by it. Managed Assets means our Total Assets minus the sum of accrued liabilities other than (1) debt entered into for the purpose of leverage and (ii) the aggregate liquidation preference of any outstanding preferred stock. The Adviser has agreed to a fee waiver of 0.15%, 0.15%, 0.10% and 0.10% of our average monthly Managed Assets for the first, second, third and fourth years following this offering, respectively. Because the fee paid to the Adviser is determined on the basis of our Managed Assets, the Adviser’s interest in determining whether we should incur additional leverage will conflict with our interests.

Because the management fees paid to our Adviser are based upon a percentage of our Managed Assets, fees paid to our Adviser are higher when we are leveraged; thus, our Adviser will have an incentive to leverage us. Our Adviser intends to leverage us only when it believes it will serve the best interests of our stockholders. Our average monthly Managed Assets are determined for the purpose of calculating the management fee by taking the average of the monthly determinations of Managed Assets during a given calendar quarter. The fees are payable for each calendar quarter within five (5) days of the end of that quarter.

The Advisory Agreement provides that we will pay all expenses other than those expressly stated to be payable by our Adviser, which expenses payable by us shall include, without implied limitation: (1) expenses of maintaining and continuing our existence and related overhead, including, to the extent services are provided by personnel of our Adviser or its affiliates, office space and facilities and personnel compensation, training and benefits, (2) our registration under the 1940 Act, (3) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments, including placement and similar fees in connection with direct placements entered into on our behalf, (4) auditing, accounting and legal expenses, (5) taxes and interest, (6) governmental fees, (7) expenses of listing our shares with a stock exchange, and expenses of issue, sale, repurchase and redemption (if any) of our shares, including expenses of conducting tender offers for the purpose of repurchasing our shares, (8) expenses of registering and qualifying us and our shares under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes, (9) expenses of communicating with stockholders, including website expenses and the expenses of preparing, printing and mailing press releases, reports and other notices to stockholders and of meetings of stockholders and proxy solicitations therefor, (10) expenses of reports to governmental officers and commissions, (11) insurance expenses, (12) association membership dues, (13) fees, expenses and disbursements of custodians and subcustodians for all services to us (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset value), (14) fees, expenses and disbursements of transfer agents, dividend and interest paying agents, stockholder servicing agents and registrars for all services to us, (15) compensation and expenses of our directors who are not members of our Adviser’s organization, (16) pricing and valuation services employed by us, (17) all expenses incurred in connection with leveraging of our assets through a line of credit or other indebtedness or issuing and maintaining notes or preferred stock, (18) all expenses incurred in connection with offerings of our common and preferred stock and debt securities, and (19) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and our obligation to indemnify our directors, officers and stockholders with respect thereto.

The Advisory Agreement provides that our Adviser will not be liable in any way for any default, failure or defect in any of the securities comprising the portfolio if it has satisfied the duties and the standard of care, diligence and skill set forth in the Advisory Agreement. However, our Adviser will be liable to us for any loss, damage, claim, cost, charge, expense or liability resulting from our Adviser’s willful misconduct, bad faith or gross negligence or disregard by our Adviser of our Adviser’s duties or standard of care, diligence and skill set forth in the Advisory Agreement or a material breach or default of our Adviser’s obligations under the Advisory Agreement.

The Advisory Agreement has a term ending on the second anniversary of this offering and may be continued from year to year thereafter as provided in the 1940 Act. The Advisory Agreement will be submitted to the Board of Directors for renewal each year following its initial term. The Advisory Agreement will continue from year to year, provided such continuance is approved by a majority of the Board or by vote of the holders of a majority of our outstanding voting securities. In addition, the Advisory Agreement must be approved annually by vote of a majority of the Independent Directors. The Advisory Agreement may be terminated by our Adviser or us, without penalty, on sixty (60) days’ written notice to the other. The Advisory Agreement will terminate automatically in the event of its assignment.

Code of Ethics

We and our Adviser have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act, which is applicable to officers, directors and designated employees of us and our Adviser (collectively, the “Codes”). Subject to certain limitations, the Codes permit those officers, directors and designated employees of ours, and our Adviser (“Covered Persons”) to invest in securities, including securities that may be purchased or held by us. The Codes contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of Covered Persons and the interests of investment advisory clients such as ours. Among other things, the Codes prohibit certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires submission of duplicate broker confirmations and statements and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Codes may be granted in particular circumstances after review by appropriate personnel.

The Code of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Our code of ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Room 1580,Washington, D.C. 20549.

Our Code of Ethics is also available on our Adviser’s website at www.tortoiseadvisors.com.

PORTFOLIO TRANSACTIONS

Execution of Portfolio Transactions

Our Adviser is responsible for decisions to buy and sell securities for us, broker-dealer selection, negotiation of brokerage commission rates, and management of our covered call strategy. Our Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution. In selecting a broker-dealer to execute each particular transaction, our Adviser will initially consider their ability to execute transactions at the most favorable prices and lowest overall execution costs, while also taking into consideration other relevant factors, such as the reliability, integrity and financial condition of the broker-dealer, the size of and difficulty in executing the order, the quality of execution and custodial services, and the provision of valuable research services that can be reasonably expected to enhance the investment return of clients managed by our Adviser. Research services may include reports on energy infrastructure companies, the market, the economy and other general widely distributed research, and may be used by our Adviser in servicing all funds and accounts managed by the Adviser, including us. Receipt of research is one of a number of factors considered in assigning an overall internal ranking to brokers. The price to us in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the execution services offered.

We may, from time to time, enter into arrangements with placement agents in connection with direct placement transactions. In evaluating placement agent proposals, our Adviser will consider each broker’s access to issuers of pipeline and other energy infrastructure company securities and experience in the energy infrastructure market, particularly the direct placement market. In addition to these factors, our Adviser will consider whether the proposed services are customary, whether the proposed fee schedules are within the range of customary rates, whether any proposal would obligate us to enter into transactions involving a minimum fee, dollar amount or volume of securities, or into any transaction whatsoever, and other terms such as indemnification provisions.

Subject to such policies as the Board may from time to time determine, our Adviser shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused us to pay a broker or dealer that provides brokerage and research services to our Adviser an amount of commission for effecting an investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if our Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or our Adviser’s overall responsibilities with respect to us and to other clients of our Adviser as to which our Adviser exercises investment discretion. Our Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers and dealers who also provide research or statistical material or other services to us, our Adviser or to any sub-adviser. Such allocation shall be in such amounts and proportions as our Adviser shall determine and our Adviser will report on said allocations regularly to the Board of Directors indicating the brokers to whom such allocations have been made and the basis therefor.

Portfolio Turnover

Our annual portfolio turnover rate may vary greatly from year to year. We may, but under normal market conditions, do not intend to, engage in frequent and active trading of portfolio securities. Although we cannot accurately predict our portfolio turnover rate, we expect to maintain relatively low (e.g., less than 30% under normal market circumstances) turnover of our core equity portfolio under normal market conditions, not including purchases and sales of equity securities and call options in connection with our call option program. On an overall basis, our annual turnover rate may exceed 100%. A high turnover rate involves greater trading costs to us and may result in greater realization of taxable capital gains.

NET ASSET VALUE

We compute the net asset value of our common stock as of the close of trading of the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each calendar month and at such other times as the Board of Directors may determine. When considering an offering of common stock, we calculate our net asset value on a more frequent basis, generally daily, to the extent necessary to comply with the provisions of the 1940 Act. We currently intend to make our net asset value available for publication weekly on our Adviser’s website. The net asset value per common share equals our net asset value divided by the number of outstanding shares of common stock. Our net asset value equals the value of our Total Assets less: (i) all of our liabilities (including accrued expenses); (ii) accumulated and unpaid dividends on any outstanding preferred stock; (iii) the aggregate liquidation preference of any outstanding preferred stock; (iv) accrued and unpaid interest payments on any outstanding indebtedness; (v) the aggregate principal amount of any outstanding indebtedness; and (vi) any distributions payable on our common stock.

We will determine the value of our assets and liabilities in accordance with valuation procedures adopted by our Board of Directors. Securities for which market quotations are readily available shall be valued at “market value.” If a market value cannot be obtained or if our Adviser determines that the value of a security as so obtained does not represent value as of the measurement date (due to a significant development subsequent to the time its price is determined or otherwise), value for the security shall be determined pursuant to the methodologies established by our Board of Directors.

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The value for equity securities and equity-related securities is determined by using readily available market quotations from the principal market. For equity and equity-related securities that are freely tradable and listed on a securities exchange or over the counter market, value is determined using the last sale price on that exchange or OTC market on the measurement date. If the security is listed on more than one exchange, we will use the price of the exchange that we consider to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If a security is traded on the measurement date, then the last reported sale price on the OTC market on which the security is principally traded, up to the time of valuation, is used. If there were no reported sales on the security’s principal exchange or OTC market on the measurement date, then the average between the last bid price and last asked price, as reported by the pricing service, shall be used. We will obtain direct written broker-dealer quotations if a security is not traded on an exchange or quotations are not available from an approved pricing service. Exchange-traded options will be valued at the mean of the best bid and best asked prices across all option exchanges.

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An equity security of a publicly traded company acquired in a private placement transaction without registration is subject to restrictions on resale that can affect the security’s liquidity and value. Such securities that are convertible into publicly traded common shares or securities that may be sold pursuant to Rule 144, shall generally be valued based on the value of the freely tradable common share counterpart less an applicable discount. Generally, the discount will initially be equal to the discount at which we purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be determined for the discount.

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Fixed income securities (other than the short-term securities as described below) are valued by (i) using readily available market quotations based upon the last updated sale price or a market value from an approved pricing service generated by a pricing matrix based upon yield data for securities with similar characteristics or (ii) by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security.

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A fixed income security acquired in a private placement transaction without registration is subject to restrictions on resale that can affect the security’s liquidity and value. Among the various factors that can affect the value of a privately placed security are (i) whether the issuing company has freely trading fixed income securities of the same maturity and interest rate (either through an initial public offering or otherwise); (ii) whether the company has an effective registration statement in place for the securities; and (iii) whether a market is made in the securities. The securities normally will be valued at amortized cost unless the portfolio company’s condition or other factors lead to a determination of value at a different amount.

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Short-term securities, including bonds, notes, debentures and other fixed income securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of 60 days or less, for which reliable market quotations are readily available are valued on an amortized cost basis.

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Other assets will be valued at market value pursuant to written valuation procedures adopted by our Board of Directors, or if a market value cannot be obtained or if our Adviser determines that the value of a security as so obtained does not represent value as of the measurement date (due to a significant development subsequent to the time its price is determined or otherwise), value shall be determined pursuant to the methodologies established by our Board of Directors.

Valuations of public company securities determined pursuant to fair value methodologies will be presented to our Board of Directors or a designated committee thereof for approval at the next regularly scheduled board meeting.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain U.S. federal income tax considerations affecting the Fund and its stockholders. The discussion reflects applicable U.S. federal income tax laws of the U.S. as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the IRS, possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal income, estate or gift, or state, local or foreign tax concerns affecting the Fund and its stockholders (including stockholders owning large positions in the Fund). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status, such as a financial institution, REIT, insurance company, RIC, individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax. Unless otherwise noted, this discussion assumes the Fund’s stock is held by U.S. persons and that such shares are held as capital assets.

A U.S. holder is a beneficial owner that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

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a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. stockholders have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “Non-U.S. holder” is a beneficial owner of shares of the Fund that is an individual, corporation, trust, or estate and is not a U.S. holder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Fund, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership.

Taxation as a RIC

The Fund intends to elect to be treated as, and to qualify each year for the special tax treatment afforded, a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As long as the Fund meets certain requirements that govern the Fund’s source of income, diversification of assets and distribution of earnings to stockholders, the Fund will not be subject to U.S. federal income tax on income distributed (or treated as distributed, as described below) to its stockholders. With respect to the source of income requirement, the Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such shares, securities or currencies and (ii) net income derived from interests in qualified publicly traded partnerships. A qualified publicly traded partnership is generally defined as a publicly traded partnership under Section 7704 of the Code, but does not include a publicly traded partnership if 90% or more of its income is described in (i) above. For purposes of the income test, the Fund will be treated as receiving directly its share of the income of any partnership that is not a qualified publicly traded partnership.

With respect to the diversification of assets requirement, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s Total Assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s Total Assets and not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of the Fund’s Total Assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that the Fund controls and that are determined to be engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

If the Fund qualifies as a RIC and distributes to its stockholders at least 90% of the sum of (i) its “investment company taxable income,” as that term is defined in the Code (which includes, among other items, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to stockholders. However, if the Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 35%) on the amount retained. The Fund intends to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. Under the Code, the Fund will generally be subject to a nondeductible 4% federal excise tax on the undistributed portion of its ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of (i) 98% of the Fund’s ordinary income (computed on a calendar year basis), (ii) 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31), and (iii) certain amounts from previous years to the extent such amounts have not been treated as distributed or been subject to tax under Subchapter M of the Code. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal market conditions, does not currently expect to be subject to this excise tax.

The Fund intends to invest a portion of its assets in MLPs. Net income derived from an interest in a qualified publicly traded partnership, which generally includes MLPs, is included in the sources of income from which a RIC must derive 90% of its gross income. However, not more than 25% of the value of a RIC’s Total Assets can be invested in the securities of qualified publicly traded partnerships. The Fund intends to invest only in MLPs that will constitute qualified publicly traded partnerships for purposes of the RIC rules, and not more than 25% of the value of the Fund’s Total Assets will be invested in the securities of publicly traded partnerships.

Federal Income Taxation of MLPs

MLPs are similar to corporations in many respects, but differ in others, especially in the way they are taxed for federal income tax purposes. A corporation is a distinct legal entity, separate from its stockholders and employees and is treated as a separate entity for federal income tax purposes as well. Like individual taxpayers, a corporation must pay a federal income tax on its income. To the extent the corporation distributes its income to its stockholders in the form of dividends, the stockholders must pay federal income tax on the dividends they receive. For this reason, it is said that corporate income is double-taxed, or taxed at two levels.

An MLP that satisfies the Qualifying Income rules described below, and does not elect otherwise, is treated for federal income tax purposes as a pass-through entity. No federal income tax is paid at the partnership level. A partnership’s income is considered earned by all the partners; it is allocated among all the partners in proportion to their interests in the partnership (generally as provided in the partnership agreement), and each partner pays tax on his, her or its share of the partnership’s income. All the other items that go into determining taxable income and tax owed are passed through to the partners as well — capital gains and losses, deductions, credits, etc. Partnership income is thus said to be single-taxed or taxed only at one level — that of the partner.

The Code generally requires “publicly traded partnerships” to be treated as corporations for federal income tax purposes. However, if the publicly traded partnership satisfies certain requirements and does not elect otherwise, the publicly traded partnership will be taxed as a partnership for federal income tax purposes, referred to herein as an MLP. Under these requirements, an MLP must derive each taxable year at least 90% of its gross income from Qualifying Income.

Qualifying Income for MLPs includes interest, dividends, real estate rents, gain from the sale or disposition of real property, certain income and gain from commodities or commodity futures, and income and gain from certain mineral or natural resources activities. Mineral or natural resources activities that generate Qualifying Income include income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil or products thereof), or the marketing of any mineral or natural resource (including fertilizer, geothermal energy, and timber). Most MLPs today are in energy, timber, or real estate related businesses.

Because the MLP itself does not pay federal income tax, its income or loss is allocated to its investors, irrespective of whether the investors receive any cash payment from the MLP. MLPs generally make quarterly cash distributions. Although they resemble corporate dividends, MLP distributions are treated differently. The MLP distribution is treated as a return of capital to the extent of the investor’s basis in his MLP interest and, to the extent the distribution exceeds the investor’s basis in the MLP interest, capital gain. The investor’s original basis is the price paid for the units. The basis is adjusted downward with each distribution and allocation of deductions (such as depreciation) and losses, and upwards with each allocation of income.

When the units are sold, the difference between the sales price and the investor’s adjusted basis is the gain or loss for federal income tax purposes. The partner generally will not be taxed on distributions until (1) he sells his MLP units and pays tax on his gain, which gain is increased resulting from the basis decrease resulting from prior distributions; or (2) his basis reaches zero.

Failure to Qualify as a RIC

If the Fund is unable to satisfy the 90% distribution requirement or otherwise fails to qualify as a RIC in any year, it will be taxed in the same manner as an ordinary corporation and distributions to the Fund’s stockholders will not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would constitute dividends, which would generally be eligible for the dividends received deduction available to corporate stockholders, and non-corporate stockholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation in taxable years beginning on or before December 31, 2012, provided in each case that certain holding period and other requirements are satisfied. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholders’ tax basis in their Fund shares, and any remaining distributions would be treated as a capital gain. Earnings and profits are generally treated, for federal income tax purposes, as first being used to pay distributions on preferred stock, and then to the extent remaining, if any, to pay distributions on the common stock. To qualify as a RIC in a subsequent taxable year, the Fund would be required to satisfy the source-of-income, the asset diversification, and the annual distribution requirements for that year and dispose of any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, the Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which the Fund failed to qualify for tax treatment as a RIC that are recognized within the subsequent 10 years, unless the Fund made a special election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.

Taxation for U.S. Stockholders

Assuming the Fund qualifies as a RIC, distributions paid to you by the Fund from its investment company taxable income will generally be taxable to you as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. A portion of such distributions (if designated by the Fund) may qualify (i) in the case of corporate stockholders, for the dividends received deduction under Section 243 of the Code to the extent that the Fund’s income consists of dividend income from U.S. corporations, excluding distributions from certain entities, including REITs, or (ii) in the case of individual stockholders for taxable years beginning on or prior to December 31, 2012, as qualified dividend income eligible to be taxed at reduced rates under Section 1(h)(11) of the Code (which generally provides for a maximum rate of 15%) to the extent that the Fund receives qualified dividend income, and provided in each case that certain holding period and other requirements are met. Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (e.g., generally, if the issuer is incorporated in a possession of the United States or in a country with a qualified comprehensive income tax treaty with the United States, or if the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). To be treated as qualified dividend income, the stockholder must hold the shares paying otherwise qualifying dividend income more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. A stockholder’s holding period may be reduced for purposes of this rule if the stockholder engages in certain risk reduction transactions with respect to the stock. A qualified foreign corporation generally excludes any foreign corporation that, for the taxable year of the corporation in which the dividend was paid or the preceding taxable year, is a passive foreign investment company. Distributions made to you from an excess of net long-term capital gain over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to you but retained by the Fund, will be taxable to you as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time you have owned our shares. The maximum tax rate on capital gain dividends received by individuals is generally 15% for such gain realized before January 1, 2013.

Distributions in excess of the Fund’s earnings and profits will be treated by you, first, as a tax-free return of capital, which is applied against and will reduce the adjusted tax basis of your shares and, after such adjusted tax basis is reduced to zero, will generally constitute capital gain to you. Under current law, the maximum 15% tax rate on long-term capital gains and qualified dividend income will cease to apply for taxable years beginning after December 31, 2012; beginning in 2013, the maximum rate on long-term capital gains is scheduled to increase to 20%, and all ordinary dividends (including amounts treated as qualified dividends under the law currently in effect) will be taxed as ordinary income. After the close of its taxable year, the Fund will provide you with information or the amount of any qualified dividend income or capital gain dividends and other distributions.

As a RIC, the Fund will be subject to the AMT, but any items that are treated differently for AMT purposes must be apportioned between the Fund and the stockholders and this may affect the stockholders’ AMT liabilities. The Fund intends in general to apportion these items in the same proportion that dividends paid to each stockholder bear to the Fund’s taxable income (determined without regard to the dividends paid deduction).

Sales and other dispositions of the Fund’s shares generally are taxable events. You should consult your own tax adviser with reference to your individual circumstances to determine whether any particular transaction in the Fund’s shares is properly treated as a sale or exchange for federal income tax purposes and the tax treatment of any gains or losses recognized in such transactions. The sale or other disposition of shares of the Fund will generally result in capital gain or loss to you equal to the difference between the amount realized and your adjusted tax basis in the shares sold or exchanged, and will be long-term capital gain or loss if your holding period for the shares is more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends you received (including amounts credited as an undistributed capital gain dividend) with respect to such shares. A loss you realize on a sale or exchange of shares of the Fund generally will be disallowed if you acquire other substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that you dispose of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income of corporations. For non-corporate taxpayers, short-term capital gain will currently be taxed at the rate applicable to ordinary income, currently a maximum rate of 35%, while long-term capital gain realized before January 1, 2013 generally will be taxed at a maximum rate of 15%. Capital losses are subject to certain limitations.

For purpose of determining (i) whether the annual distribution requirement is satisfied for any year and (ii) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. stockholder will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, if the Fund pays you a distribution in January that was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such distribution will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the distribution was declared. A stockholder may elect not to have all distributions automatically reinvested in Fund shares pursuant to the Plan. If a stockholder elects not to participate in the Plan, such stockholder will receive distributions in cash. For taxpayers subject to U.S. federal income tax, all distributions will generally be taxable, as discussed above, regardless of whether a stockholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund.

If a stockholder’s distributions are automatically reinvested pursuant to the Plan, for U.S. federal income tax purposes, the stockholder will generally be treated as having received a taxable distribution in the amount of the cash dividend that the stockholder would have received if the stockholder had elected to receive cash. Under certain circumstances, however, if a stockholder’s distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distribution in newly issued shares of the Fund, the stockholder may be treated as receiving a taxable distribution equal to the fair market value of the stock the stockholder receives.

The Fund intends to distribute substantially all realized capital gains, if any, at least annually. If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to stockholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of shares owned by a stockholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the stockholder’s gross income and the tax deemed paid by the stockholders.

Call Options

The Fund’s covered call options generally will be treated as options governed by Code Section 1234. Pursuant to Code Section 1234, if a written option expires unexercised, the premium received is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received for writing the option is short-term capital gain or loss. If a call option written by the Fund is cash settled, any resulting gain or loss will generally be short-term capital gain or loss.

The Code contains special rules that apply to “straddles,” defined generally as the holding of “offsetting positions with respect to personal property.” For example, the straddle rules normally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. If two or more positions constitute a straddle, recognition of a realized loss from one position must generally be deferred to the extent of unrecognized gain in an offsetting position. In addition, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. Similarly, “wash sale” rules apply to prevent the recognition of loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period.

To the extent that any of the Fund’s positions constitute tax straddles which do not qualify as a “qualified covered call” under Section 1092(c)(4), the impact upon the Fund’s income taxes will include: dividends received on the long common stock leg of the straddle may not be eligible for distributions that qualify as “qualified dividend income” or for the corporate dividends received deduction, the Fund will generally realize short-term gain or loss on the long common stock leg of the straddle (to the extent losses are not otherwise deferred) and, realized losses on either the long common stock or the written (short) option legs of the straddle may be deferred for tax purposes to the extent that both legs of the straddle are not closed within the same tax year.

In general, a “qualified covered call option” is an option that is written (sold) with respect to stock that is held or acquired by a taxpayer in connection with granting the option which meets certain requirements, including: the option is exchange-traded or, if OTC, meets certain IRS requirements, is granted more than 30 days prior to expiration, is not “deep-in-the-money” (within the meaning of Section 1092), is not granted by an options dealer (within the meaning of Section 1256(g)(8)) in connection with the option dealer’s activity of dealing in options, and gain or loss with respect to such option is not ordinary income or loss. Provided the Fund’s covered calls meet the definition of qualified covered calls and are not part of a larger straddle, the general tax straddle holding period termination rules will not apply. As a result, dividend income received with respect to the long common stock leg of the straddle may be eligible for qualified dividend income and corporate dividends received deduction treatment (assuming all other relevant requirements are met). In addition, the general tax straddle rules requiring loss deferral and the capitalization of certain interest expense and carrying charges will not apply. Qualified covered call option positions are, however, subject to special rules in the case of options which are in-the-money (but still not “deep-in-the-money”) or for positions which are closed near year end (and not within the same year end).

The Fund may enter into transactions that would be treated as “Section 1256 Contracts” under the Code. In general, the Fund would be required to treat any Section 1256 Contracts as if they were sold for their fair market value at the end of the Fund’s taxable year, and would be required to recognize gain or loss on such deemed sale for federal income tax purposes even though the Fund did not actually sell the contract and receive cash. Forty percent of such gain or loss would be treated as short-term capital gain or loss and sixty percent of such gain or loss would be treated as long-term capital gain or loss.

The Code allows a taxpayer to elect to offset gains and losses from positions that are part of a “mixed straddle.” A “mixed straddle” is any straddle in which one or more but not all positions are section 1256 contracts. The Fund may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily “marking to market” of all open positions in the account and a daily netting of gains and losses from all positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The net capital gain or loss is treated as 60 percent long-term and 40 percent short-term capital gain or loss if attributable to the section 1256 contract positions, or all short-term capital gain or loss if attributable to the non-section 1256 contract positions.

The Fund’s transactions in options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to stockholders. These provisions also (a) will require the Fund to mark-to- market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirement for qualifying to be taxed as a RIC and the distribution requirement for avoiding excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a RIC.

Withholding and Other

Further, certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) convert distributions that would otherwise constitute qualified dividend income into short-term capital gain or ordinary income taxed at the higher rate applicable to ordinary income, (ii) treat distributions that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vii) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (viii) adversely alter the characterization of certain complex financial transactions, and (ix) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. While it may not always be successful in doing so, the Fund will seek to avoid or minimize any adverse tax consequences of its investment practices.

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its stockholders their pro rata shares of qualified foreign taxes paid by the Fund, with the result that stockholders will not be entitled to a tax deduction or credit for such taxes on their own US federal income tax returns, although the Fund’s payment of such taxes will remain eligible for a foreign tax credit or a deduction in computing the Fund’s taxable income.

The Fund is required in certain circumstances to backup withhold at a current rate of 28% (which is scheduled to increase to 31% after 2012) on taxable distributions and certain other payments paid to certain holders of the Fund’s shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Medicare Tax

For taxable years beginning after December 31, 2012, recently enacted legislation will generally impose a 3.8 percent tax on the net investment income of certain individuals with a modified adjusted gross income of over $200,000 ($250,000 in the case of joint filers) and on the undistributed net investment income of certain estates and trusts. For these purposes, “net investment income” will generally include interest, dividends, annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of shares of our stock) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain. Thus, certain of our taxable distributions to stockholders may be subject to the additional tax.

U.S. Federal Income Tax Considerations for Non-U.S. Stockholders

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to a Non-U.S. Stockholder.

This summary does not purport to be a complete description of the income tax considerations for a Non-U.S. Stockholder. For example, the following does not describe income tax consequences that are assumed to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws. This summary does not discuss any aspects of U.S. estate or gift tax or state or local tax. In addition, this summary does not address (i) any Non-U.S. Stockholder that holds, at any time, more than 5 percent of the Fund’s stock, directly or under ownership attribution rules applicable for purposes of Section 897 of the Code, or (ii) any Non-U.S. Stockholder whose ownership of shares of the Fund is effectively connected with the conduct of a trade or business in the United States.

As indicated above, the Fund intends to elect to be treated, and to qualify each year, as a RIC for U.S. federal income tax purposes. This summary is based on the assumption that the Fund will qualify as a RIC in each of its taxable years. Distributions of the Fund’s investment company taxable income to Non-U.S. Stockholders will, except as discussed below, be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) to the extent of the Fund’s current and accumulated earnings and profits. In order to obtain a reduced rate of withholding, a Non-U.S. Stockholder will be required to provide an Internal Revenue Service Form W-8BEN certifying its entitlement to benefits under a treaty.

Actual or deemed distributions of the Fund’s net capital gains to a Non-U.S. Stockholder, and gains realized by a Non-U.S. Stockholder upon the sale of the Fund’s stock, will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax unless the Non-U.S. Stockholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied.

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions (which the Fund may do in the future), a Non-U.S. Stockholder may be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax the Fund paid on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. Stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. Stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return.

A Non-U.S. Stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. Stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Stockholder or otherwise establishes an exemption from backup withholding. The amount of any backup withholding from a payment to a Non-U.S. Stockholder will be allowed as a credit against such Non-U.S. Stockholder’s United States federal income tax liability and may entitle such holder to a refund, provided that the required information is furnished to the Internal Revenue Service.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Recently Enacted Legislation

Beginning with payments of dividends or interest made on or after January 1, 2014, and payments of gross proceeds made after January 1, 2015, recently enacted legislation will generally impose a 30% withholding tax on distributions paid with respect to our stock and the gross proceeds from a disposition of our stock paid to (i) a foreign financial institution (as defined in
Section 1471(d)(4) of the Code) unless the foreign financial institution enters into an agreement with the U.S. Treasury Department to collect and disclose information regarding its U.S. account holders (including certain account holders that are foreign entities that have U.S. owners) and satisfies certain other requirements, and (ii) certain other non-U.S. entities unless the entity provides the payor with certain information regarding direct and indirect U.S. owners of the entity, or certifies that it has no such U.S. owners, and complies with certain other requirements. You are encouraged to consult with your own tax adviser regarding the possible implications of this recently enacted legislation on your investment in our stock.

The foregoing is a general and abbreviated summary of the provisions of the Code and the treasury regulations in effect as they directly govern the taxation of the Fund and its stockholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Stockholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.

PROXY VOTING POLICIES

We and our Adviser have adopted proxy voting policies and procedures (“Proxy Policy”), which they believe are reasonably designed to ensure that proxies are voted in our best interests and the best interests of our stockholders. Subject to the oversight of the Board of Directors, the Board has delegated responsibility for implementing the Proxy Policy to our Adviser. Because of the unique nature of certain pipeline and other energy infrastructure companies in which we primarily invest, our Adviser will evaluate each proxy on a case-by-case basis. Because proxies of MLPs are expected to relate only to extraordinary measures, we do not believe that it is prudent to adopt pre-established voting guidelines.

In the event requests for proxies are received with respect to the voting of equity securities other than MLP equity units, on routine matters, such as election of directors or approval of auditors, the proxies usually will be voted with management unless our Adviser determines that it has a conflict or our Adviser determines that there are other reasons not to vote with management. On non-routine matters, such as amendments to governing instruments, proposals relating to compensation and stock option and equity compensation plans, corporate governance proposals and stockholder proposals, our Adviser will vote, or abstain from voting if deemed appropriate, on a case by case basis in a manner that it believes to be in the best economic interest of our stockholders. In the event requests for proxies are received with respect to debt securities, our Adviser will vote on a case by case basis in a manner that it believes to be in the best economic interest of our stockholders.

The Chief Executive Officer is responsible for monitoring our actions and ensuring that: (1) proxies are received and forwarded to the appropriate decision makers; and (2) proxies are voted in a timely manner upon receipt of voting instructions. We are not responsible for voting proxies that we do not receive, but will make reasonable efforts to obtain missing proxies. The Chief Executive Officer will implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including: (1) significant client relationships; (2) other potential material business relationships; and (3) material personal and family relationships. All decisions regarding proxy voting will be determined by the Investment Committee of our Adviser and will be executed by the Chief Executive Officer. Every effort will be made to consult with the portfolio manager and/or analyst covering the security. We may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

If a request for proxy presents a conflict of interest between our stockholders, on the one hand, and our Adviser, the principal underwriters, or any affiliated persons of ours, on the other hand, our management may: (1) disclose the potential conflict to the Board of Directors and obtain consent; or (2) establish an ethical wall or other informational barrier between the persons involved in the conflict and the persons making the voting decisions.

Information regarding how we vote proxies will be available without charge by calling us at (866) 362-9331. You may also access this information on the SEC’s website at http://www.sec.gov. Our Adviser’s website at http://www.tortoiseadvisors.com provides a link to all of our reports filed with the SEC.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 1200 Main Street, Kansas City, Missouri, serves as our independent registered public accounting firm. Ernst & Young provides audit and audit-related services, and tax return preparation and assistance to us.

ADMINISTRATOR, CUSTODIAN AND FUND ACCOUNTANT

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, will serve as our administrator and provide certain back-office support such as oversight and supervision of the payment of expenses and preparation of financial statements and related schedules. We will pay the administrator a monthly fee computed at an annual rate of 0.04% of the first $1 billion of our assets, 0.01% on the next $500 million of our assets and 0.005% on the balance of our assets.

U.S. Bank National Association, 1555 N. River Center Dr., Milwaukee, Wisconsin 53212, will serve as our custodian.

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, will serve as our fund accountant.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the common stock, offered hereby, has been filed by us with the SEC. The prospectus and this statement of additional information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. Please refer to the Registration Statement for further information with respect to us and the offering of our securities. Statements contained in the prospectus and this statement of additional information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to a Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC. Pursuant to a notice of eligibility claiming exclusion from the definition of commodity pool operator, filed with the CFTC and the National Futures Association, we are not deemed to be a “commodity pool operator” under the CEA, and accordingly, are not subject to registration or regulation as such under the CEA.

Report of Independent Registered Public Accounting Firm

The Shareholder and Board of Directors

Tortoise Energy Independence Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Tortoise Energy Independence Fund, Inc. (“the Company”) as of May 3, 2012. The statement of assets and liabilities is the responsibility of the Company’s management. Our responsibility is to express an opinion on the statement of assets and liabilities based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities, assessing the accounting principles used and significant estimates made by management, and evaluating the overall statement of assets and liabilities presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Tortoise Energy Independence Fund, Inc. at May 3, 2012, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Kansas City, Missouri

May 18, 2012

TORTOISE ENERGY INDEPENDENCE FUND, INC.

Statement of Assets and Liabilities

May 3, 2012

Assets:
Cash	$100,275
Deferred offering costs	13,864

Total assets	$114,139

Liabilities:
Accrued offering costs	$13,864

Total liabilities	13,864

Net assets applicable to common stockholders	$100,275

Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 4,200 shares issued and outstanding (100,000,000 shares authorized)	$4
Additional paid-in capital	100,271

Net assets applicable to common stockholders	$100,275

Net Asset Value per common share outstanding (net assets applicable to common stock, divided by common shares outstanding)	$23.88

The accompanying notes are an integral part of the statement of assets and liabilities.

TORTOISE ENERGY INDEPENDENCE FUND, INC.

Notes to Statement of Assets and Liabilities

May 3, 2012

1.	Organization

Tortoise Energy Independence Fund, Inc. (the “Company”) was organized as a Maryland corporation on April 11, 2012, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company has had no operations other than the sale of 4,200 shares to the seed subscriber on May 3, 2012. The Company seeks to provide its stockholders an efficient vehicle to invest in a portfolio consisting primarily of equity securities of North American energy companies. The Company is planning a public offering of its common stock as soon as practicable after the effective date of its registration statement.

2.	Significant Accounting Policies

The following is a listing of the significant accounting policies that the Company will implement upon the commencement of its operations:

A. Use of Estimates – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation – The Company plans to primarily own securities that are listed on a securities exchange or over-the-counter market. The Company will value those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company will use the price of the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

The Company may invest up to 30 percent of its total assets in unregistered or otherwise restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that will affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

Exchange-traded options will be valued at the mean of the highest bid and lowest asked prices across all option exchanges.

The Company will generally value short-term debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity will be valued on the basis of amortized cost, which approximates market value.

C. Security Transactions and Investment Income – Security transactions will be accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses will be reported on an identified cost basis. Interest income will be recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income will be recorded on the ex-dividend date. Distributions received from the Company’s investments in master limited partnerships (“MLPs”) generally will be comprised of ordinary income, capital gains and return of capital from the MLPs. The Company will allocate distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from the MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Company.

In addition, the Company may be subject to withholding taxes on foreign-sourced income. The Company will accrue such taxes when the related income is earned.

D. Distributions to Stockholders – The Company anticipates that it may take three to six months to invest substantially all of the net proceeds from an initial public offering in securities meeting its investment objectives. Once the Company is fully invested and to the extent it receives income, the Company intends to make quarterly cash distributions to common stockholders. In addition, on an annual basis, the Company may distribute additional capital gains in the last fiscal quarter if necessary to meet minimum distribution requirements and thus avoid being subject to excise taxes. The amount of any distributions will be determined by the Board of Directors. Distributions to stockholders will be recorded on the ex-dividend date. The character of distributions made during the year from net investment income, net realized gains, or other sources may differ from their ultimate characterization for federal income tax purposes.

E. Federal Income Taxation – The Company intends to elect to be treated and to qualify each year as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). As a result, the Company generally will not be subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders if it meets certain minimum distribution requirements. To qualify as a RIC, the Company will be required to distribute substantially all of its income, in addition to other asset diversification requirements. The Company will be subject to a 4 percent non-deductible U.S. federal excise tax on certain undistributed income unless the Company makes sufficient distributions to satisfy the excise tax avoidance requirement.

F. Organization Expenses and Offering Costs – Tortoise Capital Advisors, L.L.C. (the “Adviser”) has agreed to pay the costs related to the Company’s formation. Deferred offering costs paid by the Company will be charged as a reduction of paid-in capital at the completion of the Company’s initial public offering. At May 3, 2012, the amount of deferred offering costs owed by the Company was $13,864. The Adviser has also agreed to pay certain offering costs to the extent they exceed an amount per share to be determined based on the number of shares sold in the initial public offering. The Company will not pay offering costs in excess of $0.05 per share sold in the initial public offering.

G. Derivative Financial Instruments - The Company intends to seek to provide current income from gains earned through an option strategy which will normally consist of writing (selling) call options on selected equity securities in the portfolio (“covered calls”). The premium received on a written call option will initially be recorded as a liability and subsequently adjusted to the then current fair value of the option written. Premiums received from writing call options that expire unexercised will be recorded as a realized gain on the expiration date. Premiums received from writing call options that are exercised will be added to the proceeds from the sale of the underlying security to calculate the realized gain (loss). If a written call option is repurchased prior to its exercise, the realized gain (loss) will be the difference between the premium received and the amount paid to repurchase the option.

H. Indemnifications - Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Concentration of Risk

The Company’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to its shareholders. Under normal circumstances, and once fully invested in accordance with its investment objective, the Company will have at least 80 percent of its total assets (including any assets obtained through leverage) in equity securities of North American energy companies, including at least 70 percent of its total assets in equity securities of upstream energy companies. The Company considers a company to be a North American energy company if (i) it is organized under the laws of, or maintains its principal place of business in, North America and (ii) at least 50 percent of its assets, cash flow or revenue is associated with the exploration, development, drilling, completion or production of crude oil, condensate, natural gas and natural gas liquids (“NGLs”), or that provide associated transportation, processing, equipment, storage, and servicing. The Company considers a company to be an upstream energy company if (i) at least 50 percent of its assets, cash flow or revenue is associated with the exploration, development, drilling, completion or production of crude oil, condensate, natural gas and NGLs or (ii) its business is related to energy or refining as defined by the Standard Industrial Classification (“SIC”) system. The Company may invest up to 30 percent of its total assets in restricted securities, primarily through direct investments in securities of listed companies. The Company may also invest up to 25 percent of its total assets in securities of MLPs. The Company will not invest in privately-held companies.

4.	Agreements and Affiliations

The Company intends to enter into an Investment Advisory Agreement with the Adviser. No management fees will be charged until the Company commences operations.

Computershare Trust Company, N.A. serves as the Company’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

5.	Subsequent Events

The Company has performed an evaluation of subsequent events through the date the statement of assets and liabilities was issued and has determined that no additional items require recognition or disclosure.

Tortoise Energy Independence Fund, Inc.

STATEMENT OF ADDITIONAL INFORMATION

July 26, 2012